UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03334

CALVERT SOCIAL INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

September 30
Date of Fiscal Year End

September 30, 2017
Date of Reporting Period

Item 1. Reports to Stockholders

Calvert Balanced Fund (formerly, Calvert Balanced Portfolio)
Calvert Bond Fund (formerly, Calvert Bond Portfolio)
Calvert Equity Fund (formerly, Calvert Equity Portfolio)
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Calvert Social Investment Fund • Calvert Balanced Fund • Calvert Bond Fund • Calvert Equity Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

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TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Calvert Balanced Fund
6	Calvert Bond Fund
8	Calvert Equity Fund
10	Endnotes and Additional Disclosures
11	Understanding Your Fund’s Expenses
13	Financial Statements
87	Report of Independent Registered Public Accounting Firm
88	Federal Tax Information
89	Management and Organization
91	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S. stocks moved sharply higher following President Trump's election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of favorable economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
Global stocks also delivered strong returns during the period. Global stocks initially lagged the U.S. rally but rose sharply in the second half of the 12-month period, aided by positive economic indicators across a broad geographic range. Key equity indexes in the Asia-Pacific region also rose during the period despite the North Korea tensions. In the final three months of the period, China's stock market recorded its best quarterly performance in two years.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, rose 18.61%. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes. The MSCI World Index, a proxy for global equities, returned 18.17% during the period while reaching multiple all-time highs.
On the fixed income side, U.S. investment-grade, fixed income securities overall advanced slightly, with the Bloomberg Barclays U.S. Aggregate Bond Index inching up 0.07%. U.S. investment-grade, fixed income securities managed to generate a modest positive return, as coupon income more than offset the negative price effects of rising interest rates. However, this relatively temperate return belied the market’s underlying volatility for bond investors.
The 10-year Treasury yield ended the 1-year period at 2.33%, modestly up from 1.60% at the beginning. During the period, corporate bonds benefited from tighter credit spreads - the yield difference between corporate bonds and Treasurys of similar maturities. Spread tightening helped corporate bonds outperform Treasurys over the period, with longer maturity bonds producing the most excess returns. On average, lower quality BBB-rated[5] issues notably outperformed higher quality A- and AA-rated bonds during the 12-month period. Investment grade corporate spreads also tightened as their yields declined from 1.43% to 1.07%. Spreads of high-yield issues also tightened as their yields fell from 6.24% at the beginning of the period to 5.53% at the end.

Fund Performance - Calvert Balanced Fund
For the fiscal year ended September 30, 2017, Calvert Balanced Fund (the Fund) Class A shares at net asset value (NAV) returned 8.51%, compared with the Russell 1000® Index (the Index), which returned 18.54%, and the Balanced Composite Benchmark, which returned 10.86%. The Balanced Composite Benchmark is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund typically invests about 60% of its assets in equity securities and 40% in fixed income investments. The equity portion is primarily large-cap U.S. stocks. The fixed income portion is primarily a variety of investment-grade debt securities.
The fixed income sleeve of the Fund was a positive contributor to performance during the period as it outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. In addition, an overweight allocation to financials was beneficial as many stocks within the sector reacted positively to the U.S. presidential election and the resulting prospects for decreased regulation. Stock selection in the utilities sector further contributed. Yield-curve positioning within the fixed income sleeve also enhanced performance.
Underperformance of the equity sleeve of the Fund relative to the Index was a major detractor. In particular, stock selection in health care, information technology and consumer discretionary were detrimental. Within the equity sleeve, Prudential Financial, Inc., which provides life insurance, annuities and other retirement-related services, was a leading contributor. Its revenue streams tend to be highly correlated with gross domestic product growth and its shares rose on expectations that the Trump administration’s agenda to cut taxes and regulation would accelerate growth. Prudential Financial was sold during the period.
Facebook, Inc. was also one of the top contributors as the social-media company made progress on several key initiatives and investors rewarded the increasing engagement of users and strong revenue growth. American Financial Group, Inc., a property-and-casualty insurance company, was another leading contributor on the equity side. Like Prudential Financial, the company advanced on expectations that economic growth would accelerate as a result of the Trump agenda. Within the fixed income sleeve, maintaining a shorter-than-Index duration[7] was beneficial. An out-of-Index allocation to commercial mortgage-backed securities (CMBS) also helped Fund performance, specifically within non-agency CMBS.
Advance Auto Parts, Inc., an automotive aftermarket parts retailer, was the largest individual detractor in the equity sleeve. The company fell short of earnings expectations and several analysts questioned whether the company would succeed in its turnaround efforts. TechnipFMC plc, an energy-services provider for petroleum and natural-gas extraction, was also among the equity sleeve’s largest detractors. Since energy equipment and services revenues are highly correlated with oil prices, the company’s shares sank as oil prices dropped during the period. Advance Auto Parts was sold during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

Avnet, Inc., a manufacturer of semiconductors and other electronic components, was another significant detractor in the equity sleeve. Its earnings proved weaker than expected and it suffered a meaningful reduction in supplier contracts. In the fixed income sleeve, security selection in communications and financial institutions detracted.
Fund Performance - Calvert Bond Fund

For the fiscal year ended September 30, 2017, Calvert Bond Fund (the Fund) Class A shares at NAV returned 1.21%, outperforming the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which gained 0.07%.
The Fund’s asset allocation and shorter-than-Index duration positioning were significant sources of outperformance relative to the Index throughout most of the period. Security selection overall was a slight detractor from Index-relative performance during the period. An overweight to investment-grade corporate bonds and allocations to out-of-Index securitized assets were among the largest contributors to Fund performance versus the Index, as credit-related sectors had particularly strong returns. The Fund’s allocations to high-yield corporate bonds that were not in the Index further added to Index-relative returns.
The Fund’s overweight allocation to securities in the banking sector was a strong contributor to Index-relative performance. However, security selection in the sector was a slight offset. Within securitized assets, allocations to out-of-Index, asset-backed securities and commercial mortgage-backed securities were beneficial overall to Index-relative performance. An underweight to U.S. Treasurys also enhanced Index-relative performance.
As we look ahead, we believe that there is considerable uncertainty about fiscal policy, the composition of the Federal Open Market Committee, and geopolitical issues. In our opinion, there is more room for negative surprises than positive ones. Combined with what we believe are full valuations and peak global liquidity in the fixed income markets, we think that risk markets[8] could be vulnerable to an interruption in their exceptional run.
Against this backdrop, at the end of the period, we sought to position the Fund more defensively. We believe that the yield curve appears to be underpricing Federal Reserve interest-rate hikes, and the differences in yields between lower- and higher-quality credit securities are very narrow. We therefore shortened the Fund’s duration, although not dramatically so given our view that growth and inflation will remain low over the long run. We also moved up the quality spectrum to include more short-term, higher-quality bonds in the Fund, favoring highly liquid issues. We believe that this more defensive posture will benefit Fund returns if, as we expect, global monetary tightening challenges expensive valuations.

Fund Performance - Calvert Equity Fund
For the 12-month period ending September 30, 2017, Calvert Equity Fund (the Fund) Class A shares at NAV returned 16.39%, underperforming both the Russell 1000® Growth Index (the Index), which returned 21.94%, and the S&P 500 Index, which returned 18.61%. A euphoric growth market, like the one that prevailed over the last 12 months, is generally not driven by companies with consistent earnings growth, the primary focus of the Fund’s investment philosophy. Lack of ownership of high-growth stocks with high valuations, such as Amazon.com, Inc. and Nvidia Corp., was the primary cause of underperformance. No single holding or holdings in a particular sector significantly detracted from performance. Fifteen of the 20 largest detractors from Fund performance relative to the Index were from not owning stocks that posted high gains for the period.

In our assessment, Amazon’s stock is expensive and its price is based on the market’s belief in what margins could potentially be. Nvidia, a maker of chips for the artificial intelligence market, including self-driving cars, is highly valued for sales that may or may not materialize for a few years, and is generally not the kind of stock the Fund tends to own. Not owning The Boeing Company, a cyclical business with an inflated valuation, in our view, also significantly detracted. Although the Fund did hold Apple, Inc., the stock was the largest individual detractor from performance during the period because the Fund held less than the Index. The Fund gradually reduced its position in the stock in anticipation of Apple’s increasing dependency on new iterations of its iPhone for growth.

Thermo-Fisher Scientific, Inc., which the Fund held throughout the period, was the largest individual contributor to positive returns. A leader in life sciences, the company is particularly attractive because of its steady growth, underpinned by broad use of its products in pharmaceuticals and biotech, as well as in environmental and industrial applications. In our view, Thermo-Fisher Scientific’s performance is not reliant on which particular research yields marketable results, or the outcome of health legislation debates. Mastercard, Inc. and Visa, Inc. were also strong contributors as transitions from cash to credit in both developed and emerging countries continue, and promise to continue, for some time. Both are high-margin businesses with low balance-sheet risk. The Fund also benefited from its ownership of Whole Foods Market, Inc., a position that was exited after Amazon announced its acquisition of the organic-foods chain. Amazon’s decision to buy Whole Foods was validation of our belief in the value of the stock.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 3

CALVERT BALANCED FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA, Christopher Madden, CFA, Jade Huang and Charles B. Gaffney, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/21/1982	10/21/1982	8.51%	7.60%	4.78%
Class A with 4.75% Maximum Sales Charge	—	—	3.34	6.55	4.28
Class C at NAV	03/01/1994	10/21/1982	7.66	6.75	3.91
Class C with 1% Maximum Sales Charge	—	—	6.66	6.75	3.91
Class I at NAV	12/27/2004	10/21/1982	8.94	8.07	5.29
Class Y at NAV	04/30/2013	10/21/1982	8.84	7.80	4.88

Russell 1000® Index	—	—	18.54%	14.26%	7.54%
Balanced Composite Benchmark	—	—	10.86	9.37	6.55

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		0.94%	1.76%	0.72%	0.80%
Net		0.94	1.69	0.63	0.74

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$14,682	N.A.
Class I	$250,000	9/30/2007	$418,757	N.A.
Class Y	$10,000	9/30/2007	$16,112	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

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CALVERT BALANCED FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)[6]		TEN LARGEST STOCK HOLDINGS (% of net assets)

Equity	60.4%	Facebook, Inc., Class A	2.0%
Fixed-Income	38.7%	Apple, Inc.	2.0%
Time Deposit	0.8%	Alphabet, Inc., Class C	1.7%
Other	0.1%	Walt Disney Co. (The)	1.5%
Total	100.0%	Verizon Communications, Inc.	1.4%
		Bank of America Corp.	1.3%
		Chubb Ltd.	1.3%
		US Bancorp	1.3%
		CAE, Inc.	1.3%
		Johnson & Johnson	1.3%
		Total	15.1%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 5

CALVERT BOND FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	1.21%	2.24%	3.75%
Class A with 3.75% Maximum Sales Charge	—	—	-2.60	1.46	3.36
Class C at NAV	06/01/1998	08/24/1987	0.27	1.37	2.91
Class C with 1% Maximum Sales Charge	—	—	-0.72	1.37	2.91
Class I at NAV	03/31/2000	08/24/1987	1.54	2.74	4.32
Class Y at NAV	10/31/2008	08/24/1987	1.44	2.51	4.00

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	0.07%	2.06%	4.27%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		0.88%	1.75%	0.55%	0.62%
Net		0.88	1.63	0.53	0.62

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$13,324	N.A.
Class I	$250,000	9/30/2007	$381,847	N.A.
Class Y	$10,000	9/30/2007	$14,810	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BOND FUND
FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[6]

Corporate Bonds	46.6%
U.S. Treasury Obligations	20.7%
Asset-Backed Securities	18.7%
Collateralized Mortgage-Backed Obligations	4.0%
Commercial Mortgage-Backed Securities	3.1%
Taxable Municipal Obligations	2.9%
Time Deposit	1.6%
U.S. Government Agency Mortgage-Backed Securities	1.0%
High Social Impact Investments	0.6%
Sovereign Government Bonds	0.4%
U.S. Government Agencies and Instrumentalities	0.3%
Convertible Bonds	0.1%
Floating Rate Loans	0.0%	*
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

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CALVERT EQUITY FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Joseph B. Hudepohl, CFA, Lance V. Garrison, CFA, Jeffrey A. Miller, CFA and Robert R. Walton, Jr., CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	16.39%	12.56%	7.46%
Class A with 4.75% Maximum Sales Charge	—	—	10.87	11.47	6.94
Class C at NAV	03/01/1994	08/24/1987	15.48	11.73	6.65
Class C with 1% Maximum Sales Charge	—	—	14.50	11.73	6.65
Class I at NAV	11/01/1999	08/24/1987	16.85	13.09	8.01
Class Y at NAV	10/31/2008	08/24/1987	16.75	12.93	7.78

Russell 1000® Growth Index	—	—	21.94%	15.25%	9.08%
S&P 500 Index	—	—	18.61	14.22	7.43

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.11%	1.88%	0.74%	0.78%
Net		1.09	1.84	0.72	0.78

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$19,055	N.A.
Class I	$250,000	9/30/2007	$540,466	N.A.
Class Y	$10,000	9/30/2007	$21,171	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

8 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT EQUITY FUND
FUND PROFILE

SECTOR ALLOCATION (% of total investments)		TEN LARGEST STOCK HOLDINGS (% of net assets)

Information Technology	29.5%	Thermo Fisher Scientific, Inc.	4.9%
Health Care	20.8%	Danaher Corp.	4.8%
Consumer Discretionary	14.5%	Visa, Inc., Class A	4.7%
Industrials	10.8%	Alphabet, Inc., Class C	4.7%
Consumer Staples	7.7%	Microsoft Corp.	4.0%
Materials	6.1%	MasterCard, Inc., Class A	4.0%
Financials	5.1%	Dollar General Corp.	3.3%
Time Deposit	3.9%	Ecolab, Inc.	3.2%
Venture Capital Limited Partnership Interest	0.7%	Zoetis, Inc.	3.1%
High Social Impact Investments	0.6%	Accenture plc, Class A	2.9%
Venture Capital	0.3%	Total	39.6%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. MSCI World Index is an unmanaged index of equity securities in the developed markets. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. The Balanced Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class Y is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[6] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[7]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8] Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

Fund profile subject to change due to active management.

Important Notice
Effective November 6, 2017, the name of Calvert Balanced Fund was changed from Calvert Balanced Portfolio, Calvert Bond Fund was changed from Calvert Bond Portfolio, and Calvert Equity Fund was changed from Calvert Equity Portfolio.

10 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT BALANCED FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,039.10	$5.01**	0.98%
Class C	$1,000.00	$1,035.20	$9.18**	1.80%
Class I	$1,000.00	$1,041.30	$3.17**	0.62%
Class Y	$1,000.00	$1,040.80	$3.73**	0.73%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.16	$4.96**	0.98%
Class C	$1,000.00	$1,016.04	$9.10**	1.80%
Class I	$1,000.00	$1,021.96	$3.14**	0.62%
Class Y	$1,000.00	$1,021.41	$3.70**	0.73%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 11

CALVERT BOND FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,025.40	$4.62**	0.91%
Class C	$1,000.00	$1,020.50	$9.02**	1.78%
Class I	$1,000.00	$1,026.80	$2.64**	0.52%
Class Y	$1,000.00	$1,026.90	$3.05**	0.60%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.51	$4.61**	0.91%
Class C	$1,000.00	$1,016.14	$9.00**	1.78%
Class I	$1,000.00	$1,022.46	$2.64**	0.52%
Class Y	$1,000.00	$1,022.06	$3.04**	0.60%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

CALVERT EQUITY FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,100.10	$5.53**	1.05%
Class C	$1,000.00	$1,095.50	$9.51**	1.81%
Class I	$1,000.00	$1,102.10	$3.48**	0.66%
Class Y	$1,000.00	$1,101.60	$3.85**	0.73%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.32**	1.05%
Class C	$1,000.00	$1,015.99	$9.15**	1.81%
Class I	$1,000.00	$1,021.76	$3.35**	0.66%
Class Y	$1,000.00	$1,021.41	$3.70**	0.73%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

12 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 60.1%
Aerospace & Defense - 1.3%
CAE, Inc.	500,200	8,751,245

Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	57,850	4,402,385

Auto Components - 0.7%
Delphi Automotive plc	51,467	5,064,353

Banks - 3.8%
Bank of America Corp.	358,700	9,089,458
Citigroup, Inc.	48,125	3,500,612
KeyCorp	248,600	4,678,652
US Bancorp	165,601	8,874,558
		26,143,280

Beverages - 1.1%
PepsiCo, Inc.	68,696	7,654,795

Biotechnology - 2.8%
Biogen, Inc. *	12,852	4,024,218
Celgene Corp. *	29,025	4,232,426
Gilead Sciences, Inc.	105,289	8,530,515
Incyte Corp. *	9,756	1,138,915
Vertex Pharmaceuticals, Inc. *	10,700	1,626,828
		19,552,902

Capital Markets - 0.7%
CBOE Holdings, Inc.	44,800	4,821,824

Commercial Services & Supplies - 0.6%
Deluxe Corp.	59,532	4,343,455

Communications Equipment - 0.5%
Cisco Systems, Inc.	95,400	3,208,302

Consumer Finance - 1.1%
Ally Financial, Inc.	188,900	4,582,714
OneMain Holdings, Inc. *	111,200	3,134,728
		7,717,442

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Containers & Packaging - 1.2%
Crown Holdings, Inc. *	73,600	4,395,392
Sealed Air Corp.	95,000	4,058,400
		8,453,792

Diversified Consumer Services - 1.2%
Bright Horizons Family Solutions, Inc. *	46,927	4,045,577
ServiceMaster Global Holdings, Inc. *	94,942	4,436,639
		8,482,216

Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	194,107	9,606,355

Electrical Equipment - 0.7%
AMETEK, Inc.	77,600	5,124,704

Electronic Equipment, Instruments & Components - 0.6%
Avnet, Inc.	107,372	4,219,720

Energy Equipment & Services - 2.9%
Core Laboratories NV	32,000	3,158,400
National Oilwell Varco, Inc.	149,802	5,352,425
Oceaneering International, Inc.	121,576	3,193,802
TechnipFMC plc *	183,110	5,112,431
US Silica Holdings, Inc.	100,638	3,126,823
		19,943,881

Equity Real Estate Investment Trusts (REITs) - 2.2%
CubeSmart	160,132	4,157,027
Equity Residential	98,889	6,519,752
Extra Space Storage, Inc.	54,100	4,323,672
		15,000,451

Food & Staples Retailing - 1.4%
Performance Food Group Co. *	232,952	6,580,894
US Foods Holding Corp. *	113,900	3,041,130
		9,622,024

Food Products - 1.8%
Mondelez International, Inc., Class A	157,470	6,402,730
Pinnacle Foods, Inc.	100,343	5,736,610
		12,139,340

Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. *	134,100	3,911,697
Danaher Corp.	47,600	4,083,128
		7,994,825

14 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Providers & Services - 0.9%
Humana, Inc.	25,900	6,310,017

Household Durables - 0.7%
Newell Brands, Inc.	105,531	4,503,008

Household Products - 0.7%
Colgate-Palmolive Co.	65,000	4,735,250

Independent Power and Renewable Electricity Producers - 0.6%
NextEra Energy Partners LP	100,900	4,065,261

Industrial Conglomerates - 1.2%
3M Co.	21,600	4,533,840
General Electric Co.	151,728	3,668,783
		8,202,623

Insurance - 3.1%
American Financial Group, Inc.	41,196	4,261,726
Chubb Ltd.	62,580	8,920,779
First American Financial Corp.	159,843	7,987,355
		21,169,860

Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc. *	6,029	5,795,979

Internet Software & Services - 4.1%
Alphabet, Inc., Class C *	12,412	11,904,473
Facebook, Inc., Class A *	82,062	14,021,934
GoDaddy, Inc., Class A *	53,100	2,310,381
		28,236,788

IT Services - 2.4%
Amdocs Ltd.	112,267	7,221,013
Cognizant Technology Solutions Corp., Class A	68,900	4,998,006
Genpact Ltd.	147,000	4,226,250
		16,445,269

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.	10,797	2,042,792

Media - 2.0%
Interpublic Group of Cos., Inc. (The)	192,200	3,995,838
Walt Disney Co. (The)	100,504	9,906,679
		13,902,517

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Metals & Mining - 0.6%
Reliance Steel & Aluminum Co.	57,750	4,398,818

Multi-Utilities - 1.3%
CMS Energy Corp.	103,373	4,788,237
Sempra Energy	35,915	4,098,979
		8,887,216

Pharmaceuticals - 3.6%
Allergan plc	17,300	3,545,635
Jazz Pharmaceuticals plc *	28,300	4,138,875
Johnson & Johnson	67,226	8,740,052
Pfizer, Inc.	229,084	8,178,299
		24,602,861

Professional Services - 0.7%
Dun & Bradstreet Corp. (The)	39,500	4,598,195

Road & Rail - 0.7%
Kansas City Southern	46,100	5,010,148

Semiconductors & Semiconductor Equipment - 2.2%
Broadcom Ltd.	11,517	2,793,333
Intel Corp.	114,918	4,376,078
QUALCOMM, Inc.	64,600	3,348,864
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	54,800	2,057,740
Texas Instruments, Inc.	29,196	2,617,129
		15,193,144

Software - 1.6%
Adobe Systems, Inc. *	26,724	3,986,686
Intuit, Inc.	20,267	2,880,752
Microsoft Corp.	58,651	4,368,913
		11,236,351

Specialty Retail - 0.9%
Home Depot, Inc. (The)	39,100	6,395,196

Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	90,352	13,925,050
HP, Inc.	227,500	4,540,900
		18,465,950

Textiles, Apparel & Luxury Goods - 1.0%
lululemon athletica, Inc. *	68,100	4,239,225
NIKE, Inc., Class B	44,300	2,296,955
		6,536,180

16 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Venture Capital - 0.2%
CFBanc Corp. *(a)(b)	27,000	318,611
Consensus Orthopedics, Inc. *(a)(b)	180,877	153
Kickboard *(a)(b)	169,932	3,467
Learn Capital Venture Partners III LP *(a)(b)	657,000	761,360
MACH Energy *(a)(b)	20,536	1,891
Neighborhood Bancorp, Class A *(a)(b)	10,000	—
		1,085,482

Total Common Stocks (Cost $385,565,958)		414,066,196

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 18.7%
Basic Materials - 0.2%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	500,000	530,990
Sherwin-Williams Co. (The), 2.25%, 5/15/20	1,200,000	1,205,303
		1,736,293

Communications - 1.7%
AT&T, Inc.:
2.202%, (3 mo. USD LIBOR + 0.89%), 2/14/23 (c)	300,000	299,558
3.40%, 8/14/24	333,000	333,880
3.80%, 3/15/22	760,000	792,259
3.80%, 3/1/24	525,000	540,599
3.90%, 8/14/27	1,408,000	1,412,457
4.125%, 2/17/26	1,300,000	1,337,928
4.25%, 3/1/27	70,000	72,051
4.75%, 5/15/46	645,000	623,398
CBS Corp., 2.90%, 1/15/27	585,000	554,014
Comcast Corp., 3.20%, 7/15/36	990,000	930,691
Crown Castle Towers LLC, 3.663%, 5/15/25 (d)	450,000	462,375
NBCUniversal Media LLC, 4.45%, 1/15/43	405,000	435,602
Telefonica Emisiones SAU, 3.192%, 4/27/18	600,000	604,941
Time Warner, Inc., 4.90%, 6/15/42	500,000	510,039
Verizon Communications, Inc.:
1.75%, 8/15/21	540,000	528,935
2.45%, 11/1/22	585,000	581,041
3.50%, 11/1/24	1,000,000	1,019,406
4.862%, 8/21/46	555,000	567,000
		11,606,174

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Consumer, Cyclical - 2.7%
American Airlines Pass-Through Trust:
4.40%, 3/22/25	753,464	781,870
Series B, 5.25%, 7/15/25	595,533	635,856
Series B, 5.60%, 1/15/22 (d)	622,551	653,679
Series B, 7.00%, 7/31/19 (d)	700,855	712,244
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	200,000	213,500
Coach, Inc., 3.00%, 7/15/22	1,023,000	1,022,624
CVS Health Corp., 5.125%, 7/20/45	550,000	634,627
CVS Pass-Through Trust, 6.036%, 12/10/28	867,450	981,497
Delta Air Lines Pass-Through Trust, Series 1A, 6.20%, 1/2/20	195,981	202,351
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	47,750
Ford Motor Credit Co. LLC:
2.10%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (c)	220,000	220,343
2.243%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (c)	600,000	604,343
2.262%, 3/28/19	519,000	520,951
2.875%, 10/1/18	2,083,000	2,104,414
2.979%, 8/3/22	2,350,000	2,350,813
Home Depot, Inc. (The), 4.20%, 4/1/43	600,000	642,207
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	478,984	489,761
New Albertsons, Inc., 7.75%, 6/15/26	50,000	41,250
Newell Brands, Inc., 3.85%, 4/1/23	500,000	526,190
Nordstrom, Inc.:
4.00%, 3/15/27 (e)	503,000	499,903
5.00%, 1/15/44	495,000	487,905
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (d)	561,359	570,697
Staples, Inc., 3.75%, 1/12/18	560,000	560,915
Starbucks Corp., 2.45%, 6/15/26	550,000	529,155
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (d)	240,767	252,492
6.00%, 4/23/22 (d)	420,805	432,377
7.125%, 10/23/18 (d)	9,616	9,840
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	870,000	868,355
Whirlpool Corp.:
3.70%, 3/1/23	500,000	519,389
3.70%, 5/1/25	500,000	518,981
Wyndham Worldwide Corp.:
4.15%, 4/1/24	255,000	258,813
4.50%, 4/1/27	108,000	108,541
		19,003,633

Consumer, Non-cyclical - 1.2%
Amgen, Inc., 4.663%, 6/15/51	895,000	985,334
Becton Dickinson and Co.:
2.404%, 6/5/20	474,000	475,886
2.894%, 6/6/22	474,000	475,529

18 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
3.363%, 6/6/24	740,000	747,695
3.70%, 6/6/27	600,000	605,902
Ecolab, Inc., 2.375%, 8/10/22	1,200,000	1,199,675
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (d)	500,000	517,741
4.875%, 6/27/44 (d)	500,000	506,492
Hertz Corp. (The), 6.75%, 4/15/19	100,000	99,812
Kaiser Foundation Hospitals, 3.15%, 5/1/27	874,000	880,407
Kraft Heinz Foods Co., 5.20%, 7/15/45	575,000	631,893
Life Technologies Corp., 6.00%, 3/1/20	500,000	543,458
Massachusetts Institute of Technology, 3.959%, 7/1/38	300,000	324,973
MEDNAX, Inc., 5.25%, 12/1/23 (d)	155,000	162,750
		8,157,547

Financial - 9.2%
Ally Financial, Inc.:
3.25%, 2/13/18	1,600,000	1,612,680
3.25%, 11/5/18	1,500,000	1,515,000
3.60%, 5/21/18	1,200,000	1,210,740
6.25%, 12/1/17	1,120,000	1,127,840
American Tower Corp.:
3.375%, 10/15/26	600,000	593,982
3.45%, 9/15/21	600,000	621,326
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (d)	542,000	542,564
Bank of America Corp.:
1.95%, 5/12/18	1,375,000	1,377,156
1.967%, (3 mo. USD LIBOR + 0.66%), 7/21/21 (c)	300,000	300,829
2.487%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (c)	801,000	814,687
3.593% to 7/21/27, 7/21/28 (f)	2,870,000	2,896,364
3.824% to 1/20/27, 1/20/28 (f)	2,390,000	2,456,253
3.875%, 8/1/25	1,700,000	1,781,936
Bank of New York Mellon Corp. (The), 3.30%, 8/23/29	560,000	557,113
Capital One Bank, 2.25%, 2/13/19	400,000	401,246
Capital One Financial Corp.:
2.50%, 5/12/20	601,000	604,065
3.75%, 7/28/26	790,000	783,504
4.20%, 10/29/25	575,000	591,657
Capital One NA:
2.35%, 8/17/18	650,000	652,822
2.65%, 8/8/22	610,000	606,704
Citigroup, Inc.:
1.70%, 4/27/18	1,700,000	1,700,066
2.263%, (3 mo. USD LIBOR + 0.95%), 7/24/23 (c)	300,000	300,772
2.387%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (c)	300,000	304,358
2.65%, 10/26/20	885,000	894,572
2.75%, 4/25/22	730,000	732,499

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 19

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
3.668% to 7/24/27, 7/24/28 (f)	1,200,000	1,210,397
3.887% to 1/10/27, 1/10/28 (f)	3,320,000	3,410,831
Citizens Bank NA:
2.25%, 3/2/20	500,000	500,873
2.55%, 5/13/21	400,000	401,920
Citizens Financial Group, Inc.:
2.375%, 7/28/21	355,000	352,986
5.158% to 6/29/18, 6/29/23 (f)	1,190,000	1,213,932
Commonwealth Bank of Australia, 2.50%, 9/18/22 (d)	550,000	549,467
Credit Acceptance Corp.:
6.125%, 2/15/21	400,000	408,000
7.375%, 3/15/23	480,000	510,000
Crown Castle International Corp.:
3.20%, 9/1/24	240,000	239,129
3.65%, 9/1/27	422,000	422,452
DDR Corp., 3.625%, 2/1/25	600,000	584,032
Digital Realty Trust LP, 4.75%, 10/1/25	525,000	569,657
Discover Financial Services:
3.85%, 11/21/22	750,000	771,048
3.95%, 11/6/24	300,000	307,460
Goldman Sachs Group, Inc. (The):
2.06%, (3 mo. USD LIBOR + 0.73%), 12/27/20 (c)	650,000	652,815
2.313%, (3 mo. USD LIBOR + 1.00%), 7/24/23 (c)	220,000	220,903
2.905% to 7/24/22, 7/24/23 (f)	975,000	976,495
2.908% to 6/5/22, 6/5/23 (f)	2,020,000	2,019,988
3.691% to 6/5/27, 6/5/28 (f)	70,000	70,670
ING Bank NV, 2.00%, 11/26/18 (d)	900,000	900,582
International Finance Corp., 1.75%, 3/30/20	680,000	680,840
iStar, Inc.:
4.00%, 11/1/17	760,000	760,684
4.875%, 7/1/18	1,750,000	1,772,487
MetLife, Inc., 1.756%, 12/15/17	1,500,000	1,501,032
Morgan Stanley:
2.109%, (3 mo. USD LIBOR + 0.80%), 2/14/20 (c)	300,000	301,475
2.243%, (3 mo. USD LIBOR + 0.93%), 7/22/22 (c)	220,000	220,954
2.713%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (c)	550,000	562,773
2.80%, 6/16/20	2,200,000	2,237,751
3.591% to 7/22/27, 7/22/28 (f)	2,400,000	2,406,181
4.00%, 7/23/25	725,000	764,836
4.875%, 11/1/22	690,000	748,418
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (d)	150,000	156,000
PNC Bank NA, 2.70%, 11/1/22	1,000,000	1,007,760
Prudential Financial, Inc., 8.875% to 6/15/18, 6/15/38 (f)	650,000	682,500
Regions Financial Corp., 2.75%, 8/14/22	318,000	317,715
SBA Communications Corp., 4.00%, 10/1/22 (d)(g)	102,000	102,510
Synchrony Bank, 3.00%, 6/15/22	340,000	339,429

20 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Synchrony Financial:
2.541%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (c)	190,000	191,962
2.711%, (3 mo. USD LIBOR + 1.40%), 11/9/17 (c)	2,415,000	2,417,547
3.00%, 8/15/19	1,133,000	1,151,894
Toronto-Dominion Bank (The):
1.75%, 7/23/18	900,000	900,750
1.85%, 9/11/20	2,000,000	1,992,186
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (d)	65,000	67,844
Vornado Realty LP, 2.50%, 6/30/19	700,000	704,390
		63,264,290

Government - 0.1%
International Bank for Reconstruction & Development, 1.005%, 10/1/18	600,000	597,499

Industrial - 0.9%
Carlisle Cos., Inc., 3.75%, 11/15/22	895,000	914,945
Johnson Controls International plc, 4.625%, 7/2/44	450,000	483,940
Masco Corp.:
3.50%, 11/15/27	425,000	421,403
4.45%, 4/1/25	200,000	214,480
6.50%, 8/15/32	93,000	111,119
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (d)	765,000	786,034
SBA Tower Trust:
2.24%, 4/9/43 (d)	500,000	499,901
2.877%, 7/10/46 (d)	600,000	608,670
3.722%, 4/9/48 (d)	1,100,000	1,126,972
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (d)	540,000	535,363
3.00%, 7/15/22 (d)	467,000	466,632
		6,169,459

Technology - 2.4%
Apple, Inc.:
3.00%, 6/20/27	835,000	836,642
3.25%, 2/23/26	375,000	385,463
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	425,000	445,154
CA, Inc., 3.60%, 8/15/22	1,000,000	1,024,142
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (d)	2,640,000	2,691,587
4.42%, 6/15/21 (d)	550,000	577,875
6.02%, 6/15/26 (d)	1,195,000	1,328,854
Dun & Bradstreet Corp. (The), 3.50%, 12/1/17	600,000	601,211
DXC Technology Co.:
2.266%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (c)	600,000	602,353
2.875%, 3/27/20	278,000	281,829
EMC Corp., 1.875%, 6/1/18	1,356,000	1,350,782

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 21

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Hewlett Packard Enterprise Co.:
2.45%, 10/5/17	872,000	872,042
2.85%, 10/5/18	1,727,000	1,744,642
Microsoft Corp.:
2.40%, 8/8/26	575,000	557,826
4.45%, 11/3/45	505,000	569,805
NXP BV / NXP Funding LLC:
4.125%, 6/1/21 (d)	300,000	314,625
4.625%, 6/15/22 (d)	290,000	311,025
QUALCOMM, Inc., 2.90%, 5/20/24	1,200,000	1,205,328
Seagate HDD Cayman:
4.875%, 3/1/24 (d)	480,000	473,539
4.875%, 6/1/27	440,000	415,499
		16,590,223

Utilities - 0.3%
American Water Capital Corp., 2.95%, 9/1/27	750,000	747,852
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	300,000	318,660
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (d)	750,000	767,812
		1,834,324

Total Corporate Bonds (Cost $127,418,484)		128,959,442

ASSET-BACKED SECURITIES - 8.2%
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (d)	1,235,594	1,293,727
Avis Budget Rental Car Funding AESOP LLC:
Series 2012-3A, Class A, 2.10%, 3/20/19 (d)	670,000	670,704
Series 2013-2A, Class A, 2.97%, 2/20/20 (d)	2,084,000	2,103,900
Citi Held For Asset Issuance:
Series 2015-PM1, Class C, 5.01%, 12/15/21 (d)	580,000	584,384
Series 2015-PM2, Class B, 4.00%, 3/15/22 (d)	1,144,995	1,152,073
Series 2015-PM3, Class B, 4.31%, 5/16/22 (d)	545,610	549,602
Series 2016-MF1, Class A, 4.48%, 8/15/22 (d)	114,660	115,768
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (d)	2,035,020	2,051,725
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (d)	134,663	140,141
Colony American Homes, Series 2014-1A, Class B, 2.584%, (1 mo. USD LIBOR + 1.35%), 5/17/31 (c)(d)	350,000	350,684
Colony Starwood Homes Trust:
Series 2016-1A, Class C, 3.888%, (1 mo. USD LIBOR + 2.65%), 7/17/33 (c)(d)	350,000	361,489
Series 2016-1A, Class D, 4.338%, (1 mo. USD LIBOR + 3.10%), 7/17/33 (c)(d)	320,000	328,823
Conn Funding II LP:
Series 2016-B, Class A, 3.73%, 10/15/18 (d)	142,193	142,303
Series 2016-B, Class B, 7.34%, 3/15/19 (d)	450,000	458,576
Series 2017-A, Class A, 2.73%, 7/15/19 (d)	332,879	333,089
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (d)	292,418	292,910

22 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP1, Class A, 2.39%, 4/17/23 (d)	237,838	238,001
Series 2017-P1, Class A, 2.42%, 9/15/23 (d)	700,000	699,508
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.55%, 2/17/26 (d)	625,000	624,690
DB Master Finance LLC:
Series 2015-1A, Class A2I, 3.262%, 2/20/45 (d)	3,412,500	3,425,346
Series 2015-1A, Class A2II, 3.98%, 2/20/45 (d)	419,250	429,557
Series 2017-1A, Class A2I, 3.629%, 11/20/47 (d)(g)	327,000	328,846
Series 2017-1A, Class A2II, 4.03%, 11/20/47 (d)(g)	170,000	171,423
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (d)	500,000	501,441
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (d)	529,203	532,272
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (d)	982,500	993,404
Series 2016-1A, Class A2, 6.125%, 7/20/46 (d)	297,000	304,825
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (d)	150,152	148,884
Series 2014-1A, Class A2, 3.668%, 4/19/44 (d)	600,000	602,434
Series 2014-1A, Class B1, 4.406%, 4/19/44 (d)	700,000	679,747
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (d)	1,100,000	1,103,628
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (d)	294,263	298,275
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (d)	359,100	376,087
Ford Credit Auto Lease Trust, Series 2015-B, Class A3, 1.38%, 12/15/18	648,914	648,918
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (d)	400,000	400,679
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (d)	764,823	763,255
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (d)	17,808	17,837
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (d)(h)	284,449	284,449
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (d)	50,000	51,577
Invitation Homes Trust:
Series 2015-SFR2, Class C, 3.234%, (1 mo. USD LIBOR + 2.00%), 6/17/32 (c)(d)	200,000	200,908
Series 2015-SFR2, Class E, 4.384%, (1 mo. USD LIBOR + 3.15%), 6/17/32 (c)(d)	1,800,000	1,822,328
Series 2015-SFR3, Class D, 3.984%, (1 mo. USD LIBOR + 2.75%), 8/17/32 (c)(d)	400,000	405,745
Marlette Funding Trust, Series 2017-1A, Class B, 4.114%, 3/15/24 (d)	200,000	203,045
Murray Hill Marketplace Trust, Series 2016-LC1, Class B, 6.15%, 11/25/22 (d)	600,000	611,468
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (d)	836	836
Series 2014-1A, Class B, 3.24%, 6/18/24 (d)	300,000	300,207
Series 2014-2A, Class A, 2.47%, 9/18/24 (d)	66,870	67,030
Series 2014-2A, Class B, 3.02%, 9/18/24 (d)	200,000	200,740
Series 2015-2A, Class A, 2.57%, 7/18/25 (d)	1,607,821	1,612,811
Series 2017-1A, Class A1, 2.37%, 9/14/32 (d)	965,000	961,365
Oportun Funding VI LLC, Series 2017-A, Class A, 3.23%, 6/8/23 (d)	355,000	358,219
Progress Residential Trust:
Series 2016-SFR1, Class B, 3.234%, (1 mo. USD LIBOR + 2.00%), 9/17/33 (c)(d)	524,000	530,936
Series 2016-SFR1, Class C, 3.734%, (1 mo. USD LIBOR + 2.50%), 9/17/33 (c)(d)	325,000	331,423

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 23

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (d)	3,350,602	3,364,897
Series 2017-1A, Class B, 3.65%, 6/15/23 (d)	300,000	303,047
Series 2017-2A, Class A, 2.41%, 9/15/23 (d)	1,020,000	1,021,744
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (d)	368,753	368,952
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (d)(h)	1,000,000	1,015,658
Sierra Timeshare Receivables Funding LLC:
Series 2013-3A, Class B, 2.70%, 10/20/30 (d)	79,078	79,153
Series 2014-2A, Class B, 2.40%, 6/20/31 (d)	913,768	912,165
Series 2014-3A, Class B, 2.80%, 10/20/31 (d)	111,086	111,245
Skopos Auto Receivables Trust:
Series 2015-1A, Class A, 3.10%, 12/15/23 (d)	3,653	3,654
Series 2015-1A, Class B, 5.43%, 12/15/23 (d)	600,000	604,647
Series 2015-2A, Class A, 3.55%, 2/15/20 (d)	76,769	76,786
Social Professional Loan Program LLC:
Series 2014-B, Class A1, 2.482%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (c)(d)	146,899	148,734
Series 2014-B, Class A2, 2.55%, 8/27/29 (d)	368,845	370,438
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (d)	713,188	707,876
Series 2014-1, Class A, 4.59%, 4/20/44 (d)	576,385	572,449
Series 2014-2, Class A, 4.02%, 7/20/44 (d)	915,434	892,267
Series 2014-2, Class B, 5.44%, 7/20/44 (d)	1,791,755	1,698,398
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (d)	2,210,935	2,228,427
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (d)	600,000	604,503
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (d)	354,387	353,693
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (d)	556,222	537,060
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (d)	1,752,300	1,790,231
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class C, 4.50%, 5/17/32 (d)	261,905	242,272
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	1,100,000	1,094,096
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	1,758,000	1,777,975
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (d)	600,000	600,031
VML LLC, Series 2014-NPL1, Class A1, 3.875%, 4/27/54 (d)(h)	48,329	48,396
Wendys Funding LLC:
Series 2015-1A, Class A2I, 3.371%, 6/15/45 (d)	2,258,900	2,285,374
Series 2015-1A, Class A2II, 4.08%, 6/15/45 (d)	588,000	603,553

Total Asset-Backed Securities (Cost $56,411,440)		56,579,763

U.S. TREASURY OBLIGATIONS - 6.9%
U.S. Treasury Bonds:
2.25%, 8/15/46	18,224,000	16,013,636
2.875%, 11/15/46	3,600,000	3,610,336
3.00%, 2/15/47	315,000	323,866

24 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - CONT’D
U.S. Treasury Notes:
0.75%, 1/31/18	440,000	439,407
0.75%, 9/30/18	875,000	869,788
1.375%, 9/15/20	11,400,000	11,320,066
1.75%, 5/31/22	4,265,000	4,236,178
2.375%, 5/15/27	10,475,000	10,515,713

Total U.S. Treasury Obligations (Cost $47,038,689)		47,328,990

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 1.4%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 5.537%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (c)(d)	507,625	519,992
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 4.487%, (1 mo. USD LIBOR + 3.25%), 5/25/25 (c)	720,000	788,603
Series 2015-HQA2, Class M2, 4.037%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (c)	577,434	596,567
Series 2016-DNA2, Class M2, 3.437%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (c)	600,000	609,890
Series 2017-DNA3, Class M2, 3.734%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (c)(g)	360,000	363,268
Series 2017-HQA2, Class M2, 3.887%, (1 mo. USD LIBOR + 2.65%), 12/25/29 (c)	435,000	437,154
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 3.837%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (c)	600,000	625,689
Series 2014-C03, Class 2M2, 4.137%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (c)	700,000	731,533
Series 2016-C04, Class 1M1, 2.687%, (1 mo. USD LIBOR + 1.45%), 1/25/29 (c)	1,229,110	1,240,763
Series 2016-C05, Class 2M1, 2.587%, (1 mo. USD LIBOR + 1.35%), 1/25/29 (c)	262,800	264,246
Series 2016-C06, Class 1M2, 5.487%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (c)	400,000	441,153
Series 2017-C05, Class 1B1, 4.837%, (1 mo. USD LIBOR + 3.60%), 1/25/30 (c)	60,000	55,978
Series 2017-C05, Class 1M1, 1.787%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (c)	1,131,676	1,131,388
Series 2017-C05, Class 1M2, 3.437%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (c)	640,000	632,360
Series 2017-C06, Class 1B1, 5.387%, (1 mo. USD LIBOR + 4.15%), 2/25/30 (c)	80,000	77,716
Series 2017-C06, Class 1M2, 3.887%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (c)	645,000	651,016
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	549,882	548,953

Total Collateralized Mortgage-Backed Obligations (Cost $9,439,714)		9,716,269

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
Barclays Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 4.234%, (1 mo. USD LIBOR + 3.00%), 5/15/32 (c)(d)	200,000	200,499
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 4.634%, (1 mo. USD LIBOR + 3.40%), 9/15/27 (c)(d)	600,000	599,081
CLNS Trust, Series 2017-IKPR, Class B, 2.237%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (c)(d)	1,230,000	1,231,070
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (d)	73,244	72,954
COMM Mortgage Trust, Series 2013-THL, Class C, 3.233%, (1 mo. USD LIBOR + 2.00%), 6/8/30 (c)(d)	950,000	951,711
GS Mortgage Securities Trust, Series 2014-NEW, Class D, 3.79%, 1/10/31 (d)	400,000	399,678
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (d)	550,000	550,897
Series 2014-DSTY, Class C, 3.805%, 6/10/27 (d)	400,000	396,393

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 25

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
Motel 6 Trust:
Series 2017-MTL6, Class C, 2.634%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (c)(d)	765,000	766,841
Series 2017-MTL6, Class D, 3.384%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (c)(d)	750,000	750,983
Series 2017-MTL6, Class E, 4.484%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (c)(d)	150,000	150,530
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (d)	258,234	258,234
TRU Trust, Series 2016-TOYS, Class A, 3.489%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (c)(d)	1,068,328	1,052,089
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (d)	850,000	817,044

Total Commercial Mortgage-Backed Securities (Cost $8,214,128)		8,198,004

TAXABLE MUNICIPAL OBLIGATIONS - 0.9%
General Obligations - 0.5%
Los Angeles California Unified School District, 5.75%, 7/1/34 (i)	800,000	1,025,784
Massachusetts, Green Bonds, 3.277%, 6/1/46	650,000	625,781
New York City, 5.206%, 10/1/31 (i)	1,275,000	1,526,723
		3,178,288

Special Tax Revenue - 0.3%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (i)	400,000	460,072
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (i)	1,000,000	1,239,850
New York State Dormitory Authority, Personal Income Tax Revenue Bonds, 5.289%, 3/15/33 (i)	500,000	588,515
		2,288,437

Water and Sewer - 0.1%
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 1.271%, 6/15/18	865,000	864,031

Total Taxable Municipal Obligations (Cost $6,156,376)		6,330,756

HIGH SOCIAL IMPACT INVESTMENTS - 0.7%
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19 (a)(j)	4,266,666	4,066,474
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (a)(b)(k)	393,000	371,385
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20 (a)(b)(k)	506,000	482,218

Total High Social Impact Investments (Cost $5,165,666)		4,920,077

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.3%
Federal National Mortgage Association:
2.65%, 6/1/26	636,849	633,269
2.68%, 7/1/26	650,000	645,236
2.877%, 2/25/27 (l)	666,276	675,386

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,976,489)		1,953,891

26 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - 0.2%
Nacional Financiera SNC, 3.375%, 11/5/20 (d)	935,000	971,231

Total Sovereign Government Bonds (Cost $933,938)		971,231

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	893,353	900,430

Total U.S. Government Agencies and Instrumentalities (Cost $893,353)		900,430

	SHARES	VALUE ($)
PREFERRED STOCKS - 0.1%
Venture Capital - 0.1%
Consensus Orthopedics, Inc.:
Series A-1 *(a)(b)	420,683	6,333
Series B *(a)(b)	348,940	5,679
Series C *(a)(b)	601,710	16,435
Kickboard:
Series A *(a)(b)	1,155,503	255,713
Series A2 *(a)(b)	404,973	90,188
LearnZillion, Inc.:
Series A *(a)(b)	169,492	176,797
Series A-1 *(a)(b)	108,678	122,795
Lumni, Inc., Series B *(a)(b)	17,265	123,006
MACH Energy:
Series A *(a)(b)	27,977	9,669
Series B *(a)(b)	26,575	11,661
Wind Harvest Co., Inc. *(a)(b)	8,696	—
		818,276

Total Preferred Stocks (Cost $1,132,578)		818,276

VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.1%
Coastal Venture Partners *(a)(b)		19,670
Commons Capital LP *(a)(b)		61,463
First Analysis Private Equity Fund IV LP *(a)(b)		555,780
GEEMF Partners LP *(a)(b)(j)		17,253
Global Environment Emerging Markets Fund LP *(a)(b)		47,495
Infrastructure and Environmental Private Equity Fund III LP *(a)(b)		6,182
New Markets Growth Fund LLC *(a)(b)		—
Solstice Capital LP *(a)(b)		61,949

Total Venture Capital Limited Partnership Interest (Cost $434,808)		769,792

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 27

		VALUE ($)
OTHER - 0.1%
Seventh Generation, Inc., Contingent Deferred Distribution *(a)(b)		467,398

Total Other (Cost $0)		467,398

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.0% (m)
Kickboard Bridge Note, 8.00%, 11/1/17 (a)(b)	41,000	36,737

Total Venture Capital Debt Obligations (Cost $41,000)		36,737

CONVERTIBLE BONDS - 0.1%
Communications - 0.1%
Clearwire Communications LLC / Clearwire Finance, Inc., 8.25%, 12/1/40 (d)	850,000	862,750

Total Convertible Bonds (Cost $881,705)		862,750

FLOATING RATE LOANS (n) - 0.0% (m)
Consumer, Cyclical - 0.0% (m)
VFH Parent LLC, Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), 12/30/21	24,783	25,092

Financial - 0.0% (m)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 *(a)(b)(o)	385,345	6,079

Total Floating Rate Loans (Cost $410,098)		31,171

TIME DEPOSIT - 0.8%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	5,682,473	5,682,473

Total Time Deposit (Cost $5,682,473)		5,682,473

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	504,455	504,455

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $504,455)		504,455

TOTAL INVESTMENTS (Cost $658,301,352) - 100.0%		689,098,101
Other assets and liabilities, net - (0.0%) (m)		(128,119)
NET ASSETS - 100.0%		688,969,982

28 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Restricted security. Total market value of restricted securities amounts to $8,103,841, which represents 1.2% of the net assets of the Fund as of September 30, 2017.
(b) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(c) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $80,699,294, which represents 11.7% of the net assets of the Fund as of September 30, 2017.

(e) Security, or portion of security, is on loan. Total value of securities on loan is $493,191 as of September 30, 2017.
(f) Security converts to floating rate after the indicated fixed-rate coupon period.
(g) When-issued security.
(h) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2017.
(i) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(j) Affiliated company (see Note G).
(k) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2017.

(l) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2017.
(m) Amount is less than 0.05% or (0.05)%, as applicable.
(n) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2017. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(o) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
ADR:	American Depositary Receipt
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 5-Year Treasury Note	12	12/17	$1,410,000	$864)
Short:
U.S. Ultra-Long Treasury Bond	(2)	12/17	$330,250)	$121

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 29

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19	12/15/16	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners	6/7/96-6/22/00	17,031
Commons Capital LP	2/15/01-12/27/11	162,045
Consensus Orthopedics, Inc., Common Stock	2/10/06	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	8/19/05	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV LP	2/25/02-7/6/11	30,086
GEEMF Partners LP	2/28/97	—
Global Environment Emerging Markets Fund LP	1/14/94-12/1/95	—
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	393,000
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	506,000
Infrastructure and Environmental Private Equity Fund III LP	4/16/97-2/12/01	—
Kickboard, Common Stock	5/23/13	—
Kickboard, Series A, Preferred	2/12/13	285,328
Kickboard, Series A2, Preferred	6/19/14	100,000
Kickboard Bridge Note, 8.00%, 11/1/17	9/16/15	41,000
Learn Capital Venture Partners III LP	8/30/16	657,000
LearnZillion, Inc., Series A, Preferred	3/27/12	100,000
LearnZillion, Inc., Series A-1, Preferred	4/23/13	134,761
Lumni, Inc., Series B, Preferred	8/8/13	116,367
MACH Energy, Common Stock	10/31/08	889
MACH Energy, Series A, Preferred	5/31/02	11,426
MACH Energy, Series B, Preferred	12/20/05	20,447
Neighborhood Bancorp, Class A	6/25/97	100,000
New Markets Growth Fund LLC	1/8/03-7/18/07	225,646
Seventh Generation, Inc., Contingent Deferred Distribution	10/26/16	—
Solstice Capital LP	6/26/01-6/17/08	—
Wind Harvest Co., Inc., Preferred	5/16/94	100,000
See notes to financial statements.

30 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 46.4%
Basic Materials - 0.8%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	3,000,000	3,185,938
Sherwin-Williams Co. (The), 2.25%, 5/15/20	4,300,000	4,319,004
		7,504,942

Communications - 4.2%
AT&T, Inc.:
3.40%, 8/14/24	1,278,000	1,281,377
3.80%, 3/15/22	2,800,000	2,918,848
3.80%, 3/1/24	2,140,000	2,203,587
3.90%, 8/14/27	5,313,000	5,329,817
4.125%, 2/17/26	5,350,000	5,506,088
4.75%, 5/15/46	2,325,000	2,247,132
CBS Corp., 2.90%, 1/15/27	2,075,000	1,965,093
Comcast Corp., 3.20%, 7/15/36	3,824,000	3,594,910
Crown Castle Towers LLC, 3.663%, 5/15/45 (a)	2,100,000	2,157,750
NBCUniversal Media LLC, 4.45%, 1/15/43	1,500,000	1,613,342
Time Warner, Inc., 5.35%, 12/15/43	1,000,000	1,080,563
Verizon Communications, Inc.:
1.75%, 8/15/21	2,030,000	1,988,403
2.45%, 11/1/22	2,060,000	2,046,061
3.50%, 11/1/24	3,705,000	3,776,901
4.862%, 8/21/46	2,140,000	2,186,269
		39,896,141

Consumer, Cyclical - 6.4%
American Airlines Pass-Through Trust:
4.40%, 3/22/25	2,787,818	2,892,919
Series B, 5.25%, 7/15/25	2,133,251	2,277,694
Series B, 5.60%, 1/15/22 (a)	424,467	445,690
Series B, 7.00%, 7/31/19 (a)	2,561,019	2,602,635
Coach, Inc., 3.00%, 7/15/22	3,680,000	3,678,648
CVS Health Corp., 5.125%, 7/20/45	1,810,000	2,088,501
CVS Pass-Through Trust, 6.036%, 12/10/28	2,001,807	2,264,993
Ford Motor Credit Co. LLC:
2.262%, 3/28/19	1,308,000	1,312,916
2.875%, 10/1/18	4,985,000	5,036,246
2.979%, 8/3/22	10,900,000	10,903,771
Home Depot, Inc. (The), 4.20%, 4/1/43	2,000,000	2,140,688
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	1,801,893	1,842,435

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 31

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Newell Brands, Inc., 3.85%, 4/1/23	2,050,000	2,157,379
Nordstrom, Inc.:
4.00%, 3/15/27 (b)	1,901,000	1,889,297
5.00%, 1/15/44	1,350,000	1,330,649
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	2,123,400	2,158,725
Staples, Inc., 3.75%, 1/12/18	2,195,000	2,198,587
Starbucks Corp., 2.45%, 6/15/26	2,150,000	2,068,515
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (a)	862,748	904,763
6.00%, 4/23/22 (a)	1,894,573	1,946,674
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	3,210,000	3,203,932
Whirlpool Corp.:
3.70%, 3/1/23	2,100,000	2,181,433
3.70%, 5/1/25	1,700,000	1,764,535
Wyndham Worldwide Corp.:
4.15%, 4/1/24	1,000,000	1,014,955
4.50%, 4/1/27	387,000	388,938
		60,695,518

Consumer, Non-cyclical - 4.5%
American National Red Cross (The), 5.567%, 11/15/17	1,500,000	1,506,060
Amgen, Inc.:
4.40%, 5/1/45	2,500,000	2,620,665
4.663%, 6/15/51	1,006,000	1,107,538
Becton Dickinson and Co.:
2.404%, 6/5/20	1,667,000	1,673,632
2.894%, 6/6/22	1,667,000	1,672,376
3.363%, 6/6/24	2,600,000	2,627,035
3.70%, 6/6/27	2,200,000	2,221,640
Ecolab, Inc., 2.375%, 8/10/22	4,600,000	4,598,754
ERAC USA Finance LLC:
2.70%, 11/1/23 (a)	1,000,000	980,675
6.375%, 10/15/17 (a)	8,000,000	8,011,909
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (a)	1,200,000	1,242,579
4.50%, 1/25/22 (a)	3,000,000	3,191,456
4.875%, 6/27/44 (a)	1,200,000	1,215,581
Kaiser Foundation Hospitals, 3.15%, 5/1/27	3,091,000	3,113,658
Kraft Heinz Foods Co., 5.20%, 7/15/45	2,125,000	2,335,257
Life Technologies Corp., 6.00%, 3/1/20	1,900,000	2,065,140
Massachusetts Institute of Technology, 3.959%, 7/1/38	875,000	947,837
MEDNAX, Inc., 5.25%, 12/1/23 (a)	600,000	630,000
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000,000	1,043,422
		42,805,214

32 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Financial - 21.6%
Ally Financial, Inc.:
3.25%, 2/13/18	3,280,000	3,305,994
3.25%, 11/5/18	4,550,000	4,595,500
3.60%, 5/21/18	2,520,000	2,542,554
6.25%, 12/1/17	3,984,000	4,011,888
American Tower Corp.:
3.375%, 10/15/26	1,950,000	1,930,443
3.45%, 9/15/21	2,650,000	2,744,188
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (a)	2,032,000	2,034,113
Bank of America Corp.:
1.95%, 5/12/18	5,050,000	5,057,919
2.487%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (c)	2,155,000	2,191,823
3.593% to 7/21/27, 7/21/28 (d)	9,900,000	9,990,941
3.824% to 1/20/27, 1/20/28 (d)	10,000,000	10,277,208
3.875%, 8/1/25	5,100,000	5,345,807
Bank of New York Mellon Corp. (The), 3.30%, 8/23/29	2,147,000	2,135,930
Capital One Bank, 2.25%, 2/13/19	1,000,000	1,003,116
Capital One Financial Corp.:
2.50%, 5/12/20	2,097,000	2,107,696
3.75%, 7/28/26	3,100,000	3,074,508
4.20%, 10/29/25	2,100,000	2,160,833
Capital One NA:
2.35%, 8/17/18	2,360,000	2,370,245
2.65%, 8/8/22	2,305,000	2,292,544
Citigroup, Inc.:
1.70%, 4/27/18	6,585,000	6,585,254
2.65%, 10/26/20	3,435,000	3,472,152
2.75%, 4/25/22	2,600,000	2,608,901
3.668% to 7/24/27, 7/24/28 (d)	4,600,000	4,639,856
3.887% to 1/10/27, 1/10/28 (d)	12,815,000	13,165,601
Citizens Bank NA:
2.25%, 3/2/20	1,950,000	1,953,406
2.55%, 5/13/21	1,400,000	1,406,720
Citizens Financial Group, Inc.:
2.375%, 7/28/21	1,475,000	1,466,630
4.15%, 9/28/22 (a)	702,000	731,806
5.158% to 6/29/18, 6/29/23 (d)	4,675,000	4,769,018
Commonwealth Bank of Australia, 2.50%, 9/18/22 (a)	2,120,000	2,117,947
Credit Acceptance Corp.:
6.125%, 2/15/21	1,580,000	1,611,600
7.375%, 3/15/23	2,000,000	2,125,000
Crown Castle International Corp.:
3.20%, 9/1/24	816,000	813,037
3.65%, 9/1/27	1,438,000	1,439,542

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 33

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
DDR Corp., 3.625%, 2/1/25	3,100,000	3,017,497
Digital Realty Trust LP, 4.75%, 10/1/25	2,035,000	2,208,100
Discover Bank, 8.70%, 11/18/19	948,000	1,059,694
Discover Financial Services:
3.85%, 11/21/22	2,435,000	2,503,336
3.95%, 11/6/24	1,500,000	1,537,303
Goldman Sachs Group, Inc. (The):
2.905% to 7/24/22, 7/24/23 (d)	3,656,000	3,661,607
2.908% to 6/5/22, 6/5/23 (d)	7,700,000	7,699,955
ING Bank NV, 2.00%, 11/26/18 (a)	3,150,000	3,152,039
International Finance Corp., 1.75%, 3/30/20	2,500,000	2,503,090
iStar, Inc.:
4.00%, 11/1/17	1,670,000	1,671,503
4.875%, 7/1/18	3,455,000	3,499,397
Morgan Stanley:
2.713%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (c)	2,190,000	2,240,861
2.80%, 6/16/20	3,500,000	3,560,058
3.591% to 7/22/27, 7/22/28 (d)	9,000,000	9,023,178
4.00%, 7/23/25	1,855,000	1,956,925
4.875%, 11/1/22	2,075,000	2,250,679
PNC Bank NA, 2.70%, 11/1/22	4,000,000	4,031,039
Prudential Financial, Inc., 8.875% to 6/15/18, 6/15/38 (d)	2,750,000	2,887,500
Regions Financial Corp., 2.75%, 8/14/22	1,198,000	1,196,926
Synchrony Bank, 3.00%, 6/15/22	1,245,000	1,242,909
Synchrony Financial:
2.711%, (3 mo. USD LIBOR + 1.40%), 11/9/17 (c)	8,855,000	8,864,340
3.00%, 8/15/19	3,742,000	3,804,402
Toronto-Dominion Bank (The):
1.75%, 7/23/18	3,550,000	3,552,957
1.85%, 9/11/20	7,800,000	7,769,525
Vornado Realty LP, 2.50%, 6/30/19	2,400,000	2,415,053
		205,389,593

Government - 0.3%
International Bank for Reconstruction & Development, 1.005%, 10/1/18	2,850,000	2,838,118

Industrial - 2.4%
Carlisle Cos., Inc., 3.75%, 11/15/22	3,485,000	3,562,662
Johnson Controls International plc, 4.625%, 7/2/44	1,800,000	1,935,761
Masco Corp., 3.50%, 11/15/27	1,540,000	1,526,966
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.25%, 1/17/23 (a)	3,000,000	3,199,764
SBA Tower Trust:
2.24%, 4/9/43 (a)	1,970,000	1,969,610
2.877%, 7/10/46 (a)	2,500,000	2,536,125
3.722%, 4/9/48 (a)	4,150,000	4,251,756

34 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (a)	2,040,000	2,022,482
3.00%, 7/15/22 (a)	1,750,000	1,748,623
		22,753,749

Technology - 5.4%
Apple, Inc.:
3.00%, 6/20/27	3,061,000	3,067,022
3.25%, 2/23/26	1,325,000	1,361,970
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	1,645,000	1,723,006
CA, Inc., 3.60%, 8/15/22	3,900,000	3,994,153
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (a)	8,950,000	9,124,888
4.42%, 6/15/21 (a)	2,100,000	2,206,432
6.02%, 6/15/26 (a)	4,470,000	4,970,694
DXC Technology Co., 2.875%, 3/27/20	926,000	938,756
EMC Corp., 1.875%, 6/1/18	1,771,000	1,764,185
Hewlett Packard Enterprise Co.:
2.45%, 10/5/17	3,355,000	3,355,160
2.85%, 10/5/18	5,195,000	5,248,070
Microsoft Corp.:
2.40%, 8/8/26	2,225,000	2,158,544
4.45%, 11/3/45	1,800,000	2,030,988
NXP BV / NXP Funding LLC:
4.125%, 6/1/21 (a)	1,200,000	1,258,500
4.625%, 6/15/22 (a)	1,165,000	1,249,463
QUALCOMM, Inc., 2.90%, 5/20/24	4,400,000	4,419,536
Seagate HDD Cayman:
4.875%, 3/1/24 (a)	2,145,000	2,116,126
4.875%, 6/1/27	850,000	802,668
		51,790,161

Utilities - 0.8%
American Water Capital Corp., 2.95%, 9/1/27	2,840,000	2,831,865
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	1,675,000	1,779,182
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (a)	2,950,000	3,020,063
		7,631,110

Total Corporate Bonds (Cost $436,062,885)		441,304,546

U.S. TREASURY OBLIGATIONS - 20.6%
U.S. Treasury Bonds:
2.25%, 8/15/46	69,881,000	61,405,229
2.875%, 11/15/46	1,500,000	1,504,307
3.00%, 2/15/47	3,975,000	4,086,875

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 35

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - CONT’D
U.S. Treasury Notes:
0.75%, 10/31/17	10,000,000	9,997,750
0.75%, 9/30/18	14,400,000	14,314,219
1.375%, 9/15/20	69,000,000	68,516,191
2.25%, 8/15/27 (b)	3,200,000	3,177,187
2.375%, 5/15/27	33,030,000	33,158,378

Total U.S. Treasury Obligations (Cost $195,035,218)		196,160,136

ASSET-BACKED SECURITIES - 18.7%
Automobile - 2.4%
Avis Budget Rental Car Funding AESOP LLC:
Series 2012-3A, Class A, 2.10%, 3/20/19 (a)	2,660,000	2,662,796
Series 2013-2A, Class A, 2.97%, 2/20/20 (a)	7,553,000	7,625,124
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.55%, 2/17/26 (a)	2,250,000	2,248,882
Ford Credit Auto Lease Trust, Series 2015-B, Class A3, 1.38%, 12/15/18	2,349,070	2,349,083
Skopos Auto Receivables Trust:
Series 2015-1A, Class A, 3.10%, 12/15/23 (a)	32,877	32,889
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	2,000,000	2,015,491
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	117,924	117,950
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 4/15/20	1,300,000	1,297,214
Series 2016-B, Class A4, 1.52%, 8/16/21	4,050,000	4,028,264
		22,377,693

Consumer Loan - 4.5%
Citi Held For Asset Issuance:
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	2,939,851	2,958,025
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	1,818,701	1,832,006
Series 2016-MF1, Class A, 4.48%, 8/15/22 (a)	573,298	578,838
Conn Funding II LP:
Series 2016-B, Class A, 3.73%, 10/15/18 (a)	413,651	413,973
Series 2017-A, Class A, 2.73%, 7/15/19 (a)	1,183,570	1,184,317
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	36,985	37,046
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	2,730	2,731
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	3,812,360	3,824,191
Series 2017-1A, Class A1, 2.37%, 9/14/32 (a)	3,760,000	3,745,835
Oportun Funding VI LLC, Series 2017-A, Class A, 3.23%, 6/8/23 (a)	1,335,000	1,347,107
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (a)	11,675,217	11,725,029
Series 2017-2A, Class A, 2.41%, 9/15/23 (a)	2,630,000	2,634,497
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	1,382,823	1,383,570
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)	7,223,119	7,280,269
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	2,411,000	2,429,094
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (a)	1,336,725	1,334,105
		42,710,633

36 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Other - 6.7%
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	4,182,011	4,378,768
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (a)	1,755,000	1,760,057
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (a)	550,557	545,910
Series 2014-1A, Class A2, 3.668%, 4/19/44 (a)	1,900,000	1,907,707
Series 2014-1A, Class B1, 4.406%, 4/19/44 (a)	2,200,000	2,136,349
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (a)	3,983,000	3,996,138
FRS I LLC:
Series 2013-1A, Class A2, 3.08%, 4/15/43 (a)	3,513,404	3,506,204
Series 2013-1A, Class B, 3.96%, 4/15/43 (a)	3,987,186	3,991,721
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(f)	812,711	812,711
Invitation Homes Trust:
Series 2015-SFR2, Class E, 4.384%, (1 mo. USD LIBOR + 3.15%), 6/17/32 (a)(c)	5,450,000	5,517,603
Series 2015-SFR2, Class F, 4.938%, (1 mo. USD LIBOR + 3.70%), 6/17/32 (a)(c)	3,650,000	3,705,635
Series 2015-SFR3, Class D, 3.984%, (1 mo. USD LIBOR + 2.75%), 8/17/32 (a)(c)	1,400,000	1,420,107
Progress Residential Trust:
Series 2016-SFR1, Class B, 3.234%, (1 mo. USD LIBOR + 2.00%), 9/17/33 (a)(c)	2,046,000	2,073,081
Series 2016-SFR1, Class C, 3.734%, (1 mo. USD LIBOR + 2.50%), 9/17/33 (a)(c)	1,000,000	1,019,764
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (a)(f)	3,300,000	3,351,670
Sierra Timeshare Receivables Funding LLC:
Series 2012-3A, Class B, 2.66%, 8/20/29 (a)	411,579	411,635
Series 2013-3A, Class B, 2.70%, 10/20/30 (a)	273,179	273,438
Series 2014-2A, Class B, 2.40%, 6/20/31 (a)	920,797	919,182
Series 2014-3A, Class B, 2.80%, 10/20/31 (a)	1,506,327	1,508,488
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (a)	2,852,752	2,831,504
Series 2014-2, Class A, 4.02%, 7/20/44 (a)	4,097,655	3,993,956
Series 2014-2, Class B, 5.44%, 7/20/44 (a)	5,823,205	5,519,792
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	6,270,000	6,341,242
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (a)	2,250,000	2,250,115
VML LLC, Series 2014-NPL1, Class A1, 3.875%, 4/27/54 (a)(f)	97,791	97,926
		64,270,703

Student Loan - 0.3%
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (a)	1,663,209	1,672,854
Social Professional Loan Program LLC, Series 2014-B, Class A2, 2.55%, 8/27/29 (a)	1,038,231	1,042,716
		2,715,570

Whole Business - 4.8%
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	5,783,833	5,831,312
DB Master Finance LLC:
Series 2015-1A, Class A2I, 3.262%, 2/20/45 (a)	13,016,250	13,065,247
Series 2017-1A, Class A2I, 3.629%, 11/20/47 (a)(e)	1,330,000	1,337,509
Series 2017-1A, Class A2II, 4.03%, 11/20/47 (a)(e)	690,000	695,774
Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.216%, 7/20/45 (a)	3,635,250	3,675,593

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 37

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (a)	952,613	965,602
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (a)	1,241,888	1,300,635
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (a)	4,356,000	4,450,291
Wendys Funding LLC:
Series 2015-1A, Class A2I, 3.371%, 6/15/45 (a)	11,270,000	11,402,082
Series 2015-1A, Class A2II, 4.08%, 6/15/45 (a)	2,401,000	2,464,509
		45,188,554

Total Asset-Backed Securities (Cost $176,678,124)		177,263,153

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 3.9%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 5.537%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (a)(c)	1,015,250	1,039,984
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA2, Class M3, 5.137%, (1 mo. USD LIBOR + 3.90%), 12/25/27 (c)	3,000,000	3,290,866
Series 2015-HQA2, Class M2, 4.037%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (c)	3,079,647	3,181,690
Series 2016-DNA2, Class M2, 3.437%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (c)	1,600,000	1,626,373
Series 2016-HQA1, Class M2, 3.987%, (1 mo. USD LIBOR + 2.75%), 9/25/28 (c)	4,000,000	4,133,293
Series 2017-DNA3, Class M2, 3.734%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (c)(e)	1,425,000	1,437,935
Series 2017-HQA2, Class M2, 3.887%, (1 mo. USD LIBOR + 2.65%), 12/25/29 (c)	1,565,000	1,572,750
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 3.837%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (c)	2,200,000	2,294,194
Series 2014-C03, Class 2M2, 4.137%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (c)	2,600,000	2,717,124
Series 2016-C04, Class 1M1, 2.687%, (1 mo. USD LIBOR + 1.45%), 1/25/29 (c)	2,803,232	2,829,811
Series 2016-C05, Class 2M1, 2.587%, (1 mo. USD LIBOR + 1.35%), 1/25/29 (c)	750,856	754,988
Series 2016-C06, Class 1M2, 5.487%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (c)	1,600,000	1,764,612
Series 2017-C05, Class 1M1, 1.787%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (c)	4,227,417	4,226,341
Series 2017-C05, Class 1M2, 3.437%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (c)	1,970,000	1,946,482
Series 2017-C06, Class 1M2, 3.887%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (c)	2,520,000	2,543,506
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	1,959,580	1,956,268

Total Collateralized Mortgage-Backed Obligations (Cost $36,195,890)		37,316,217

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.1%
Barclays Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 4.234%, (1 mo. USD LIBOR + 3.00%), 5/15/32 (a)(c)	1,100,000	1,102,743
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 4.634%, (1 mo. USD LIBOR + 3.40%), 9/15/27 (a)(c)	2,900,000	2,895,558
CLNS Trust, Series 2017-IKPR, Class B, 2.237%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (a)(c)	4,400,000	4,403,827
COMM Mortgage Trust, Series 2013-THL, Class C, 3.233%, (1 mo. USD LIBOR + 2.00%), 6/8/30 (a)(c)	3,500,000	3,506,303
GS Mortgage Securities Trust, Series 2014-NEW, Class D, 3.79%, 1/10/31 (a)	1,400,000	1,398,873
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (a)	1,750,000	1,752,853
Series 2014-DSTY, Class C, 3.805%, 6/10/27 (a)	1,200,000	1,189,179

38 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
Motel 6 Trust:
Series 2017-MTL6, Class C, 2.634%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (a)(c)	2,965,000	2,972,137
Series 2017-MTL6, Class D, 3.384%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (a)(c)	2,350,000	2,353,081
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	860,779	860,779
TRU Trust, Series 2016-TOYS, Class A, 3.489%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (a)(c)	4,454,632	4,386,921
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (a)	2,700,000	2,595,316

Total Commercial Mortgage-Backed Securities (Cost $29,490,940)		29,417,570

TAXABLE MUNICIPAL OBLIGATIONS - 2.9%
Education - 0.2%
Georgetown University, Washington DC Revenue Bonds, Series B, 7.22%, 4/1/19	1,530,000	1,608,382

General Obligations - 1.0%
Commonwealth of Massachusetts, 5.456%, 12/1/39 (g)	750,000	948,675
Los Angeles California Unified School District, 5.75%, 7/1/34 (g)	3,750,000	4,808,363
Massachusetts, Green Bonds, 3.277%, 6/1/46	2,500,000	2,406,850
New York City, 5.206%, 10/1/31 (g)	1,030,000	1,233,353
		9,397,241

Special Tax Revenue - 0.9%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (g)	3,800,000	4,370,684
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (g)	3,540,000	4,389,069
		8,759,753

Transportation - 0.5%
Maryland State Transportation Authority, Revenue Bonds, 5.604%, 7/1/30	3,000,000	3,625,620
Santa Clara Valley Transportation Authority, CA, Sales Tax Revenue, 5.876%, 4/1/32	880,000	1,081,150
		4,706,770

Water and Sewer - 0.3%
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 1.271%, 6/15/18	3,075,000	3,071,556

Total Taxable Municipal Obligations (Cost $26,043,072)		27,543,702

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.9%
Federal National Mortgage Association:
2.65%, 6/1/26	2,939,305	2,922,783
2.68%, 7/1/26	3,000,000	2,978,011
2.877%, 2/25/27 (h)	2,961,227	3,001,715

Total U.S. Government Agency Mortgage-Backed Securities (Cost $9,007,614)		8,902,509

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 39

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19 (i)(j)	5,087,392	4,848,692
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (i)(k)(l)	490,000	463,050
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20 (i)(k)(l)	631,000	601,343

Total High Social Impact Investments (Cost $6,208,392)		5,913,085

SOVEREIGN GOVERNMENT BONDS - 0.4%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	3,450,000	3,583,688

Total Sovereign Government Bonds (Cost $3,446,078)		3,583,688

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.3%
Overseas Private Investment Corp., 3.22%, 9/15/29	2,828,952	2,851,361

Total U.S. Government Agencies and Instrumentalities (Cost $2,828,953)		2,851,361

CONVERTIBLE BONDS - 0.1%
Communications - 0.1%
Clearwire Communications LLC / Clearwire Finance, Inc., 8.25%, 12/1/40 (a)	900,000	913,500

Total Convertible Bonds (Cost $942,202)		913,500

FLOATING RATE LOANS (m) - 0.0% (n)
Financial - 0.0% (n)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10 *(i)(k)(o)	481,681	7,598

Total Floating Rate Loans (Cost $481,681)		7,598

TIME DEPOSIT - 1.6%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	15,017,822	15,017,822

Total Time Deposit (Cost $15,017,822)		15,017,822

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	5,165,215	5,165,215

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $5,165,215)		5,165,215

TOTAL INVESTMENTS (Cost $942,604,086) - 100.1%		951,360,102
Other assets and liabilities, net - (0.1%)		(1,030,375)
NET ASSETS - 100.0%		950,329,727

40 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $271,400,960, which represents 28.6% of the net assets of the Fund as of September 30, 2017.

(b) Security, or portion of security, is on loan. Total value of securities on loan is $5,054,424 as of September 30, 2017.
(c) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(d) Security converts to floating rate after the indicated fixed-rate coupon period.
(e) When-issued security.
(f) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2017.
(g) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(h) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2017.
(i) Restricted security. Total market value of restricted securities amounts to $5,920,683, which represents 0.6% of the net assets of the Fund as of September 30, 2017.
(j) Affiliated company (see Note G).
(k) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(l) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2017.

(m) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2017. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(n) Amount is less than 0.05%.
(o) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
GO:	General Obligation
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	481,681
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19	12/15/16	5,087,392
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	490,000
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	631,000
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 41

CALVERT EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 94.5%
Beverages - 3.1%
Coca-Cola Co. (The)	693,672	31,222,177
PepsiCo, Inc.	311,972	34,763,040
		65,985,217

Capital Markets - 3.3%
Charles Schwab Corp. (The)	479,374	20,967,819
Intercontinental Exchange, Inc.	719,538	49,432,260
		70,400,079

Chemicals - 6.1%
Ecolab, Inc.	539,263	69,354,614
Praxair, Inc.	431,412	60,285,513
		129,640,127

Food & Staples Retailing - 0.5%
CVS Health Corp.	125,343	10,192,893

Food Products - 2.5%
Mondelez International, Inc., Class A	1,287,070	52,332,266

Health Care Equipment & Supplies - 4.8%
Danaher Corp.	1,190,105	102,087,207

Health Care Providers & Services - 2.9%
Henry Schein, Inc. *	340,436	27,912,347
Laboratory Corp. of America Holdings *	222,940	33,657,252
		61,569,599

Health Care Technology - 1.5%
Cerner Corp. *	460,098	32,814,189

Hotels, Restaurants & Leisure - 1.3%
Starbucks Corp.	528,783	28,400,935

Industrial Conglomerates - 2.7%
3M Co.	275,940	57,919,806

Insurance - 1.8%
Marsh & McLennan Cos., Inc.	451,304	37,823,788

42 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet & Direct Marketing Retail - 2.2%
Priceline Group, Inc. (The)	26,106	47,795,387

Internet Software & Services - 7.1%
Alphabet, Inc., Class C *	104,099	99,842,392
Facebook, Inc., Class A *	306,716	52,408,563
		152,250,955

IT Services - 12.8%
Accenture plc, Class A	453,314	61,229,122
Fiserv, Inc. *	212,661	27,424,763
MasterCard, Inc., Class A	603,066	85,152,919
Visa, Inc., Class A	951,979	100,186,270
		273,993,074

Life Sciences Tools & Services - 6.4%
QIAGEN NV *	1,030,760	32,468,940
Thermo Fisher Scientific, Inc.	549,294	103,926,425
		136,395,365

Machinery - 6.8%
Fortive Corp.	742,933	52,592,227
IDEX Corp.	444,088	53,943,369
Xylem, Inc.	621,512	38,925,297
		145,460,893

Media - 3.5%
Comcast Corp., Class A	996,006	38,326,311
Walt Disney Co. (The)	377,317	37,192,136
		75,518,447

Multiline Retail - 3.3%
Dollar General Corp.	867,551	70,315,008

Personal Products - 1.7%
Estee Lauder Cos., Inc. (The), Class A	336,240	36,260,122

Pharmaceuticals - 5.2%
Johnson & Johnson	336,092	43,695,321
Zoetis, Inc.	1,053,652	67,180,851
		110,876,172

Professional Services - 1.3%
Verisk Analytics, Inc. *	330,178	27,467,508

Semiconductors & Semiconductor Equipment - 1.5%
Texas Instruments, Inc.	360,705	32,333,596

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 43

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Software - 6.8%
Intuit, Inc.	415,310	59,032,164
Microsoft Corp.	1,162,813	86,617,940
		145,650,104

Specialty Retail - 3.2%
Lowe's Cos., Inc.	514,555	41,133,527
TJX Cos., Inc. (The)	351,588	25,922,583
		67,056,110

Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	168,007	25,893,239

Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc., Class B	384,196	19,920,563

Venture Capital - 0.1%
20/20 Gene Systems, Inc. *(a)(b)	73,397	46,974
Digital Directions International, Inc. *(a)(b)	354,389	87,499
Graduation Alliance, Inc. *(a)(b)	117,833	577
Ivy Capital (Proprietary) Ltd. *(a)(b)	19	666,383
Napo Pharmaceuticals, Inc. *(a)(b)	294,196	—
		801,433

Total Common Stocks (Cost $1,388,814,684)		2,017,154,082

PREFERRED STOCKS - 0.1%
Venture Capital - 0.1%
Entouch, Series C *(a)(b)	2,628,278	500,424
Graduation Alliance, Inc.:
Series C *(a)(b)	3,225,598	143,539
Series D, Convertible *(a)(b)	1,325,968	267,713
New Day Farms, Inc., Series B *(a)(b)(c)	4,547,804	—
PresenceLearning, Inc.:
Series A *(a)(b)	600,000	654,000
Series A-2 *(a)(b)	195,285	216,766
Series B *(a)(b)	399,719	475,666
Shangri La Farms, Series A *(a)(b)(c)	66,667	—
Sword Diagnostics, Series B *(a)(b)	1,264,108	—
		2,258,108

Total Preferred Stocks (Cost $2,931,031)		2,258,108

44 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
WARRANTS - 0.0% (d)
Venture Capital - 0.0% (d)
Graduation Alliance, Inc., Preferred Warrants (strike price $0.16/share, expires 8/20/18) *(a)(b)	625,721	3,066

Total Warrants (Cost $0)		3,066

VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.7%
Accion Frontier Inclusion Fund LP *(a)(b)		422,762
Adobe Capital Social Mezzanine I LP *(a)(b)		246,738
Africa Renewable Energy Fund LP *(a)(b)		626,484
Arborview Capital Partners LP *(a)(b)		537,544
Blackstone Clean Technology Partners LP *(a)(b)		73,392
Bridges Ventures US Sustainable Growth Fund, LP		234,617
China Environment Fund 2004 LP *(a)(b)		3,779
China Environment Fund III LP *(a)(b)		531,041
Coastal Ventures III LP *(a)(b)		269,950
Core Innovations Capital I LP *(a)(b)		1,313,419
Cross Culture Ventures I LP *(a)(b)		244,167
DBL Equity Fund - BAEF Il LP *(a)(b)		904,257
DBL Partners III LP *(a)(b)		432,330
First Analysis Private Equity Fund V LP *(a)(b)		1,163,734
Ignia Fund I LP *(a)(b)		580,187
Impact Ventures II LP *(a)(b)		200,816
LeapFrog Financial Inclusion Fund *(a)(b)		733,919
New Markets Education Partners LP *(a)(b)		791,471
New Markets Venture Partners II LP *(a)(b)		266,520
Owl Ventures LP *(a)(b)		543,313
Renewable Energy Asia Fund LP *(a)(b)		2,323,966
SEAF India International Growth Fund LP *(a)(b)		25,909
SJF Ventures II LP, Preferred *(a)(b)		562,016
SJF Ventures III LP *(a)(b)		1,154,068
Westly Capital Partners Fund II LP *(a)(b)		738,779

Total Venture Capital Limited Partnership Interest (Cost $13,789,467)		14,925,178

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.2%
New Day Farms, Inc., Participation Interest Note, 9.00%, 9/1/12 (a)(b)(c)(e)	6,225	—
One Earth Group Ltd., Convertible Note, 5.00%, 10/31/20 (a)(b)(f)	300,000	—
SEAF Global SME Facility:
9.00%, 12/31/17 (a)(b)	450,000	450,986
9.00%, 12/31/17 (a)(b)	1,500,000	1,517,411
9.00%, 3/31/18 (a)(b)(f)	322,857	435,000
9.00%, 3/31/18 (a)(b)	650,000	649,290
9.00%, 3/31/18 (a)(b)(f)	1,000,000	435,000

Total Venture Capital Debt Obligations (Cost $4,146,371)		3,487,687

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 45

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19 (a)(c)	10,833,877	10,325,551
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (a)(b)(g)	1,445,000	1,365,525
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20 (a)(b)(g)	1,855,000	1,767,815

Total High Social Impact Investments (Cost $14,133,877)		13,458,891

OTHER - 0.0% (d)
EXCENT Corp., Contingent Deferred Distribution *(a)(b)		24,841
GroSolar, Contingent Deferred Distribution *(a)(b)		673,290

Total Other (Cost $1,809,266)		698,131

TIME DEPOSIT - 3.9%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	83,930,887	83,930,887

Total Time Deposit (Cost $83,930,887)		83,930,887

TOTAL INVESTMENTS (Cost $1,509,555,583) - 100.0%		2,135,916,030
Other assets and liabilities, net - (0.0%) (d)		(886,250)
NET ASSETS - 100.0%		2,135,029,780

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Restricted security. Total market value of restricted securities amounts to $35,632,494, which represents 1.7% of the net assets of the Fund as of September 30, 2017.
(b) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(c) Affiliated company (see Note G).
(d) Amount is less than 0.05% or (0.05)%, as applicable.
(e) Security is in default for both principal and interest.
(f) This security is not accruing interest.
(g) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2017.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
20/20 Gene Systems, Inc.	8/1/08-8/27/13	166,890
Accion Frontier Inclusion Fund LP	11/12/15-9/29/17	409,058
Adobe Capital Social Mezzanine I LP	2/8/13-1/30/17	324,779
Africa Renewable Energy Fund LP	4/17/14-3/6/17	635,688
Arborview Capital Partners LP	11/13/12-6/8/17	453,164
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	446,830
Bridges Ventures US Sustainable Growth Fund, LP	6/8/16-7/19/17	352,498
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19	12/15/16	10,833,877
China Environment Fund 2004 LP	9/15/05-4/1/09	—
China Environment Fund III LP	1/24/08-4/19/13	688,450

46 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

RESTRICTED SECURITIES - CONT’D	ACQUISITION DATES	COST ($)
Coastal Ventures III LP	7/30/12-8/17/17	255,068
Core Innovations Capital I LP	1/6/11-6/30/17	948,234
Cross Culture Ventures I LP	2/24/16-7/3/17	263,697
DBL Equity Fund - BAEF Il LP	3/30/11-8/2/16	866,008
DBL Partners III LP	1/16/15-9/12/17	448,954
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
EXCENT Corp., Contingent Deferred Distribution	9/1/16	—
First Analysis Private Equity Fund V LP	6/7/13-9/27/17	847,314
Graduation Alliance, Inc.	5/17/16	390
Graduation Alliance, Inc., Series C, Preferred	3/27/13-8/20/13	500,000
Graduation Alliance, Inc., Series D, Convertible Preferred	4/29/15-5/17/16	228,617
Graduation Alliance, Inc., Preferred Warrants (strike price $0.16/share, expires 8/20/18)	9/13/13	—
GroSolar, Contingent Deferred Distribution	12/22/16	1,809,266
Ignia Fund I LP	1/28/10-12/9/16	1,001,436
Impact Ventures II LP	9/8/10-6/15/17	828,381
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	1,445,000
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	1,855,000
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,010
LeapFrog Financial Inclusion Fund	1/20/10-6/6/17	403,550
Napo Pharmaceuticals, Inc.	2/21/07-9/23/09	419,720
New Day Farms, Inc., Series B, Preferred	3/12/09	500,000
New Day Farms, Inc., Participation Interest Note, 9.00%, 9/1/12	12/31/15	6,225
New Markets Education Partners LP	9/27/11-4/13/17	770,317
New Markets Venture Partners II LP	7/21/08-5/3/16	—
One Earth Group Ltd., Convertible Note, 5.00%, 10/31/20	10/31/20-2/1/17	300,000
Owl Ventures LP	7/10/14-9/1/17	350,000
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000
Renewable Energy Asia Fund LP	9/29/10-1/5/17	1,753,943
SEAF Global SME Facility, 9.00%, 12/31/17	3/29/11	450,000
SEAF Global SME Facility, 9.00%, 12/31/17	6/28/13	1,500,000
SEAF Global SME Facility, 9.00%, 3/31/18	11/6/15	1,000,000
SEAF Global SME Facility, 9.00%, 3/31/18	9/29/16-8/25/17	240,146
SEAF Global SME Facility, 9.00%, 3/31/18	7/11/11-1/11/17	650,000
SEAF India International Growth Fund LP	3/22/05-5/24/10	210,391
Shangri La Farms, Series A, Preferred	2/1/13	200,000
SJF Ventures II LP, Preferred	2/14/06-11/20/12	—
SJF Ventures III LP	2/6/12-7/14/17	683,774
Sword Diagnostics, Series B, Preferred	12/26/06-11/9/10	432,472
Westly Capital Partners Fund II LP	12/27/11-6/15/17	847,933
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 47

CALVERT BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $654,034,686) - including $493,191 of securities on loan	$685,014,374
Investments in securities of affiliated issuers, at value (identified cost $4,266,666)	4,083,727
Cash	1,992,653
Cash denominated in foreign currency, at value (cost $13,830)	13,846
Receivable for investments sold	5,303,679
Receivable for capital shares sold	397,872
Dividends and interest receivable	2,024,265
Interest receivable - affiliated issuers	51,556
Securities lending income receivable	421
Tax reclaims receivable	5,797
Deposits at brokers for futures contracts	1,950
Trustees' deferred compensation plan	422,777
Total assets	699,312,917

LIABILITIES
Payable for variation margin on open futures contracts	2,781
Payable for investments purchased	6,024,056
Payable for when-issued securities	959,000
Payable for capital shares redeemed	1,646,100
Deposits for securities loaned	504,455
Payable to affiliates:
Investment advisory fee	227,923
Administrative fee	67,839
Distribution and service fees	156,509
Sub-transfer agency fee	11,356
Trustees' deferred compensation plan	422,777
Other	819
Accrued expenses	319,320
Total liabilities	10,342,935
Commitments and contingent liabilities (Note I)
NET ASSETS	$688,969,982

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$619,675,011
Accumulated undistributed net investment income	242,189
Accumulated undistributed net realized gain	38,256,762
Net unrealized appreciation (depreciation)	30,796,020
Total	$688,969,982

48 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017 - CONT’D

NET ASSET VALUE PER SHARE
Class A (based on net assets of $549,516,601 and 16,860,286 shares outstanding)	$32.59
Class C (based on net assets of $61,204,553 and 1,934,722 shares outstanding)	$31.63
Class I (based on net assets of $48,779,698 and 1,472,040 shares outstanding)	$33.14
Class Y (based on net assets of $29,469,130 and 896,953 shares outstanding)	$32.85

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$34.22
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 49

CALVERT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $937,516,694) - including $5,054,424 of securities on loan	$946,511,410
Investments in securities of affiliated issuers, at value (identified cost $5,087,392)	4,848,692
Receivable for investments sold	1,800,011
Receivable for capital shares sold	1,640,832
Interest receivable	5,619,965
Interest receivable - affiliated issuers	61,473
Securities lending income receivable	2,485
Trustees' deferred compensation plan	520,598
Total assets	961,005,466

LIABILITIES
Due to custodian	15,038
Payable for when-issued investments purchased	3,445,000
Payable for capital shares redeemed	816,555
Deposits for securities loaned	5,165,215
Payable to affiliates:
Investment advisory fee	272,248
Administrative fee	85,169
Distribution and service fees	68,443
Sub-transfer agency fee	6,174
Trustees' deferred compensation plan	520,598
Accrued expenses	281,299
Total liabilities	10,675,739
NET ASSETS	$950,329,727

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$945,125,192
Accumulated undistributed net investment income	83,688
Accumulated net realized loss	(3,635,169)
Net unrealized appreciation (depreciation)	8,756,016
Total	$950,329,727

NET ASSET VALUE PER SHARE
Class A (based on net assets of $281,490,190 and 17,440,937 shares outstanding)	$16.14
Class C (based on net assets of $26,631,417 and 1,661,105 shares outstanding)	$16.03
Class I (based on net assets of $500,510,127 and 30,985,715 shares outstanding)	$16.15
Class Y (based on net assets of $141,697,993 and 8,718,605 shares outstanding)	$16.25

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$16.77
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

50 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,498,015,481)	$2,125,590,479
Investments in securities of affiliated issuers, at value (identified cost $11,540,102)	10,325,551
Cash	9,855
Receivable for capital shares sold	1,565,842
Dividends and interest receivable	1,657,868
Interest receivable - affiliated issuers	131,329
Tax reclaims receivable	238,679
Trustees' deferred compensation plan	1,393,791
Total assets	2,140,913,394

LIABILITIES
Payable for investments purchased	9,855
Payable for capital shares redeemed	2,213,674
Payable to affiliates:
Investment advisory fee	868,965
Administrative fee	201,525
Distribution and service fees	376,736
Sub-transfer agency fee	20,329
Trustees' deferred compensation plan	1,393,791
Accrued expenses	798,739
Total liabilities	5,883,614
Commitments and contingent liabilities (Note I)
NET ASSETS	$2,135,029,780

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,367,143,463
Accumulated undistributed net investment income	2,779,927
Accumulated undistributed net realized gain	138,745,631
Net unrealized appreciation (depreciation)	626,360,759
Total	$2,135,029,780

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,220,685,035 and 28,181,605 shares outstanding)	$43.31
Class C (based on net assets of $152,561,240 and 5,684,245 shares outstanding)	$26.84
Class I (based on net assets of $550,055,126 and 11,126,268 shares outstanding)	$49.44
Class Y (based on net assets of $211,728,379 and 4,742,358 shares outstanding)	$44.65

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$45.47
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 51

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

	Balanced Fund	Bond Fund	Equity Fund
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $31,129, $0 and $82,834, respectively)	$8,616,609	$—	$25,305,144
Interest income (net of foreign taxes withheld of $136, $0 and $0, respectively)	8,174,883	28,106,940	275,592
Interest income - affiliated issuers	53,727	66,591	142,464
Securities lending income, net	51,163	103,996	27,016
Other income	3,607	11,548	878
Total investment income	16,899,989	28,289,075	25,751,094

EXPENSES
Investment advisory fee	2,766,631	3,125,011	10,530,518
Administrative fee	823,365	1,071,432	2,544,416
Distribution and service fees:
Class A	1,335,436	650,280	3,130,394
Class C	611,941	292,793	1,623,233
Trustees' fees and expenses	49,410	64,523	151,405
Custodian fees	122,693	76,569	107,936
Transfer agency fees and expenses:
Class A	738,605	498,893	1,585,359
Class C	95,883	55,905	217,030
Class I	5,011	10,469	16,566
Class Y	17,114	73,365	110,797
Accounting fees	174,052	208,536	450,940
Professional fees	99,174	66,651	215,744
Registration fees:
Class A	23,555	24,214	29,605
Class C	15,787	15,459	16,141
Class I	17,543	23,626	22,527
Class Y	15,389	20,158	16,459
Reports to shareholders	54,622	61,386	121,668
Miscellaneous	131,151	78,200	343,460
Total expenses	7,097,362	6,417,470	21,234,198
Waiver and/or reimbursement of expenses by affiliates	(26,674)	(84,869)	(122,494)
Reimbursement of expenses-other	(8,100)	(10,520)	(24,835)
Net expenses	7,062,588	6,322,081	21,086,869
Net investment income (loss)	9,837,401	21,966,994	4,664,225

52 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	53,071,463	(2,881,623)	211,444,629
Futures contracts	(50,624)	1,066,759	—
Foreign currency transactions	249	—	17
	53,021,088	(1,814,864)	211,444,646

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	(6,888,019)	(7,426,610)	103,584,170
Investment securities - affiliated issuers	(125,902)	(170,953)	(488,503)
Futures contracts	91,681	(25,960)	—
Foreign currency	14	—	304
	(6,922,226)	(7,623,523)	103,095,971

Net realized and unrealized gain (loss)	46,098,862	(9,438,387)	314,540,617

Net increase (decrease) in net assets resulting from operations	$55,936,263	$12,528,607	$319,204,842

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 53

CALVERT BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$9,837,401	$10,611,271
Net realized gain (loss)	53,021,088	5,074,863
Net change in unrealized appreciation (depreciation)	(6,922,226)	40,626,192
Net increase (decrease) in net assets resulting from operations	55,936,263	56,312,326

Distributions to shareholders from:
Net investment income:
Class A shares	(8,151,148)	(9,600,026)
Class C shares	(450,495)	(522,729)
Class I shares	(793,017)	(287,663)
Class Y shares	(402,507)	(193,304)
Net realized gain:
Class A shares	(6,545,044)	(57,459,858)
Class C shares	(686,237)	(5,775,639)
Class I shares	(229,781)	(1,379,237)
Class Y shares	(149,280)	(638,834)
Total distributions to shareholders	(17,407,509)	(75,857,290)

Capital share transactions:
Class A shares	(74,481,952)	40,811,573
Class C shares	(1,424,823)	5,819,517
Class I shares	30,715,683	2,076,176
Class Y shares	15,033,331	6,890,938
Net increase (decrease) in net assets from capital share transactions	(30,157,761)	55,598,204

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,370,993	36,053,240

NET ASSETS
Beginning of year	680,598,989	644,545,749
End of year (including accumulated undistributed net investment income of $242,189 and $467,923, respectively)	$688,969,982	$680,598,989
See notes to financial statements.

54 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$21,966,994	$22,092,908
Net realized gain (loss)	(1,814,864)	9,109,805
Net change in unrealized appreciation (depreciation)	(7,623,523)	18,692,654
Net increase (decrease) in net assets resulting from operations	12,528,607	49,895,367

Distributions to shareholders from:
Net investment income:
Class A shares	(7,273,146)	(9,855,178)
Class C shares	(412,882)	(530,716)
Class I shares	(11,297,997)	(9,284,052)
Class Y shares	(2,926,328)	(2,501,692)
Net realized gain:
Class A shares	(1,066,212)	—
Class C shares	(88,029)	—
Class I shares	(1,034,416)	—
Class Y shares	(257,861)	—
Total distributions to shareholders	(24,356,871)	(22,171,638)

Capital share transactions:
Class A shares	(107,818,348)	(12,300,550)
Class C shares	(5,236,985)	(1,358,841)
Class I shares	149,145,862	15,843,126
Class Y shares	32,696,224	29,823,097
Net increase (decrease) in net assets from capital share transactions	68,786,753	32,006,832

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,958,489	59,730,561

NET ASSETS
Beginning of year	893,371,238	833,640,677
End of year (including accumulated undistributed net investment income of $83,688 and $36,615, respectively)	$950,329,727	$893,371,238
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 55

CALVERT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$4,664,225	$7,068,815
Net realized gain (loss)	211,444,646	335,942,117
Net change in unrealized appreciation (depreciation)	103,095,971	(149,965,972)
Net increase (decrease) in net assets resulting from operations	319,204,842	193,044,960

Distributions to shareholders from:
Net investment income:
Class A shares	(1,961,371)	(4,421,447)
Class C shares	—	(164,566)
Class I shares	(3,250,521)	(3,205,143)
Class Y shares	(856,956)	(1,100,000)
Net realized gain:
Class A shares	(131,011,225)	(278,855,516)
Class C shares	(25,782,355)	(48,599,419)
Class I shares	(44,626,014)	(93,516,345)
Class Y shares	(15,004,422)	(32,976,417)
Total distributions to shareholders	(222,492,864)	(462,838,853)

Capital share transactions:
Class A shares	(217,516,856)	224,027,994
Class C shares	(23,409,675)	44,011,191
Class I shares	43,446,160	(45,867,461)
Class Y shares	3,370,372	56,419,655
Net increase (decrease) in net assets from capital share transactions	(194,109,999)	278,591,379

TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,398,021)	8,797,486

NET ASSETS
Beginning of year	2,232,427,801	2,223,630,315
End of year (including accumulated undistributed net investment income of $2,779,927 and $5,779,264, respectively)	$2,135,029,780	$2,232,427,801
See notes to financial statements.

56 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$30.82	$31.90		$33.06	$34.13	$30.81
Income from investment operations:
Net investment income (a)	0.47	0.51	(b)	0.43	0.33	0.24
Net realized and unrealized gain (loss)	2.11	2.14	(c)	(0.81)	3.02	3.32
Total from investment operations	2.58	2.65		(0.38)	3.35	3.56
Distributions from:
Net investment income	(0.46)	(0.50)		(0.41)	(0.32)	(0.24)
Net realized gain	(0.35)	(3.23)		(0.37)	(4.10)	—
Total distributions	(0.81)	(3.73)		(0.78)	(4.42)	(0.24)
Total increase (decrease) in net asset value	1.77	(1.08)		(1.16)	(1.07)	3.32
Net asset value, ending	$32.59	$30.82		$31.90	$33.06	$34.13
Total return (d)	8.51%	8.93%	(c)	(1.27%)	10.77%	11.60%
Ratios to average net assets: (e)
Total expenses	0.99%	1.05%		1.13%	1.17%	1.18%
Net expenses	0.99%	1.02%		1.13%	1.16%	1.18%
Net investment income	1.48%	1.67%	(b)	1.25%	1.02%	0.76%
Portfolio turnover	128%	146%		99%	124%	114%
Net assets, ending (in thousands)	$549,517	$592,625		$569,368	$561,809	$497,160

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c) Total return includes voluntary reimbursement by the Adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%.

(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 57

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$29.95	$31.11		$32.30	$33.45	$30.23
Income from investment operations:
Net investment income (loss) (a)	0.20	0.25	(b)	0.15	0.08	-0.02
Net realized and unrealized gain (loss)	2.06	2.08	(c)	(0.78)	2.94	3.25
Total from investment operations	2.26	2.33		(0.63)	3.02	3.23
Distributions from:
Net investment income	(0.23)	(0.26)		(0.19)	(0.07)	(0.01)
Net realized gain	(0.35)	(3.23)		(0.37)	(4.10)	—
Total distributions	(0.58)	(3.49)		(0.56)	(4.17)	(0.01)
Total increase (decrease) in net asset value	1.68	(1.16)		(1.19)	(1.15)	3.22
Net asset value, ending	$31.63	$29.95		$31.11	$32.30	$33.45
Total return (d)	7.66%	8.05%	(c)	(2.08%)	9.89%	10.71%
Ratios to average net assets: (e)
Total expenses	1.80%	1.86%		1.92%	1.95%	1.99%
Net expenses	1.80%	1.84%		1.92%	1.94%	1.99%
Net investment income (loss)	0.67%	0.85%	(b)	0.47%	0.24%	(0.06%)
Portfolio turnover	128%	146%		99%	124%	114%
Net assets, ending (in thousands)	$61,205	$59,242		$55,180	$48,814	$37,812

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c) Total return includes voluntary reimbursement by the Adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.02%.

(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

58 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$31.32	$32.36		$33.53	$34.55	$31.19
Income from investment operations:
Net investment income (a)	0.58	0.63	(b)	0.59	0.51	0.41
Net realized and unrealized gain (loss)	2.18	2.17	(c)	(0.82)	3.06	3.35
Total from investment operations	2.76	2.80		(0.23)	3.57	3.76
Distributions from:
Net investment income	(0.59)	(0.61)		(0.57)	(0.49)	(0.40)
Net realized gain	(0.35)	(3.23)		(0.37)	(4.10)	—
Total distributions	(0.94)	(3.84)		(0.94)	(4.59)	(0.40)
Total increase (decrease) in net asset value	1.82	(1.04)		(1.17)	(1.02)	3.36
Net asset value, ending	$33.14	$31.32		$32.36	$33.53	$34.55
Total return (d)	8.94%	9.32%	(c)	(0.86%)	11.35%	12.13%
Ratios to average net assets: (e)
Total expenses	0.67%	0.76%		0.64%	0.66%	0.68%
Net expenses	0.62%	0.65%		0.64%	0.66%	0.68%
Net investment income	1.80%	2.04%	(b)	1.70%	1.53%	1.26%
Portfolio turnover	128%	146%		99%	124%	114%
Net assets, ending (in thousands)	$48,780	$15,554		$13,894	$43,579	$35,578

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c) Total return includes voluntary reimbursement by the Adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.28%.

(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 59

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,					Period Ended September 30,
CLASS Y SHARES	2017	2016		2015	2014	2013 (a)
Net asset value, beginning	$31.06	$32.13		$33.29	$34.25	$32.60
Income from investment operations:
Net investment income (b)	0.54	0.58	(c)	0.50	0.38	0.18
Net realized and unrealized gain (loss)	2.15	2.15	(d)	(0.83)	3.04	1.48
Total from investment operations	2.69	2.73		(0.33)	3.42	1.66
Distributions from:
Net investment income	(0.55)	(0.57)		(0.46)	(0.28)	(0.01)
Net realized gain	(0.35)	(3.23)		(0.37)	(4.10)	—
Total distributions	(0.90)	(3.80)		(0.83)	(4.38)	(0.01)
Total increase (decrease) in net asset value	1.79	(1.07)		(1.16)	(0.96)	1.65
Net asset value, ending	$32.85	$31.06		$32.13	$33.29	$34.25
Total return (e)	8.84%	9.15%	(d)	(1.13%)	10.97%	5.11%
Ratios to average net assets: (f)
Total expenses	0.76%	0.88%		1.09%	3.32%	61.96%	(g)
Net expenses	0.73%	0.78%		0.96%	0.96%	0.97%	(g)
Net investment income	1.70%	1.89%	(c)	1.46%	1.27%	0.71%	(g)
Portfolio turnover	128%	146%		99%	124%	114%
Net assets, ending (in thousands)	$29,469	$13,178		$6,103	$3,250	$66

(a) From April 30, 2013 inception.
(b) Computed using average shares outstanding.
(c) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.008 per share and 0.03% of average net assets.
(d) Total return includes voluntary reimbursement by the Adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.12%.

(e) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(f) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(g) Annualized.
See notes to financial statements.

60 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$16.36	$15.83		$15.92	$15.61	$16.58
Income from investment operations:
Net investment income (a)	0.37	0.40	(b)	0.38	0.38	0.33
Net realized and unrealized gain (loss)	(0.18)	0.53		(0.09)	0.34	(0.69)
Total from investment operations	0.19	0.93		0.29	0.72	(0.36)
Distributions from:
Net investment income	(0.36)	(0.40)		(0.38)	(0.38)	(0.35)
Net realized gain	(0.05)	—		—	(0.03)	(0.26)
Total distributions	(0.41)	(0.40)		(0.38)	(0.41)	(0.61)
Total increase (decrease) in net asset value	(0.22)	0.53		(0.09)	0.31	(0.97)
Net asset value, ending	$16.14	$16.36		$15.83	$15.92	$15.61
Total return (c)	1.21%	5.96%		1.79%	4.66%	(2.27%)
Ratios to average net assets: (d)
Total expenses	0.89%	0.94%		1.07%	1.12%	1.11%
Net expenses	0.89%	0.91%		1.07%	1.12%	1.11%
Net investment income	2.29%	2.49%	(b)	2.35%	2.40%	2.05%
Portfolio turnover	99%	154%		241%	187%	214%
Net assets, ending (in thousands)	$281,490	$395,957		$395,194	$378,269	$408,823

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 61

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$16.26	$15.73		$15.82	$15.52	$16.48
Income from investment operations:
Net investment income (a)	0.22	0.25	(b)	0.24	0.25	0.20
Net realized and unrealized gain (loss)	(0.18)	0.54		(0.09)	0.33	(0.68)
Total from investment operations	0.04	0.79		0.15	0.58	(0.48)
Distributions from:
Net investment income	(0.22)	(0.26)		(0.24)	(0.25)	(0.22)
Net realized gain	(0.05)	—		—	(0.03)	(0.26)
Total distributions	(0.27)	(0.26)		(0.24)	(0.28)	(0.48)
Total increase (decrease) in net asset value	(0.23)	0.53		(0.09)	0.30	(0.96)
Net asset value, ending	$16.03	$16.26		$15.73	$15.82	$15.52
Total return (c)	0.27%	5.05%		0.95%	3.78%	(3.01%)
Ratios to average net assets: (d)
Total expenses	1.78%	1.84%		1.91%	1.92%	1.90%
Net expenses	1.78%	1.81%		1.91%	1.92%	1.90%
Net investment income	1.40%	1.59%	(b)	1.51%	1.60%	1.26%
Portfolio turnover	99%	154%		241%	187%	214%
Net assets, ending (in thousands)	$26,631	$32,349		$32,626	$33,963	$37,620

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

62 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$16.38	$15.85		$15.94	$15.62	$16.59
Income from investment operations:
Net investment income (a)	0.42	0.46	(b)	0.47	0.48	0.43
Net realized and unrealized gain (loss)	(0.17)	0.53		(0.09)	0.35	(0.70)
Total from investment operations	0.25	0.99		0.38	0.83	(0.27)
Distributions from:
Net investment income	(0.43)	(0.46)		(0.47)	(0.48)	(0.44)
Net realized gain	(0.05)	—		—	(0.03)	(0.26)
Total distributions	(0.48)	(0.46)		(0.47)	(0.51)	(0.70)
Total increase (decrease) in net asset value	(0.23)	0.53		(0.09)	0.32	(0.97)
Net asset value, ending	$16.15	$16.38		$15.85	$15.94	$15.62
Total return (c)	1.54%	6.35%		2.36%	5.35%	(1.69%)
Ratios to average net assets: (d)
Total expenses	0.54%	0.54%		0.51%	0.50%	0.51%
Net expenses	0.52%	0.53%		0.51%	0.50%	0.51%
Net investment income	2.64%	2.86%	(b)	2.91%	3.01%	2.66%
Portfolio turnover	99%	154%		241%	187%	214%
Net assets, ending (in thousands)	$500,510	$355,017		$328,690	$300,602	$220,621

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 63

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$16.48	$15.94		$16.03	$15.70	$16.67
Income from investment operations:
Net investment income (a)	0.41	0.44	(b)	0.42	0.42	0.38
Net realized and unrealized gain (loss)	(0.18)	0.54		(0.09)	0.35	(0.70)
Total from investment operations	0.23	0.98		0.33	0.77	(0.32)
Distributions from:
Net investment income	(0.41)	(0.44)		(0.42)	(0.41)	(0.39)
Net realized gain	(0.05)	—		—	(0.03)	(0.26)
Total distributions	(0.46)	(0.44)		(0.42)	(0.44)	(0.65)
Total increase (decrease) in net asset value	(0.23)	0.54		(0.09)	0.33	(0.97)
Net asset value, ending	$16.25	$16.48		$15.94	$16.03	$15.70
Total return (c)	1.44%	6.26%		2.06%	4.98%	(1.97%)
Ratios to average net assets: (d)
Total expenses	0.61%	0.67%		0.80%	0.85%	0.81%
Net expenses	0.61%	0.64%		0.80%	0.85%	0.81%
Net investment income	2.54%	2.75%	(b)	2.63%	2.66%	2.36%
Portfolio turnover	99%	154%		241%	187%	214%
Net assets, ending (in thousands)	$141,698	$110,049		$77,131	$53,613	$39,300

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

64 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$41.38	$47.79		$50.33	$44.68	$38.48
Income from investment operations:
Net investment income (a)	0.06	0.11	(b)	0.10	0.02	0.07
Net realized and unrealized gain (loss)	6.03	3.74		2.20	7.67	6.19
Total from investment operations	6.09	3.85		2.30	7.69	6.26
Distributions from:
Net investment income	(0.06)	(0.13)		(0.02)	(0.05)	(0.01)
Net realized gain	(4.10)	(10.13)		(4.82)	(1.99)	(0.05)
Total distributions	(4.16)	(10.26)		(4.84)	(2.04)	(0.06)
Total increase (decrease) in net asset value	1.93	(6.41)		(2.54)	5.65	6.20
Net asset value, ending	$43.31	$41.38		$47.79	$50.33	$44.68
Total return (c)	16.39%	8.57%		4.57%	17.63%	16.30%
Ratios to average net assets: (d)
Total expenses	1.06%	1.10%		1.13%	1.15%	1.21%
Net expenses	1.06%	1.08%		1.12%	1.14%	1.20%
Net investment income	0.16%	0.27%	(b)	0.19%	0.05%	0.18%
Portfolio turnover	29%	44%		37%	24%	32%
Net assets, ending (in thousands)	$1,220,685	$1,385,988		$1,328,913	$1,590,823	$1,602,401

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 65

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$27.35	$34.98		$38.31	$34.66	$30.06
Income from investment operations:
Net investment loss (a)	(0.15)	(0.14)	(b)	(0.20)	(0.25)	(0.17)
Net realized and unrealized gain (loss)	3.74	2.67		1.69	5.89	4.82
Total from investment operations	3.59	2.53		1.49	5.64	4.65
Distributions from:
Net investment income	—	(0.03)		—	—	—
Net realized gain	(4.10)	(10.13)		(4.82)	(1.99)	(0.05)
Total distributions	(4.10)	(10.16)		(4.82)	(1.99)	(0.05)
Total increase (decrease) in net asset value	(0.51)	(7.63)		(3.33)	3.65	4.60
Net asset value, ending	$26.84	$27.35		$34.98	$38.31	$34.66
Total return (c)	15.48%	7.73%		3.82%	16.76%	15.51%
Ratios to average net assets: (d)
Total expenses	1.83%	1.87%		1.87%	1.88%	1.91%
Net expenses	1.83%	1.85%		1.86%	1.87%	1.90%
Net investment loss	(0.60%)	(0.50%)	(b)	(0.54%)	(0.68%)	(0.52%)
Portfolio turnover	29%	44%		37%	24%	32%
Net assets, ending (in thousands)	$152,561	$178,719		$169,649	$171,869	$158,591

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

66 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$46.68	$52.65		$54.90	$48.48	$41.55
Income from investment operations:
Net investment income (a)	0.25	0.32	(b)	0.38	0.29	0.32
Net realized and unrealized gain (loss)	6.88	4.14		2.38	8.34	6.70
Total from investment operations	7.13	4.46		2.76	8.63	7.02
Distributions from:
Net investment income	(0.27)	(0.30)		(0.19)	(0.22)	(0.04)
Net realized gain	(4.10)	(10.13)		(4.82)	(1.99)	(0.05)
Total distributions	(4.37)	(10.43)		(5.01)	(2.21)	(0.09)
Total increase (decrease) in net asset value	2.76	(5.97)		(2.25)	6.42	6.93
Net asset value, ending	$49.44	$46.68		$52.65	$54.90	$48.48
Total return (c)	16.85%	9.01%		5.06%	18.23%	16.95%
Ratios to average net assets: (d)
Total expenses	0.69%	0.69%		0.64%	0.64%	0.66%
Net expenses	0.67%	0.67%		0.63%	0.62%	0.65%
Net investment income	0.54%	0.68%	(b)	0.69%	0.56%	0.72%
Portfolio turnover	29%	44%		37%	24%	32%
Net assets, ending (in thousands)	$550,055	$472,583		$567,954	$961,680	$798,677

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 67

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$42.56	$48.90		$51.35	$45.51	$39.06
Income from investment operations:
Net investment income (a)	0.19	0.25	(b)	0.25	0.18	0.23
Net realized and unrealized gain (loss)	6.22	3.83		2.25	7.81	6.30
Total from investment operations	6.41	4.08		2.50	7.99	6.53
Distributions from:
Net investment income	(0.22)	(0.29)		(0.13)	(0.16)	(0.03)
Net realized gain	(4.10)	(10.13)		(4.82)	(1.99)	(0.05)
Total distributions	(4.32)	(10.42)		(4.95)	(2.15)	(0.08)
Total increase (decrease) in net asset value	2.09	(6.34)		(2.45)	5.84	6.45
Net asset value, ending	$44.65	$42.56		$48.90	$51.35	$45.51
Total return (c)	16.75%	8.89%		4.89%	17.99%	16.76%
Ratios to average net assets: (d)
Total expenses	0.75%	0.79%		0.84%	0.83%	0.82%
Net expenses	0.75%	0.77%		0.82%	0.82%	0.81%
Net investment income	0.46%	0.58%	(b)	0.49%	0.36%	0.56%
Portfolio turnover	29%	44%		37%	24%	32%
Net assets, ending (in thousands)	$211,728	$195,138		$157,114	$139,319	$137,137

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

68 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Social Investment Fund (the “Trust”) was organized as a Massachusetts business trust on December 14, 1981, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest, without par value. Such shares may be issued in a number of different series and classes. The Trust operates six (6) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Balanced Fund (formerly, Calvert Balanced Portfolio) (“Balanced”), Calvert Bond Fund (formerly, Calvert Bond Portfolio) (“Bond”) and Calvert Equity Fund (formerly, Calvert Equity Portfolio) (“Equity”), each a “Fund” and collectively, the “Funds”.
Each Fund is diversified. The investment objective of Balanced is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. The investment objective of Bond is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities. The investment objective of Equity is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
As of September 30, 2017, each Fund offered four classes of shares. Effective October 3, 2017, Bond and Equity began offering Class R6 Shares, which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the “Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Funds to the Funds’ investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Funds’ investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert Funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in each Fund’s NAV per share as follows: Balanced ($0.01) and Bond ($0.02).
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2017, based on the inputs used to value them:
BALANCED

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1		LEVEL 2	LEVEL 3*	TOTAL
Common Stocks	$412,980,714	**	$—	$—	$412,980,714
Common Stocks - Venture Capital	—		—	1,085,482	1,085,482
Corporate Bonds	—		128,959,442	—	128,959,442
Asset-Backed Securities	—		56,579,763	—	56,579,763
U.S. Treasury Obligations	—		47,328,990	—	47,328,990
Collateralized Mortgage-Backed Obligations	—		9,716,269	—	9,716,269
Commercial Mortgage-Backed Securities	—		8,198,004	—	8,198,004
Taxable Municipal Obligations	—		6,330,756	—	6,330,756
High Social Impact Investments	—		4,066,474	853,603	4,920,077
U.S. Government Agency Mortgage-Backed Securities	—		1,953,891	—	1,953,891
Sovereign Government Bonds	—		971,231	—	971,231
U.S. Government Agencies and Instrumentalities	—		900,430	—	900,430
Preferred Stocks - Venture Capital	—		—	818,276	818,276
Venture Capital Limited Partnership Interest	—		—	769,792	769,792
Other	—		—	467,398	467,398
Venture Capital Debt Obligations	—		—	36,737	36,737
Convertible Bonds	—		862,750	—	862,750
Floating Rate Loans	—		25,092	6,079	31,171
Time Deposit	—		5,682,473	—	5,682,473
Short Term Investment of Cash Collateral for Securities Loaned	504,455		—	—	504,455
TOTAL	$413,485,169		$271,575,565	$4,037,367	$689,098,101

DERIVATIVE INSTRUMENTS - ASSETS
Futures Contracts***	$121		$—	$—	$121

DERIVATIVE INSTRUMENTS - LIABILITIES
Futures Contracts***	($864)		$—	$—	($864)

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments. Venture Capital is not included in this category.
*** The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.

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BOND

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3*	TOTAL
Corporate Bonds	$—	$441,304,546	$—	$441,304,546
U.S. Treasury Obligations	—	196,160,136	—	196,160,136
Asset-Backed Securities	—	177,263,153	—	177,263,153
Collateralized Mortgage-Backed Obligations	—	37,316,217	—	37,316,217
Commercial Mortgage-Backed Securities	—	29,417,570	—	29,417,570
Taxable Municipal Obligations	—	27,543,702	—	27,543,702
U.S. Government Agency Mortgage-Backed Securities	—	8,902,509	—	8,902,509
High Social Impact Investments	—	4,848,692	1,064,393	5,913,085
Sovereign Government Bonds	—	3,583,688	—	3,583,688
U.S. Government Agencies and Instrumentalities	—	2,851,361	—	2,851,361
Convertible Bonds	—	913,500	—	913,500
Floating Rate Loans	—	—	7,598	7,598
Time Deposit	—	15,017,822	—	15,017,822
Short Term Investment of Cash Collateral for Securities Loaned	5,165,215	—	—	5,165,215
TOTAL	$5,165,215	$945,122,896	$1,071,991	$951,360,102

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
EQUITY

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1		LEVEL 2	LEVEL 3*	TOTAL
Common Stocks	$2,016,352,649	**	$—	$—	$2,016,352,649
Common Stocks - Venture Capital	—		—	801,433	801,433
Preferred Stocks - Venture Capital	—		—	2,258,108	2,258,108
Warrants - Venture Capital	—		—	3,066	3,066
Venture Capital Limited Partnership Interest	—		—	14,925,178	14,925,178
Venture Capital Debt Obligations	—		—	3,487,687	3,487,687
High Social Impact Investments	—		10,325,551	3,133,340	13,458,891
Other	—		—	698,131	698,131
Time Deposit	—		83,930,887	—	83,930,887
TOTAL	$2,016,352,649		$94,256,438	$25,306,943	$2,135,916,030

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments. Venture Capital is not included in this category.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as each Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Funds earn certain fees in connection with their investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.

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Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Funds accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Floating Rate Loans: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Funds purchase assignments from lenders, they acquire direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are declared and paid monthly by Bond, quarterly by Balanced and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
When-Issued Securities and Delayed Delivery Transactions: The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Funds following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Funds and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the following rates of each respective Fund’s average daily net assets:
BALANCED

Up to and including $500 Million	0.41%
Over $500 Million up to and including $1 Billion	0.385%
Over $1 Billion	0.35%

BOND

Up to and including $1 Billion	0.35%
Over $1 Billion	0.325%

EQUITY

Up to and including $2 Billion	0.50%
Over $2 Billion up to and including $3 Billion	0.425%
Over $3 Billion	0.375%
Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Funds. For its services, CIM received a fee at the same annual rates as CRM for Balanced and Bond and at the following rates for Equity: 0.50% for the first $2 billion, 0.475% of the next $1 billion and 0.45% over $3 billion of Equity’s average daily net assets. In addition, CIM voluntarily waived investment advisory fees of 0.05% between $2 billion and $3 billion and 0.075% over $3 billion of Equity’s average daily net assets for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, the investment advisory fee for Balanced, Bond and Equity amounted to $2,766,631, $3,125,011 and $10,530,518, respectively, or 0.40%, 0.35% and 0.50% per annum, respectively, of the Funds’ average daily net assets, of which $2,087,843, $2,361,643 and $7,856,102, respectively, was paid to CRM and $678,788, $763,368 and $2,674,416, respectively, was paid to CIM, of which $19,167 was voluntarily waived for Equity.
Atlanta Capital Management Company, LLC, an affiliate of CRM, provides sub-advisory services to Equity pursuant to a sub-advisory agreement with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its investment advisory fees.
CRM (CIM for the period October 1, 2016 to December 30, 2016) has agreed to reimburse operating expenses for the Funds to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.62% for Class I of Balanced and 0.73%, 0.64% and 0.96% for Class Y of Balanced, Bond and Equity, respectively, of such class’ average daily net assets. Effective October 1, 2017, CRM has agreed to reimburse operating expenses for the Funds to

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the extent that total operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed the following amounts:

	Class A	Class C	Class I	Class Y
BALANCED	0.94%	1.69%	0.62%	0.73%
BOND	0.88%	1.63%	0.53%	0.64%
EQUITY	1.07%	1.82%	0.70%	0.96%
The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses for Balanced of $19,492 and CIM waived or reimbursed expenses for Balanced of $7,182.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee for Class I of Bond and Equity (0.02% of Class I of Balanced effective October 1, 2017) through January 31, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Funds at an annual rate of 0.12% of each Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of average daily net assets attributable to Class I for Bond and Equity for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, CRM was paid administrative fees for Balanced, Bond and Equity of $621,508, $809,706 and $1,900,256, respectively, of which $66,841 and $78,994 were waived for Bond and Equity, respectively, and CIAS was paid administrative fees for Balanced, Bond and Equity of $201,857, $261,726 and $644,160, respectively, of which $18,028 and $24,333 were waived for Bond and Equity, respectively.
The Funds adopted new distribution plans for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and became effective as of December 31, 2016 or shortly thereafter upon approval by the shareholders of the respective class. Pursuant to the Class A Plan and Class C Plan, the Funds pay a distribution fee and (in the case of Class C shares) a service fee, as a percentage of average daily net assets attributable to such class, for distribution services and facilities provided to the Funds, as well as for personal and/or account maintenance services provided, at the following annual rates:

	Balanced	Bond	Equity
Class A Plan	0% up to $30 million, 0.25% over $30 million	0.20%	0.25%
Class C Plan: Distribution fee Service fee	0.75% 0.25%	0.75% 0.25%	0.75% 0.25%
Pursuant to the Funds’ former distribution plans for Class A shares and Class C shares, the Funds were permitted to pay certain expenses associated with the distribution and servicing of their Class A and Class C shares not to exceed 0.35% for Class A of Balanced and Bond and 0.25% for Class A of Equity and not to exceed 1.00% for Class C of each Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter. Prior to December 31, 2016, the fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Funds’ former distributor and principal underwriter. Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2017 amounted to $1,335,436, $650,280 and $3,130,394, respectively, or 0.24%, 0.20% and 0.25% per annum, respectively, of the Funds’ Class A average daily net assets, of which $992,003, $459,533 and $2,305,754, respectively, was paid to EVD and $343,433, $190,747 and $824,640, respectively, was paid to CID. Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2017 amounted to $611,941, $292,793 and $1,623,233, respectively, or 1.00% of the Funds’ Class C average daily net assets, of which $465,126, $214,587 and $1,195,222, respectively, was paid to EVD and $146,815, $78,206 and $428,011, respectively, was paid to CID.
The Funds were informed that EVD received $91,902, $30,517 and $86,505 for Balanced, Bond and Equity, respectively, and CID received $26,808, $15,239 and $29,385 for Balanced, Bond and Equity, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Funds were also informed that EVD received $25,713, $8,396 and $27,314 for Balanced, Bond and Equity, respectively, and CID received $16,130, $8,749 and $14,129 for Balanced, Bond and Equity, respectively, of contingent deferred sales charge paid by each Fund’s shareholders for the same period.

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Effective December 31, 2016, EVM provides sub-transfer agency services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Funds and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $101,820, $59,271 and $184,572 for Balanced, Bond and Equity, respectively, and shareholder servicing fees paid to CIS were $35,649, $21,477 and $65,389 for Balanced, Bond and Equity, respectively. Such fees are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Funds who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert Funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM, the Calvert Funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, each Fund’s allocated portion of such expense and reimbursement was $8,100, $10,520 and $24,835 for Balanced, Bond and Equity, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:

	BALANCED	BOND	EQUITY
Purchases
U.S. Government and Agency Securities	$142,375,793	$474,040,140	$—
Non-U.S. Government and Agency Securities	703,690,552	445,154,526	596,183,712
Total Purchases	$846,066,345	$919,194,666	$596,183,712
Sales
U.S. Government and Agency Securities	$122,637,046	$356,700,120	$—
Non-U.S. Government and Agency Securities	749,263,736	471,014,874	989,085,758
Total Sales	$871,900,782	$827,714,994	$989,085,758

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The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

Year Ended September 30, 2017
	BALANCED	BOND	EQUITY
Distributions declared from:
Ordinary income	$9,797,167	$23,536,080	$6,068,848
Long-term capital gains	7,610,342	820,791	216,424,016

Year Ended September 30, 2016
	BALANCED	BOND	EQUITY
Distributions declared from:
Ordinary income	$12,570,088	$22,171,638	$8,891,156
Long-term capital gains	63,287,202	—	453,947,697
During the year ended September 30, 2017, the following amounts were reclassified due to the Funds’ use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), distributions from real estate investment trusts, return of capital distributions from securities, investments in partnerships, dividend redesignations and wash sales. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	BALANCED	BOND	EQUITY
Change in:
Paid-in capital	$3,534,444	$—	$25,598,396
Accumulated net realized gain (loss)	(3,268,476)	9,568	(24,003,682)
Accumulated undistributed net investment income	(265,968)	(9,568)	(1,594,714)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	BALANCED	BOND	EQUITY
Undistributed ordinary income	$14,389,915	$83,688	$2,779,927
Undistributed long-term capital gains	29,341,806	—	143,403,674
Deferred capital losses	—	—	(5,009,957)
Post October capital losses	—	(3,467,224)	—
Net unrealized appreciation	25,563,250	8,588,072	626,712,673
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in each Fund’s Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts, distributions from real estate investment trusts, investments in partnerships and return of capital distributions from securities.
At September 30, 2017, Equity, for federal income tax purposes, had deferred capital losses of $5,009,957 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2017, $3,369,699 are short-term and $1,640,258 are long-term. Equity’s use of net capital losses acquired from reorganizations, which amounted to $5,009,957 at September 30, 2017, may be limited under certain tax provisions.
During the year ended September 30, 2017, capital loss carryforwards of $20,959,591 were utilized to offset net realized gains by Equity.
At September 30, 2017, Bond had a net capital loss of $3,467,224 attributable to security transactions incurred after October 31, 2016 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2018.

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The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2017, as determined on a federal income tax basis, were as follows:

	BALANCED	BOND	EQUITY
Federal tax cost of investments	$663,534,865	$942,772,030	$1,509,203,669
Gross unrealized appreciation	$36,365,937	$12,042,648	$635,599,436
Gross unrealized depreciation	(10,802,701)	(3,454,576)	(8,887,075)
Net unrealized appreciation (depreciation)	$25,563,236	$8,588,072	$626,712,361

NOTE D — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2017 is included in each Fund’s Schedule of Investments. During the year ended September 30, 2017, Balanced and Bond used futures contracts to hedge against interest rate changes, to manage overall duration of the Funds and to implement tactical asset allocation decisions.
At September 30, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

BALANCED
Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation (depreciation)	$121	*	($864)	*
Total		$121	*	($864)	*
* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
At September 30, 2017, Bond and Equity did not have any open derivative instruments.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2017 was as follows:
BALANCED

		Statement of Operations Caption
Risk	Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Equity price	Futures contracts	($647,378)	$104,425
Interest rate	Futures contracts	$596,754	($12,744)
Total		($50,624)	$91,681
BOND

		Statement of Operations Caption
Risk	Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Interest rate	Futures contracts	$1,066,759	($25,960)
Total		$1,066,759	($25,960)
The average notional cost of futures contracts outstanding during the year ended September 30, 2017 was approximately as follows:

	BALANCED	BOND
Futures Contracts – Long	$109,000	$—
Futures Contracts – Short	$5,393,000	$4,543,000

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NOTE E — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered to be illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the respective Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the respective Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the respective Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statements of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan, including accrued interest, and the total value of collateral received were as follows:

	Securities on Loan	Collateral Received
BALANCED	$494,074	$504,455
BOND	$5,066,964	$5,165,215
The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

BALANCED
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$504,455	$—	$—	$—	$504,455

BOND
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,913,196	$—	$—	$—	$1,913,196
U.S. Treasury Obligations	3,252,019	—	—	—	3,252,019
The carrying amount of the liabilities for deposit for securities loaned at September 30, 2017 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE F — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per

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annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. Bond and Equity had no borrowings pursuant to this line of credit during the year ended September 30, 2017. Balanced had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 for Balanced were $32,808 and 2.50%, respectively.
NOTE G — AFFILIATED COMPANIES
The Funds invest a portion of their assets designated for high social impact investments in notes issued by the Calvert Social Investment Foundation (the “Foundation”) pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Funds rely on exemptive relief to invest in the notes because the Funds’ investments in the notes may be considered prohibited transactions between affiliated persons under the 1940 Act. The Foundation may be considered an affiliated person of the Calvert Funds based on the overlap between the Foundation’s Board of Directors and the Funds’ Directors/Trustees and other potential affiliations. The Foundation has licensed use of the Calvert name from the Adviser, and the Adviser’s President and Chief Executive Officer serves on the Foundation Board. The Foundation is not owned or otherwise controlled by the Adviser or its affiliates.
In addition, an affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2017, the value of each Fund’s investment in affiliated companies was $4,083,727, $4,848,692 and $10,325,551 for Balanced, Bond and Equity, respectively, which represents 0.59%, 0.51% and 0.48% of net assets for Balanced, Bond and Equity, respectively. Transactions in affiliated companies by the Funds for the year ended September 30, 2017 were as follows:
BALANCED

Name of Affiliated Company	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
Calvert Social Investment Foundation, Community Investment Notes:
0.25%, 7/1/17	$4,266,666	$—	($4,266,666)	$—	$—	$2,171	$—	$—	$120,107
1.50%, 12/15/19	—	4,266,666	—	4,266,666	4,066,474	51,556	—	—	(200,192)
GEEMF Partners LP	—	—	—	—	17,253	—	—	—	(45,817)
TOTALS					$4,083,727	$53,727	$—	$—	($125,902)

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BOND

Name of Affiliated Company	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
Calvert Social Investment Foundation, Community Investment Notes:
0.50%, 1/1//17	$3,087,392	$—	($3,087,392)	$—	$—	$3,173	$—	$—	$34,147
0.50%, 3/18/17	2,000,000	—	(2,000,000)	—	—	1,945	—	—	33,600
1.50%, 12/15/19	—	5,087,392	—	5,087,392	4,848,692	61,473	—	—	(238,700)
TOTALS					$4,848,692	$66,591	$—	$—	($170,953)

EQUITY

Name of Affiliated Company	Principal Amount/ Shares beginning of period	Gross Additions	Gross Reductions	Principal Amount/ Shares end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
Calvert Social Investment Foundation, Community Investment Notes:
0.50%, 1/1/17	$10,833,877	$—	($10,833,877)	$—	$—	$11,135	$—	$—	$119,823
1.50%, 12/15/19	—	10,833,877	—	10,833,877	10,325,551	130,909	—	—	(508,326)
New Day Farms, Inc., Participation Interest Note	6,225	—	—	6,225	—	420	—	—	—
New Day Farms, Inc., Inc., Series B, Preferred	4,547,804	—	—	4,547,804	—	—	—	—	—
Shangri La Farms, Series A, Preferred	66,667	—	—	66,667	—	—	—	—	(100,000)
TOTALS					$10,325,551	$142,464	$—	$—	($488,503)

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NOTE H — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

BALANCED	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,788,008	$56,550,939	1,860,969	$56,016,018
Reinvestment of distributions	442,518	13,869,696	2,130,337	63,192,696
Shares redeemed	(4,601,387)	(144,902,587)	(2,608,505)	(78,397,141)
Net increase (decrease)	(2,370,861)	($74,481,952)	1,382,801	$40,811,573

Class C
Shares sold	424,327	$12,910,553	413,389	$12,131,038
Reinvestment of distributions	32,486	983,605	187,399	5,394,735
Shares redeemed	(500,415)	(15,318,981)	(396,213)	(11,706,256)
Net increase (decrease)	(43,602)	($1,424,823)	204,575	$5,819,517

Class I
Shares sold	1,213,710	$38,480,633	135,747	$4,143,794
Reinvestment of distributions	31,138	999,298	55,243	1,666,776
Shares redeemed	(269,403)	(8,764,248)	(123,753)	(3,734,394)
Net increase	975,445	$30,715,683	67,237	$2,076,176

Class Y
Shares sold	636,692	$20,241,228	322,628	$9,632,077
Reinvestment of distributions	14,672	467,952	24,528	734,346
Shares redeemed	(178,625)	(5,675,849)	(112,885)	(3,475,485)
Net increase	472,739	$15,033,331	234,271	$6,890,938

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BOND	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,991,688	$63,932,983	4,661,342	$74,493,183
Reinvestment of distributions	474,446	7,582,448	560,750	8,969,317
Shares redeemed	(11,227,412)	(179,333,779)	(5,979,446)	(95,763,050)
Net decrease	(6,761,278)	($107,818,348)	(757,354)	($12,300,550)

Class C
Shares sold	217,542	$3,467,164	304,478	$4,822,223
Reinvestment of distributions	25,898	411,161	26,716	424,310
Shares redeemed	(572,310)	(9,115,310)	(414,724)	(6,605,374)
Net decrease	(328,870)	($5,236,985)	(83,530)	($1,358,841)

Class I
Shares sold	14,000,859	$224,499,285	8,230,386	$131,641,273
Reinvestment of distributions	748,856	11,998,306	563,814	9,028,002
Shares redeemed	(5,443,245)	(87,351,729)	(7,855,066)	(124,826,149)
Net increase	9,306,470	$149,145,862	939,134	$15,843,126

Class Y
Shares sold	5,046,556	$81,375,140	2,848,277	$46,036,220
Reinvestment of distributions	174,878	2,821,038	133,803	2,157,817
Shares redeemed	(3,182,345)	(51,499,954)	(1,140,817)	(18,370,940)
Net increase	2,039,089	$32,696,224	1,841,263	$29,823,097

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EQUITY	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,098,600	$83,902,160	3,239,624	$135,481,957
Shares issued from merger (see Note J)	—	—	3,808,394	149,136,732
Reinvestment of distributions	3,333,785	124,285,943	6,543,005	265,210,280
Shares redeemed	(10,745,032)	(425,704,959)	(7,904,960)	(325,800,975)
Net increase (decrease)	(5,312,647)	($217,516,856)	5,686,063	$224,027,994

Class C
Shares sold	537,279	$13,276,376	764,181	$20,851,480
Shares issued from merger (see Note J)	—	—	819,840	21,258,449
Reinvestment of distributions	922,482	21,410,804	1,475,604	39,680,003
Shares redeemed	(2,310,767)	(58,096,855)	(1,374,863)	(37,778,741)
Net increase (decrease)	(851,006)	($23,409,675)	1,684,762	$44,011,191

Class I
Shares sold	3,826,988	$173,015,098	2,867,498	$133,280,509
Shares issued from merger (see Note J)	—	—	399,595	17,638,088
Reinvestment of distributions	902,169	38,441,748	1,666,510	76,215,766
Shares redeemed	(3,726,001)	(168,010,686)	(5,597,065)	(273,001,824)
Net increase (decrease)	1,003,156	$43,446,160	(663,462)	($45,867,461)

Class Y
Shares sold	2,234,886	$90,283,139	1,183,716	$50,268,312
Shares issued from merger (see Note J)	—	—	866,655	34,874,208
Reinvestment of distributions	329,260	12,668,373	600,420	25,057,028
Shares redeemed	(2,406,734)	(99,581,140)	(1,279,099)	(53,779,893)
Net increase	157,412	$3,370,372	1,371,692	$56,419,655
The Trustees approved the termination of each Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of each Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.
NOTE I — CAPITAL COMMITMENTS
In connection with certain venture capital and/or limited partnership investments, Balanced and Equity are committed to future capital calls, which will increase each Fund’s investment in these securities. The aggregate amount of the future capital commitments totaled $403,000 and $3,511,268 for Balanced and Equity, respectively, at September 30, 2017. Balanced and Equity had sufficient cash and/or securities to cover these commitments.
Balanced’s unfunded capital commitments by investment at September 30, 2017 were as follows:

Name of Investment	Unfunded Commitment at 9/30/17
First Analysis Private Equity Fund IV LP	$60,000
Learn Capital Venture Partners III LP	$343,000
Total	$403,000

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Equity’s unfunded capital commitments by investment at September 30, 2017 were as follows:

Name of Investment	Unfunded Commitment at 9/30/17
Accion Frontier Inclusion Fund LP	$589,716
Adobe Capital Social Mezzanine Fund I LP	$142,444
Africa Renewable Energy Fund LP	$364,312
Arborview Capital Partners LP	$182,782
Blackstone Clean Technology Partners LP	$3,170
Bridges Ventures US Sustainable Growth Fund, LP	$663,690
China Environment Fund 2004 LP	$37,764
China Environment Fund III LP	$1,205
Coastal Ventures III LP	$50,000
Core Innovations Capital I LP	$51,766
Cross Culture Ventures I LP	$236,303
DBL Partners III LP	$550,836
First Analysis Private Equity Fund V LP	$62,302
Impact Ventures II LP	$19,923
LeapFrog Financial Inclusion Fund	$96,146
New Markets Education Partners LP	$130,000
New Markets Venture Partners II LP	$25,000
Owl Ventures LP	$150,000
Westly Capital Partners Fund II LP	$153,909
Total	$3,511,268

NOTE J — REORGANIZATION
The Board approved the reorganization of Calvert Global Equity Income Fund ("Global Equity Income") and Calvert Global Value Fund ("Global Value") (both are series of Calvert SAGE Fund) and Calvert Large Cap Core Portfolio ("Large Cap Core") into Equity. Shareholders approved the reorganization at a meeting on June 17, 2016 and the reorganization took place at the close of business on June 24, 2016.
The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Global Equity Income, Class A	1,601,964	Equity, Class A	750,153	$29,375,999
Global Equity Income, Class C	250,183	Equity, Class C	177,021	4,590,149
Global Equity Income, Class I	59,796	Equity, Class I	24,824	1,095,721
Global Equity Income, Class Y	123,630	Equity, Class Y	56,875	2,288,665

Global Value, Class A	951,286	Equity, Class A	1,323,672	51,834,992
Global Value, Class C	90,082	Equity, Class C	188,276	4,881,991
Global Value, Class I	20,332	Equity, Class I	25,034	1,104,990
Global Value, Class Y	521,720	Equity, Class Y	699,267	28,138,511

Large Cap Core, Class A	3,784,626	Equity, Class A	1,734,569	67,925,741
Large Cap Core, Class C	754,880	Equity, Class C	454,543	11,786,309
Large Cap Core, Class I	831,888	Equity, Class I	349,737	15,437,377
Large Cap Core, Class Y	243,025	Equity, Class Y	110,513	4,447,032

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For financial reporting purposes, assets received and shares issued by Equity were recorded at fair value; however, the cost basis of the investments received from Global Equity Income, Global Value and Large Cap Core were carried forward to align ongoing reporting of Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

MERGED PORTFOLIO	NET ASSETS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
Global Equity Income	$37,350,535	$742,994	Equity	$1,987,179,549
Global Value	85,960,483	(1,680,627)	Equity	$1,987,179,549
Large Cap Core	99,596,459	3,673,458	Equity	$1,987,179,549
Assuming the acquisition had been completed on October 1, 2015, Equity’s results of operations for the year ended September 30, 2016 would have been as follows:

Net investment income	$10,035,098	(a)
Net realized and change in unrealized gain (loss)	$184,906,535	(b)
Net increase (decrease) in net assets resulting from operations	$194,941,633
(a) $7,068,815 as reported, plus $485,394, $1,502,633 and $978,256 from pre-merger Global Equity Income, Global Value and Large Cap Core, respectively.
(b) $185,976,145 as reported, plus ($1,133,932), ($6,667,339) and $6,731,661 from pre-merger Global Equity Income, Global Value and Large Cap Core, respectively.
Because Equity, Global Equity Income, Global Value and Large Cap Core sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Global Equity Income, Global Value and Large Cap Core that have been included in Equity’s Statement of Operations since June 24, 2016.
NOTE K — REGULATORY MATTERS
On October 18, 2016, the SEC issued an administrative order (“Order”) relating to the improper valuation of certain securities held by Balanced by CIM (the Fund’s adviser prior to December 31, 2016) between March 18, 2008 and October 18, 2011. Pursuant to the Order, CIM is required to make distributions to affected shareholders to remediate the improper valuation. The distributions required to be made by CIM to affected shareholders are the obligations of CIM and will not have an impact on Balanced’s net assets.
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including each Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on each Fund’s net assets.
NOTE L — NAME CHANGE
Effective November 6, 2017, the name of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund were changed from Calvert Balanced Portfolio, Calvert Bond Portfolio and Calvert Equity Portfolio, respectively.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund:
We have audited the accompanying statements of assets and liabilities of the Calvert Balanced Fund (formerly, Calvert Balanced Portfolio), Calvert Bond Fund (formerly, Calvert Bond Portfolio) and Calvert Equity Fund (formerly, Calvert Equity Portfolio) (collectively, the “Funds”), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 87

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:

Balanced Fund	$7,542,976
Equity Fund	$24,294,627

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2017 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction:

Balanced Fund	29.20%
Equity Fund	100.00%

Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2017, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

Balanced Fund	$46,884,939
Bond Fund	$1,641,582
Equity Fund	$401,385,509

88 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Trustee	1990	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 89

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Trustee	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Trustees effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

90 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 91

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CALVERT SOCIAL INVESTMENT FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24203 9.30.17

Calvert Asset Allocation Funds • Conservative Allocation Fund • Moderate Allocation Fund • Aggressive Allocation Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Conservative Allocation Fund
6	Moderate Allocation Fund
8	Aggressive Allocation Fund
10	Endnotes and Additional Disclosures
11	Understanding Your Fund’s Expenses
13	Financial Statements
54	Report of Independent Registered Public Accounting Firm
55	Federal Tax Information
56	Management and Organization
58	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S stocks moved sharply higher following President Trump's election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of favorable economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
Global stocks also delivered strong returns during the period. Global stocks initially lagged the U.S. rally but rose sharply in the second half of the 12-month period, aided by positive economic indicators across a broad geographic range. Key equity indexes in the Asia-Pacific region also rose during the period despite the North Korea tensions. In the final three months of the period, China's stock market recorded its best quarterly performance in two years.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, rose 18.61%. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes. The MSCI World Index, a proxy for global equities, returned 18.17% during the period while reaching multiple all-time highs.
On the fixed income side, U.S. fixed income securities overall advanced slightly, with the Bloomberg Barclays U.S. Aggregate Bond Index inching up 0.07%. Investment grade fixed income securities managed to generate a modest positive return, as coupon income more than offset the negative price effects of rising interest rates. However, this relatively temperate return belied the market’s underlying volatility for bond investors.
The 10-year Treasury yield ended the 1-year period at 2.33%, modestly up from 1.60% at the beginning. During the period, corporate bonds benefited from tighter credit spreads - the yield difference between corporate bonds and Treasurys of similar maturities. Spread tightening helped corporate bonds outperform Treasurys over the period, with longer maturity bonds producing the most excess returns.

On average, lower quality BBB-rated[5] issues notably outperformed higher quality A- and AA-rated bonds during the period. Investment grade corporate spreads also tightened during the period as their yields declined from 1.43% to 1.07%. Spreads of high-yield issues also tightened as their yields fell from 6.24% at the beginning of the period to 5.53% at the end.
Fund Performance - Calvert Conservative Allocation Fund
Calvert Conservative Allocation Fund returned 7.84% for Class A shares at net asset value (NAV) for the 12-month period ended September 30, 2017, outperforming both its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.07%, and its blended composite benchmark, the Conservative Allocation Composite Benchmark, which returned 5.56%. The Conservative Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 22% Russell 3000® Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Bloomberg Barclays U.S. Aggregate Index, and 10% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index.
Calvert Conservative Allocation Fund is a “fund of funds.” It typically invests within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes of 45% to 75% fixed income, 15% to 45% equity, and 0% to 20% cash and money market instruments.
The Fund’s overweight to equities relative to the Index contributed to the Fund’s performance versus the Index as equities are not included in the Index and equity markets worldwide performed well during the period. The Fund’s allocations to the Calvert International Responsible Index Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund were notable in this regard during the period.
The Fund’s fixed-income allocations, primarily to the Calvert Bond Fund and Calvert Absolute Return Bond Fund, also contributed to the Fund’s performance relative to the Index. These underlying bond funds’ allocations to securitized assets and investment-grade corporates were particularly beneficial as these areas of the fixed-income market outperformed other fixed-income sectors for the period.
Fund Performance - Calvert Moderate Allocation Fund
Calvert Moderate Allocation Fund (the Fund) returned 12.86% for Class A shares at NAV for the 12-month period ended September 30, 2017, underperforming its primary benchmark, the Russell 3000® Index, which returned 18.71%, and outperforming its blended composite benchmark, the Moderate Allocation Composite Benchmark, which returned 12.20%.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

The Moderate Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index.
Calvert Moderate Allocation Fund is a “fund of funds.” It typically invests within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes of 50% to 80% equity, 20% to 50% fixed income, and 0% to 20% cash and money market instruments.
The Fund’s allocation to fixed income relative to the Index detracted from the Fund’s performance versus the Index as fixed income is not included in the Index and equity markets worldwide performed well during the period. In addition, the Fund’s cash position also detracted from Fund performance versus the Index.
Within the Fund’s equity allocations, overweights to non-U.S. equities relative to the Index, particularly emerging-market equities, contributed to Fund performance versus the Index. The Fund’s allocations to the Calvert International Responsible Index Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund were notable in this regard during the period.
Within the fixed-income component of the Fund, all the Fund’s underlying allocations delivered positive returns, notably the Fund’s allocations to Calvert Bond Fund and Calvert Absolute Return Bond Fund, but underperformed the Index.
Fund Performance - Calvert Aggressive Allocation Fund

Calvert Aggressive Allocation Fund (the Fund) returned 17.59% for Class A shares at NAV for the 12-month period ended September 30, 2017, underperforming its primary benchmark, the Russell 3000® Index, which returned 18.71%, and outperforming its blended composite benchmark, the Aggressive Allocation Composite Benchmark, which returned 17.16%. The Aggressive Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 64% Russell 3000® Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

Calvert Aggressive Allocation Fund is a “fund of funds.” It typically invests within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes of 70% to 100% equity, 0% to 30% fixed income, and 0% to 10% cash and money market instruments.
The Fund’s allocation to fixed income relative to the Index detracted from the Fund’s performance versus the Index as fixed income is not included in the Index and equity markets worldwide performed well during the period.
Within the Fund’s equity allocations, overweights to non-U.S. equities relative to the Index, particularly emerging-market equities, contributed positively to Fund performance versus the Index. The Fund’s allocations to the Calvert International Responsible Index Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund were notable in this regard during the period.
Within the fixed-income component of the Fund, the Fund’s underlying allocations delivered positive returns, notably the Fund’s allocation to Calvert Bond Fund, but underperformed the Index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 3

CALVERT CONSERVATIVE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, Vishal Khanduja, CFA and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	7.84%	5.80%	4.88%
Class A with 4.75% Maximum Sales Charge	—	—	2.73	4.78	4.37
Class C at NAV	04/29/2005	04/29/2005	7.04	4.85	3.75
Class C with 1% Maximum Sales Charge	—	—	6.04	4.85	3.75
Class I at NAV	05/20/2016	04/29/2005	8.22	5.91	4.94
Class Y at NAV	05/20/2016	04/29/2005	8.10	5.87	4.92

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	0.07%	2.06%	4.27%
Conservative Allocation Composite Benchmark	—	—	5.56	5.08	4.73

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.05%	1.84%	1.36%	5.37%
Net		1.00	1.75	0.65	0.75

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$14,456	N.A.
Class I	$250,000	9/30/2007	$405,019	N.A.
Class Y	$10,000	9/30/2007	$16,170	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

4 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT CONSERVATIVE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Fixed-Income Funds	65.9%
Domestic Equity Funds	22.4%
International and Global Equity Funds	11.7%
Options Purchased	0.0%	*
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 5

CALVERT MODERATE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, Vishal Khanduja, CFA and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	4/29/2005	12.86%	8.52%	4.67%
Class A with 4.75% Maximum Sales Charge	—	—	7.50	7.48	4.16
Class C at NAV	04/29/2005	4/29/2005	12.02	7.72	3.87
Class C with 1% Maximum Sales Charge	—	—	11.02	7.72	3.87
Class I at NAV	05/20/2016	4/29/2005	13.26	8.63	4.72
Class Y at NAV	05/20/2016	4/29/2005	13.12	8.60	4.70

Russell 3000® Index	—	—	18.71%	14.22%	7.56%
Moderate Allocation Composite Benchmark	—	—	12.20	8.82	5.54

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.11%	1.89%	0.71%	4.83%
Net		1.00	1.75	0.65	0.75

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$14,626	N.A.
Class I	$250,000	9/30/2007	$396,575	N.A.
Class Y	$10,000	9/30/2007	$15,838	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT MODERATE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Domestic Equity Funds	39.9%
Fixed-Income Funds	37.3%
International and Global Equity Funds	22.7%
Options Purchased	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 7

CALVERT AGGRESSIVE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, Vishal Khanduja, CFA and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	6/30/2005	6/30/2005	17.59%	11.09%	4.77%
Class A with 4.75% Maximum Sales Charge	—	—	12.03	10.01	4.26
Class C at NAV	6/30/2005	6/30/2005	16.72	9.98	3.55
Class C with 1% Maximum Sales Charge	—	—	15.72	9.98	3.55
Class I at NAV	5/20/2016	6/30/2005	18.02	11.20	4.81
Class Y at NAV	5/20/2016	6/30/2005	17.87	11.18	4.81

Russell 3000® Index	—	—	18.71%	14.22%	7.56%
Aggressive Allocation Composite Benchmark	—	—	17.16	11.44	5.91

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.15%	1.97%	0.95%	7.21%
Net		0.98	1.73	0.63	0.73

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$14,173	N.A.
Class I	$250,000	9/30/2007	$400,259	N.A.
Class Y	$10,000	9/30/2007	$15,999	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

8 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT AGGRESSIVE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Domestic Equity Funds	54.3%
International and Global Equity Funds	33.1%
Fixed-Income Funds	12.5%
Options Purchased	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 9

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock markets performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Conservative Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 22% Russell 3000® Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Bloomberg Barclays U.S. Aggregate Bond Index, and 10% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, and is rebalanced monthly. Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index is an unmanaged index of Treasury bills with a maturity of less than 3 months. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Investable Market Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada, with comprehensive coverage of securities in those markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. The Moderate Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, and is rebalanced monthly. The Aggressive Allocation Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 64% Russell 3000® Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class Y is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

10 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT CONSERVATIVE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,045.30	$2.26**	0.44%
Class C	$1,000.00	$1,041.20	$6.09**	1.19%
Class I	$1,000.00	$1,047.70	$0.46**	0.09%
Class Y	$1,000.00	$1,046.60	$0.97**	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.86	$2.23**	0.44%
Class C	$1,000.00	$1,019.10	$6.02**	1.19%
Class I	$1,000.00	$1,024.62	$0.46**	0.09%
Class Y	$1,000.00	$1,024.12	$0.96**	0.19%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 11

CALVERT MODERATE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,065.10	$2.28**	0.44%
Class C	$1,000.00	$1,061.20	$6.15**	1.19%
Class I	$1,000.00	$1,066.70	$0.47**	0.09%
Class Y	$1,000.00	$1,066.20	$0.98**	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.86	$2.23**	0.44%
Class C	$1,000.00	$1,019.10	$6.02**	1.19%
Class I	$1,000.00	$1,024.62	$0.46**	0.09%
Class Y	$1,000.00	$1,024.12	$0.96**	0.19%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

CALVERT AGGRESSIVE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,086.30	$2.25**	0.43%
Class C	$1,000.00	$1,082.30	$6.16**	1.18%
Class I	$1,000.00	$1,088.20	$0.42**	0.08%
Class Y	$1,000.00	$1,087.10	$0.94**	0.18%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.91	$2.18**	0.43%
Class C	$1,000.00	$1,019.15	$5.97**	1.18%
Class I	$1,000.00	$1,024.67	$0.41**	0.08%
Class Y	$1,000.00	$1,024.17	$0.91**	0.18%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

12 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
MUTUAL FUNDS (a) - 100.0%
Equity Mutual Funds - 34.1%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund (formerly, Calvert Small Cap Fund), Class I	70,175	1,930,527
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund (formerly, Calvert Developed Markets Ex-U.S. Responsible Index Fund), Class I	242,560	5,654,082
Calvert US Large-Cap Core Responsible Index Fund (formerly, Calvert U.S. Large Cap Core Responsible Index Fund), Class I	687,671	15,087,493
Calvert US Large-Cap Growth Responsible Index Fund (formerly, Calvert U.S. Large Cap Growth Responsible Index Fund), Class I	344,496	8,422,939
Calvert US Large-Cap Value Responsible Index Fund (formerly, Calvert U.S. Large Cap Value Responsible Index Fund), Class I	474,198	10,963,468
Calvert US Mid-Cap Core Responsible Index Fund (formerly, Calvert U.S. Mid Cap Core Responsible Index Fund), Class I	135,676	3,332,212
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class I	281,216	4,634,441
Calvert International Equity Fund, Class I	309,405	5,643,538
Calvert International Opportunities Fund, Class I	310,482	5,719,088
Calvert Mid-Cap Fund (formerly, Calvert Capital Accumulation Fund), Class I	48,815	1,889,145
		63,276,933

Fixed-Income Mutual Funds - 65.9%
Calvert Fund:
Calvert Long-Term Income Fund, Class I	321,477	5,500,476
Calvert Ultra-Short Duration Income Fund (formerly, Calvert Ultra-Short Income Fund), Class I	1,357,595	21,232,794
Calvert Management Series:
Calvert Absolute Return Bond Fund (formerly, Calvert Unconstrained Bond Fund), Class I	1,580,293	23,957,244
Calvert Social Investment Fund:
Calvert Bond Fund (formerly, Calvert Bond Portfolio), Class I	4,425,319	71,468,898
		122,159,412

Total Mutual Funds (Cost $175,496,267)		185,436,345

Total Purchased Options (Cost $18,359) - 0.1%		75,190

TOTAL INVESTMENTS (Cost $175,514,626) - 100.1%		185,511,535

Total Written Options (Premiums received $22,160) - (0.0)%(b)		(4,838)

Other assets and liabilities, net - (0.1%)		(141,067)
NET ASSETS - 100.0%		185,365,630

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 13

CALL OPTIONS PURCHASED - 0.1%
EXCHANGE-TRADED OPTIONS - 0.1%
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
E-mini Russell 2000 Index Futures 12/17	14	$1,045,030	$1,450	12/15/17	$46,060
E-mini Russell 2000 Index Futures 12/17	6	447,870	1,470	12/15/17	15,540
E-mini Russell 2000 Index Futures 12/17	6	447,870	1,480	12/15/17	13,590
Total					$75,190

PUT OPTIONS WRITTEN - (0.0)% (b)
EXCHANGE-TRADED OPTIONS - (0.0)% (b)
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
E-mini Russell 2000 Index Futures 12/17	(23)	($1,716,835)	$1,250	12/15/17	($3,508)
E-mini Russell 2000 Index Futures 12/17	(7)	(522,515)	1,275	12/15/17	(1,330)
Total					($4,838)

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Ultra-Long Treasury Bond	20	12/17	$3,302,500	($65,252)
Short:
E-mini Russell 2000 Index	(13)	12/17	($970,385)	($50,153)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
(b) Amount is less than (0.05)%.
See notes to financial statements.

14 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
MUTUAL FUNDS (a) - 99.9%
Equity Mutual Funds - 62.6%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund (formerly, Calvert Small Cap Fund), Class I	151,220	4,160,058
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund (formerly, Calvert Developed Markets Ex-U.S. Responsible Index Fund), Class I	580,769	13,537,737
Calvert US Large-Cap Core Responsible Index Fund (formerly, Calvert U.S. Large Cap Core Responsible Index Fund), Class I	2,037,548	44,703,796
Calvert US Large-Cap Growth Responsible Index Fund (formerly, Calvert U.S. Large Cap Growth Responsible Index Fund), Class I	769,928	18,824,740
Calvert US Large-Cap Value Responsible Index Fund (formerly, Calvert U.S. Large Cap Value Responsible Index Fund), Class I	1,125,626	26,024,478
Calvert US Mid-Cap Core Responsible Index Fund (formerly, Calvert U.S. Mid Cap Core Responsible Index Fund), Class I	388,681	9,546,004
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class I	565,098	9,312,818
Calvert International Equity Fund, Class I	1,185,299	21,619,858
Calvert International Opportunities Fund, Class I	892,071	16,431,947
Calvert Mid-Cap Fund (formerly, Calvert Capital Accumulation Fund), Class I	105,191	4,070,891
		168,232,327

Fixed-Income Mutual Funds - 37.3%
Calvert Fund:
Calvert Ultra-Short Duration Income Fund (formerly, Calvert Ultra-Short Income Fund), Class I	1,438,790	22,502,681
Calvert Management Series:
Calvert Absolute Return Bond Fund (formerly, Calvert Unconstrained Bond Fund), Class I	2,008,287	30,445,625
Calvert Social Investment Fund:
Calvert Bond Fund (formerly, Calvert Bond Portfolio), Class I	2,934,178	47,386,979
		100,335,285

Total Mutual Funds (Cost $244,451,784)		268,567,612

Total Purchased Options (Cost $38,387) - 0.1%		153,190

TOTAL INVESTMENTS (Cost $244,490,171) - 100.0%		268,720,802

Total Written Options (Premiums received $46,037) - (0.0)%(b)		(10,700)

Other assets and liabilities, net - (0.0%) (b)		(37,521)
NET ASSETS - 100.0%		268,672,581

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 15

CALL OPTIONS PURCHASED - 0.1%
EXCHANGE-TRADED OPTIONS - 0.1%
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
E-mini Russell 2000 Index Futures 12/17	20	$1,492,900	$1,450	12/15/17	$65,800
E-mini Russell 2000 Index Futures 12/17	18	1,343,610	1,470	12/15/17	46,620
E-mini Russell 2000 Index Futures 12/17	18	1,343,610	1,480	12/15/17	40,770
Total					$153,190

PUT OPTIONS WRITTEN - (0.0)% (b)
EXCHANGE-TRADED OPTIONS - (0.0)% (b)
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
E-mini Russell 2000 Index Futures 12/17	(44)	($3,284,380)	$1,250	12/15/17	($6,710)
E-mini Russell 2000 Index Futures 12/17	(21)	(1,567,545)	1,275	12/15/17	(3,990)
Total					($10,700)

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini S&P 500 Index	12	12/17	$1,509,660	$18,115
U.S. Ultra-Long Treasury Bond	27	12/17	4,458,375	(88,090)
Total Long				($69,975)
Short:
E-mini Russell 2000 Index	(19)	12/17	($1,418,255)	($73,300)
U.S. 5-Year Treasury Note	(105)	12/17	(12,337,500)	96,589
Total Short				$23,289

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
(b) Amount is less than (0.05)%.
See notes to financial statements.

16 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
MUTUAL FUNDS (a) - 100.0%

Equity Mutual Funds - 87.5%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund (formerly, Calvert Small Cap Fund), Class I	154,350	4,246,173
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund (formerly, Calvert Developed Markets Ex-U.S. Responsible Index Fund), Class I	340,817	7,944,455
Calvert US Large-Cap Core Responsible Index Fund (formerly, Calvert U.S. Large Cap Core Responsible Index Fund), Class I	1,496,712	32,837,852
Calvert US Large-Cap Growth Responsible Index Fund (formerly, Calvert U.S. Large Cap Growth Responsible Index Fund), Class I	505,201	12,352,168
Calvert US Large-Cap Value Responsible Index Fund (formerly, Calvert U.S. Large Cap Value Responsible Index Fund), Class I	755,929	17,477,081
Calvert US Mid-Cap Core Responsible Index Fund (formerly, Calvert U.S. Mid Cap Core Responsible Index Fund), Class I	156,311	3,839,003
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class I	536,025	8,833,697
Calvert International Equity Fund, Class I	926,169	16,893,328
Calvert International Opportunities Fund, Class I	644,874	11,878,582
Calvert Mid-Cap Fund (formerly, Calvert Capital Accumulation Fund), Class I	107,365	4,155,044
		120,457,383

Fixed-Income Mutual Funds - 12.5%
Calvert Management Series:
Calvert Absolute Return Bond Fund (formerly, Calvert Unconstrained Bond Fund), Class I	267,360	4,053,181
Calvert Social Investment Fund:
Calvert Bond Fund (formerly, Calvert Bond Portfolio), Class I	814,675	13,157,009
		17,210,190

Total Mutual Funds (Cost $121,965,445)		137,667,573

Total Purchased Options (Cost $25,642) - 0.1%		100,870

TOTAL INVESTMENTS (Cost $121,991,087) - 100.1%		137,768,443

Total Written Options (Premiums received $29,741) - (0.0)%(b)		(7,158)

Other assets and liabilities, net - (0.1%)		(81,172)
NET ASSETS - 100.0%		137,680,113

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 17

CALL OPTIONS PURCHASED - 0.1%
EXCHANGE-TRADED OPTIONS - 0.1%
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
E-mini Russell 2000 Index Futures 12/17	10	$746,450	$1,450	12/15/17	$32,900
E-mini Russell 2000 Index Futures 12/17	14	1,045,030	1,470	12/15/17	36,260
E-mini Russell 2000 Index Futures 12/17	14	1,045,030	1,480	12/15/17	31,710
Total					$100,870

PUT OPTIONS WRITTEN - (0.0)% (b)
EXCHANGE-TRADED OPTIONS - (0.0)% (b)
DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE
E-mini Russell 2000 Index Futures 12/17	(27)	($2,015,415)	$1,250	12/15/17	($4,118)
E-mini Russell 2000 Index Futures 12/17	(16)	(1,194,320)	1,275	12/15/17	(3,040)
Total					($7,158)

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-mini S&P 500 Index	14	12/17	$1,761,270	$21,134
Short:
E-mini Russell 2000 Index	(23)	12/17	($1,716,835)	($88,731)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
(b) Amount is less than (0.05)%.
See notes to financial statements.

18 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $18,359)	$75,190
Investments in securities of affiliated issuers, at value (identified cost $175,496,267)	185,436,345
Receivable for variation margin on open futures contracts	7,930
Cash	718
Receivable for investments sold	186,571
Receivable for capital shares sold	104,512
Deposits at broker for futures contracts	18,147
Trustees' deferred compensation plan	98,127
Total assets	185,927,540

LIABILITIES
Written options outstanding, at value (premiums received, $22,160)	4,838
Payable for capital shares redeemed	294,161
Payable to affiliates:
Distribution and service fees	55,923
Sub-transfer agency fee	1,866
Trustees' deferred compensation plan	98,127
Other	14,899
Accrued expenses	92,096
Total liabilities	561,910
NET ASSETS	$185,365,630

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$173,729,406
Accumulated undistributed net realized gain	1,737,398
Net unrealized appreciation (depreciation)	9,898,826
Total	$185,365,630

NET ASSET VALUE PER SHARE
Class A (based on net assets of $138,512,060 and 8,030,407 shares outstanding)	$17.25
Class C (based on net assets of $33,661,281 and 1,973,519 shares outstanding)	$17.06
Class I (based on net assets of $3,051,723 and 177,089 shares outstanding)	$17.23
Class Y (based on net assets of $10,140,566 and 588,464 shares outstanding)	$17.23

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$18.11
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 19

CALVERT MODERATE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $38,387)	$153,190
Investments in securities of affiliated issuers, at value (identified cost $244,451,784)	268,567,612
Receivable for variation margin on open futures contracts	32,950
Receivable for investments sold	1,574,057
Receivable for capital shares sold	324,012
Trustees' deferred compensation plan	154,487
Total assets	270,806,308

LIABILITIES
Written options outstanding, at value (premiums received, $46,037)	10,700
Due to custodian	150
Payable for investments purchased	1,339,678
Payable for capital shares redeemed	394,864
Payable to affiliates:
Distribution and service fees	78,186
Sub-transfer agency fee	4,007
Trustees' deferred compensation plan	154,487
Other	11,366
Accrued expenses	140,289
Total liabilities	2,133,727
NET ASSETS	$268,672,581

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$240,080,710
Accumulated undistributed net realized gain	4,372,589
Net unrealized appreciation (depreciation)	24,219,282
Total	$268,672,581

NET ASSET VALUE PER SHARE
Class A (based on net assets of $213,343,471 and 11,044,347 shares outstanding)	$19.32
Class C (based on net assets of $42,528,901 and 2,315,188 shares outstanding)	$18.37
Class I (based on net assets of $9,124,343 and 471,325 shares outstanding)	$19.36
Class Y (based on net assets of $3,675,866 and 190,040 shares outstanding)	$19.34

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$20.28
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

20 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $25,642)	$100,870
Investments in securities of affiliated issuers, at value (identified cost $121,965,445)	137,667,573
Receivable for variation margin on open futures contracts	5,535
Receivable for investments sold	26,942
Receivable for capital shares sold	54,003
Receivable from affiliates	24,519
Trustees' deferred compensation plan	75,155
Total assets	137,954,597

LIABILITIES
Written options outstanding, at value (premiums received, $29,741)	7,158
Due to custodian	150
Payable for capital shares redeemed	55,186
Payable to affiliates:
Distribution and service fees	38,350
Sub-transfer agency fee	2,960
Trustees' deferred compensation plan	75,155
Accrued expenses	95,525
Total liabilities	274,484
NET ASSETS	$137,680,113

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$120,009,498
Accumulated distributions in excess of net investment income	(199,027)
Accumulated undistributed net realized gain	2,137,300
Net unrealized appreciation (depreciation)	15,732,342
Total	$137,680,113

NET ASSET VALUE PER SHARE
Class A (based on net assets of $116,679,899 and 5,756,760 shares outstanding)	$20.27
Class C (based on net assets of $18,044,503 and 1,031,190 shares outstanding)	$17.50
Class I (based on net assets of $1,789,618 and 87,963 shares outstanding)	$20.35
Class Y (based on net assets of $1,166,093 and 57,319 shares outstanding)	$20.34

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$21.28
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 21

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Dividend income - affiliated issuers	$3,797,354	$4,953,361	$2,133,071
Total investment income	3,797,354	4,953,361	2,133,071

EXPENSES
Administrative fee	49,487	73,559	36,382
Distribution and service fees:
Class A	326,284	509,157	267,776
Class C	337,694	419,708	175,736
Trustees' fees and expenses	12,660	18,562	9,533
Custodian fees	33,543	32,583	29,724
Transfer agency fees and expenses:
Class A	138,650	252,567	186,033
Class C	39,694	57,567	31,663
Class I	2,090	2,976	1,947
Class Y	5,041	3,329	2,178
Accounting fees	25,477	25,477	25,477
Professional fees	31,162	34,560	28,971
Registration fees:
Class A	20,623	20,557	19,996
Class C	15,554	15,515	15,293
Class I	28,875	29,004	28,258
Class Y	28,366	28,346	28,235
Reports to shareholders	17,977	25,672	18,784
Miscellaneous	63,701	91,064	48,500
Total expenses	1,176,878	1,640,203	954,486
Waiver and/or reimbursement of expenses by affiliates	(185,177)	(231,503)	(282,250)
Reimbursement of expenses-other	(2,109)	(3,053)	(1,525)
Net expenses	989,592	1,405,647	670,711
Net investment income (loss)	2,807,762	3,547,714	1,462,360

22 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Net realized gain (loss) on:
Investment securities - affiliated issuers	3,293,831	10,277,821	6,607,967
Futures contracts	(939,683)	(1,538,710)	(510,783)
Capital gain distributions from affiliated issuers	867,807	1,756,763	944,572
	3,221,955	10,495,874	7,041,756

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	56,831	114,803	75,228
Investment securities - affiliated issuers	6,498,670	15,979,603	11,885,956
Futures contracts	185,827	353,369	59,500
Written options	17,322	35,337	22,583
	6,758,650	16,483,112	12,043,267

Net realized and unrealized gain (loss)	9,980,605	26,978,986	19,085,023

Net increase (decrease) in net assets resulting from operations	$12,788,367	$30,526,700	$20,547,383

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 23

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$2,807,762	$2,707,358
Net realized gain (loss)	3,221,955	2,383,955
Net change in unrealized appreciation (depreciation)	6,758,650	3,092,469
Net increase (decrease) in net assets resulting from operations	12,788,367	8,183,782

Distributions to shareholders from:
Net investment income:
Class A shares	(2,595,975)	(2,343,775)
Class C shares	(376,473)	(349,630)
Class I shares	(71,237)	(8,405)(a)
Class Y shares	(82,688)	(1,983)(a)
Net realized gain:
Class A shares	(1,237,445)	(4,753,391)
Class C shares	(332,089)	(1,254,611)
Class I shares	(27,300)	—
Class Y shares	(4,486)	—
Total distributions to shareholders	(4,727,693)	(8,711,795)

Capital share transactions:
Class A shares	1,005,058	19,139,718
Class C shares	(2,258,930)	4,514,555
Class I shares	1,908,797	1,008,405(a)
Class Y shares	9,302,127	401,012(a)
Net increase (decrease) in net assets from capital share transactions	9,957,052	25,063,690

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,017,726	24,535,677

NET ASSETS
Beginning of year	167,347,904	142,812,227
End of year (including accumulated undistributed net investment income of $0 and $19,815, respectively)	$185,365,630	$167,347,904

(a) From May 20, 2016 inception.
See notes to financial statements.

24 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$3,547,714	$3,103,263
Net realized gain (loss)	10,495,874	20,987,389
Net change in unrealized appreciation (depreciation)	16,483,112	(7,845,912)
Net increase (decrease) in net assets resulting from operations	30,526,700	16,244,740

Distributions to shareholders from:
Net investment income:
Class A shares	(3,141,842)	(2,749,340)
Class C shares	(618,696)	(346,300)
Class I shares	(153,565)	(4,593)(a)
Class Y shares	(10,236)	(963)(a)
Net realized gain:
Class A shares	(5,330,677)	(20,286,828)
Class C shares	(1,136,894)	(4,514,786)
Class I shares	(37,924)	—
Class Y shares	(13,880)	—
Total distributions to shareholders	(10,443,714)	(27,902,810)

Capital share transactions:
Class A shares	(6,697,207)	23,983,085
Class C shares	(3,154,544)	4,393,689
Class I shares	7,345,917	1,004,593(a)
Class Y shares	3,047,895	391,781(a)
Net increase (decrease) in net assets from capital share transactions	542,061	29,773,148

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,625,047	18,115,078

NET ASSETS
Beginning of year	248,047,534	229,932,456
End of year (including accumulated undistributed net investment income of $0 and $17,879, respectively)	$268,672,581	$248,047,534

(a) From May 20, 2016 inception.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 25

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$1,462,360	$1,131,553
Net realized gain (loss)	7,041,756	12,398,452
Net change in unrealized appreciation (depreciation)	12,043,267	(4,579,076)
Net increase (decrease) in net assets resulting from operations	20,547,383	8,950,929

Distributions to shareholders from:
Net investment income:
Class A shares	(1,378,048)	(874,747)
Class C shares	(237,027)	—
Class I shares	(49,157)	—
Class Y shares	(3,184)	—
Net realized gain:
Class A shares	(3,743,184)	(12,520,504)
Class C shares	(722,048)	(2,394,715)
Class I shares	(57,908)	—
Class Y shares	(6,081)	—
Total distributions to shareholders	(6,196,637)	(15,789,966)

Capital share transactions:
Class A shares	863,061	15,298,589
Class C shares	(1,286,071)	2,391,932
Class I shares	510,957	1,000,000(a)
Class Y shares	936,730	125,251(a)
Net increase (decrease) in net assets from capital share transactions	1,024,677	18,815,772

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,375,423	11,976,735

NET ASSETS
Beginning of year	122,304,690	110,327,955
End of year (including accumulated distributions in excess of net investment income of $199,027 and $88,905, respectively)	$137,680,113	$122,304,690

(a) From May 20, 2016 inception.
See notes to financial statements.

26 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017(a)	2016(a)	2015(a)	2014	2013(a)
Net asset value, beginning	$16.48	$16.59	$17.22	$16.88	$16.45
Income from investment operations:
Net investment income	0.30	0.31	0.30	0.29	0.38
Net realized and unrealized gain (loss)	0.96	0.55	0.05	0.83	0.74
Total from investment operations	1.26	0.86	0.35	1.12	1.12
Distributions from:
Net investment income	(0.33)	(0.30)	(0.29)	(0.29)	(0.39)
Net realized gain	(0.16)	(0.67)	(0.69)	(0.49)	(0.30)
Total distributions	(0.49)	(0.97)	(0.98)	(0.78)	(0.69)
Total increase (decrease) in net asset value	0.77	(0.11)	(0.63)	0.34	0.43
Net asset value, ending	$17.25	$16.48	$16.59	$17.22	$16.88
Total return (b)	7.84%	5.42%	2.01%	6.78%	7.07%
Ratios to average net assets: (c)
Total expenses (d)	0.51%	0.67%	0.69%	0.68%	0.68%
Net expenses (d)	0.44%	0.44%	0.44%	0.44%	0.44%
Net investment income	1.77%	1.90%	1.76%	1.71%	2.31%
Portfolio turnover	46%	61%	8%	17%	31%
Net assets, ending (in thousands)	$138,512	$131,576	$112,881	$92,150	$73,305

(a) Net investment income is calculated using the Average Shares Method.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the expenses of the Underlying Funds.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 27

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017(a)	2016(a)	2015(a)	2014	2013(a)
Net asset value, beginning	$16.28	$16.40	$17.06	$16.74	$16.32
Income from investment operations:
Net investment income	0.17	0.17	0.13	0.13	0.21
Net realized and unrealized gain (loss)	0.96	0.55	0.06	0.81	0.74
Total from investment operations	1.13	0.72	0.19	0.94	0.95
Distributions from:
Net investment income	(0.19)	(0.17)	(0.16)	(0.13)	(0.23)
Net realized gain	(0.16)	(0.67)	(0.69)	(0.49)	(0.30)
Total distributions	(0.35)	(0.84)	(0.85)	(0.62)	(0.53)
Total increase (decrease) in net asset value	0.78	(0.12)	(0.66)	0.32	0.42
Net asset value, ending	$17.06	$16.28	$16.40	$17.06	$16.74
Total return (b)	7.04%	4.57%	1.03%	5.71%	6.02%
Ratios to average net assets: (c)
Total expenses (d)	1.30%	1.46%	1.44%	1.40%	1.44%
Net expenses (d)	1.19%	1.27%	1.44%	1.40%	1.44%
Net investment income	1.03%	1.07%	0.76%	0.73%	1.30%
Portfolio turnover	46%	61%	8%	17%	31%
Net assets, ending (in thousands)	$33,661	$34,334	$29,932	$25,263	$20,675

(a) Net investment income is calculated using the Average Shares Method.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the expenses of the Underlying Funds.
See notes to financial statements.

28 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS I SHARES	2017	2016(b)
Net asset value, beginning	$16.48	$16.07
Income from investment operations:
Net investment income(a)	0.40	0.11
Net realized and unrealized gain (loss)	0.91	0.43
Total from investment operations	1.31	0.54
Distributions from:
Net investment income	(0.40)	(0.13)
Net realized gain	(0.16)	—
Total distributions	(0.56)	(0.13)
Total increase (decrease) in net asset value	0.75	0.41
Net asset value, ending	$17.23	$16.48
Total return (c)	8.22%	3.40%
Ratios to average net assets: (d)
Total expenses (e)	1.43%	0.97%	(f)
Net expenses (e)	0.09%	0.09%	(f)
Net investment income	2.37%	1.93%	(f)
Portfolio turnover	46%	61%	(g)
Net assets, ending (in thousands)	$3,052	$1,034

(a) Computed using average shares outstanding.
(b) From May 20, 2016 inception.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the expenses of the Underlying Funds.
(f) Annualized.
(g) For the year ended September 30, 2016.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 29

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS Y SHARES	2017	2016(b)
Net asset value, beginning	$16.47	$16.07
Income from investment operations:
Net investment income(a)	0.26	0.12
Net realized and unrealized gain (loss)	1.04	0.41
Total from investment operations	1.30	0.53
Distributions from:
Net investment income	(0.38)	(0.13)
Net realized gain	(0.16)	—
Total distributions	(0.54)	(0.13)
Total increase (decrease) in net asset value	0.76	0.40
Net asset value, ending	$17.23	$16.47
Total return (c)	8.10%	3.32%
Ratios to average net assets: (d)
Total expenses (e)	0.66%	4.98%	(f)
Net expenses (e)	0.19%	0.19%	(f)
Net investment income	1.56%	2.16%	(f)
Portfolio turnover	46%	61%	(g)
Net assets, ending (in thousands)	$10,141	$404

(a) Computed using average shares outstanding.
(b) From May 20, 2016 inception.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the expenses of the Underlying Funds.
(f) Annualized.
(g) For the year ended September 30, 2016.
See notes to financial statements.

30 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017(a)	2016(a)	2015(a)	2014	2013
Net asset value, beginning	$17.86	$18.84	$19.80	$19.04	$16.89
Income from investment operations:
Net investment income	0.28	0.25	0.23	0.20	0.20
Net realized and unrealized gain (loss)	1.93	1.00	(0.04)	1.34	2.14
Total from investment operations	2.21	1.25	0.19	1.54	2.34
Distributions from:
Net investment income	(0.28)	(0.24)	(0.21)	(0.19)	(0.19)
Net realized gain	(0.47)	(1.99)	(0.94)	(0.59)	—
Total distributions	(0.75)	(2.23)	(1.15)	(0.78)	(0.19)
Total increase (decrease) in net asset value	1.46	(0.98)	(0.96)	0.76	2.15
Net asset value, ending	$19.32	$17.86	$18.84	$19.80	$19.04
Total return (b)	12.86%	7.16%	0.86%	8.27%	14.02%
Ratios to average net assets: (c)
Total expenses (d)	0.50%	0.73%	0.67%	0.64%	0.69%
Net expenses (d)	0.44%	0.56%	0.67%	0.64%	0.69%
Net investment income	1.52%	1.43%	1.14%	1.01%	1.12%
Portfolio turnover	45%	61%	8%	10%	27%
Net assets, ending (in thousands)	$213,343	$203,907	$189,372	$172,244	$143,215

(a) Net investment income is calculated using the Average Shares Method.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the expenses of the Underlying Funds.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 31

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017(a)	2016(a)	2015(a)	2014	2013
Net asset value, beginning	$17.11	$18.16	$19.19	$18.55	$16.52
Income from investment operations:
Net investment income	0.14	0.11	0.07	0.09	0.09
Net realized and unrealized gain (loss)	1.84	0.97	(0.02)	1.26	2.08
Total from investment operations	1.98	1.08	0.05	1.35	2.17
Distributions from:
Net investment income	(0.25)	(0.14)	(0.14)	(0.12)	(0.14)
Net realized gain	(0.47)	(1.99)	(0.94)	(0.59)	—
Total distributions	(0.72)	(2.13)	(1.08)	(0.71)	(0.14)
Total increase (decrease) in net asset value	1.26	(1.05)	(1.03)	0.64	2.03
Net asset value, ending	$18.37	$17.11	$18.16	$19.19	$18.55
Total return (b)	12.02%	6.37%	0.09%	7.44%	13.21%
Ratios to average net assets: (c)
Total expenses (d)	1.29%	1.51%	1.42%	1.38%	1.42%
Net expenses (d)	1.19%	1.32%	1.42%	1.38%	1.42%
Net investment income	0.77%	0.68%	0.37%	0.28%	0.38%
Portfolio turnover	45%	61%	8%	10%	27%
Net assets, ending (in thousands)	$42,529	$42,695	$40,560	$37,326	$31,242

(a) Net investment income is calculated using the Average Shares Method.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the expenses of the Underlying Funds.
See notes to financial statements.

32 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS I SHARES	2017	2016(b)
Net asset value, beginning	$17.85	$17.10
Income from investment operations:
Net investment income(a)	0.26	0.07
Net realized and unrealized gain (loss)	2.02	0.76
Total from investment operations	2.28	0.83
Distributions from:
Net investment income	(0.30)	(0.08)
Net realized gain	(0.47)	—
Total distributions	(0.77)	(0.08)
Total increase (decrease) in net asset value	1.51	0.75
Net asset value, ending	$19.36	$17.85
Total return (c)	13.26%	4.86%
Ratios to average net assets: (d)
Total expenses (e)	0.55%	0.54%	(f)
Net expenses (e)	0.09%	0.09%	(f)
Net investment income	1.43%	1.06%	(f)
Portfolio turnover	45%	61%	(g)
Net assets, ending (in thousands)	$9,124	$1,049

(a) Computed using average shares outstanding.
(b) From May 20, 2016 inception.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the expenses of the Underlying Funds.
(f) Annualized.
(g) For the year ended September 30, 2016.
See notes to financial statements.

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CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS Y SHARES	2017	2016(b)
Net asset value, beginning	$17.85	$17.10
Income from investment operations:
Net investment income(a)	0.20	0.06
Net realized and unrealized gain (loss)	2.05	0.76
Total from investment operations	2.25	0.82
Distributions from:
Net investment income	(0.29)	(0.07)
Net realized gain	(0.47)	—
Total distributions	(0.76)	(0.07)
Total increase (decrease) in net asset value	1.49	0.75
Net asset value, ending	$19.34	$17.85
Total return (c)	13.12%	4.83%
Ratios to average net assets: (d)
Total expenses (e)	1.68%	4.44%	(f)
Net expenses (e)	0.19%	0.19%	(f)
Net investment income	1.05%	0.99%	(f)
Portfolio turnover	45%	61%	(g)
Net assets, ending (in thousands)	$3,676	$397

(a) Computed using average shares outstanding.
(b) From May 20, 2016 inception.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the expenses of the Underlying Funds.
(f) Annualized.
(g) For the year ended September 30, 2016.
See notes to financial statements.

34 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017(a)	2016(a)	2015(a)	2014(a)	2013
Net asset value, beginning	$18.12	$19.32	$20.68	$19.38	$16.15
Income from investment operations:
Net investment income	0.23	0.19	0.21	0.18	0.11
Net realized and unrealized gain (loss)	2.82	1.25	(0.08)	1.70	3.23
Total from investment operations	3.05	1.44	0.13	1.88	3.34
Distributions from:
Net investment income	(0.23)	(0.15)	(0.21)	(0.18)	(0.11)
Net realized gain	(0.67)	(2.49)	(1.28)	(0.40)	—
Total distributions	(0.90)	(2.64)	(1.49)	(0.58)	(0.11)
Total increase (decrease) in net asset value	2.15	(1.20)	(1.36)	1.30	3.23
Net asset value, ending	$20.27	$18.12	$19.32	$20.68	$19.38
Total return (b)	17.59%	8.03%	0.41%	9.85%	20.82%
Ratios to average net assets: (c)
Total expenses (d)	0.60%	0.78%	0.77%	0.76%	0.81%
Net expenses (d)	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income	1.24%	1.10%	1.04%	0.88%	0.62%
Portfolio turnover	55%	62%	10%	15%	31%
Net assets, ending (in thousands)	$116,680	$103,539	$93,928	$83,009	$72,318

(a) Net investment income is calculated using the Average Shares Method.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the expenses of the Underlying Funds.
See notes to financial statements.

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CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017(a)	2016(a)	2015(a)	2014(a)	2013
Net asset value, beginning	$15.85	$17.21	$18.71	$17.71	$14.89
Income from investment operations:
Net investment income (loss)	0.08	0.03	(0.01)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	2.45	1.10	(0.07)	1.58	2.93
Total from investment operations	2.53	1.13	(0.08)	1.52	2.88
Distributions from:
Net investment income	(0.21)	—	(0.14)	(0.12)	(0.06)
Net realized gain	(0.67)	(2.49)	(1.28)	(0.40)	—
Total distributions	(0.88)	(2.49)	(1.42)	(0.52)	(0.06)
Total increase (decrease) in net asset value	1.65	(1.36)	(1.50)	1.00	2.82
Net asset value, ending	$17.50	$15.85	$17.21	$18.71	$17.71
Total return (b)	16.72%	7.06%	(0.72%)	8.66%	19.39%
Ratios to average net assets: (c)
Total expenses (d)	1.42%	1.60%	1.55%	1.53%	1.63%
Net expenses (d)	1.18%	1.31%	1.55%	1.53%	1.63%
Net investment income (loss)	0.52%	0.20%	(0.05%)	(0.30%)	(0.61%)
Portfolio turnover	55%	62%	10%	15%	31%
Net assets, ending (in thousands)	$18,045	$17,578	$16,400	$14,557	$11,234

(a) Net investment income is calculated using the Average Shares Method.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the expenses of the Underlying Funds.
See notes to financial statements.

36 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS I SHARES	2017	2016(b)
Net asset value, beginning	$18.14	$17.17
Income from investment operations:
Net investment income(a)	0.36	0.01
Net realized and unrealized gain (loss)	2.77	0.96
Total from investment operations	3.13	0.97
Distributions from:
Net investment income	(0.25)	—
Net realized gain	(0.67)	—
Total distributions	(0.92)	—
Total increase (decrease) in net asset value	2.21	0.97
Net asset value, ending	$20.35	$18.14
Total return (c)	18.02%	5.65%
Ratios to average net assets: (d)
Total expenses (e)	1.76%	0.57%	(f)
Net expenses (e)	0.08%	0.08%	(f)
Net investment income	1.91%	0.19%	(f)
Portfolio turnover	55%	62%	(g)
Net assets, ending (in thousands)	$1,790	$1,056

(a) Computed using average shares outstanding.
(b) From May 20, 2016 inception.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the expenses of the Underlying Funds.
(f) Annualized.
(g) For the year ended September 30, 2016.
See notes to financial statements.

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CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS Y SHARES	2017	2016(b)
Net asset value, beginning	$18.15	$17.17
Income from investment operations:
Net investment income(a)	0.12	0.01
Net realized and unrealized gain (loss)	2.99	0.97
Total from investment operations	3.11	0.98
Distributions from:
Net investment income	(0.25)	—
Net realized gain	(0.67)	—
Total distributions	(0.92)	—
Total increase (decrease) in net asset value	2.19	0.98
Net asset value, ending	$20.34	$18.15
Total return (c)	17.87%	5.71%
Ratios to average net assets: (d)
Total expenses (e)	4.91%	6.83%	(f)
Net expenses (e)	0.18%	0.18%	(f)
Net investment income	0.62%	0.09%	(f)
Portfolio turnover	55%	62%	(g)
Net assets, ending (in thousands)	$1,166	$131

(a) Computed using average shares outstanding.
(b) From May 20, 2016 inception.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the expenses of the Underlying Funds.
(f) Annualized.
(g) For the year ended September 30, 2016.
See notes to financial statements.

38 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Social Investment Fund (the “Trust”) was organized as a Massachusetts business trust on December 14, 1981, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest, without par value. Such shares may be issued in a number of different series and classes. The Trust operates six (6) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Conservative Allocation Fund (“Conservative”), Calvert Moderate Allocation Fund (“Moderate”) and Calvert Aggressive Allocation Fund (“Aggressive”), each a “Fund” and collectively, the “Funds”.
Each Fund is diversified. The investment objective of Conservative is to seek current income and capital appreciation, consistent with the preservation of capital. The investment objective of Moderate is to seek long-term capital appreciation and growth of income, with current income a secondary objective. The investment objective of Aggressive is to seek long-term capital appreciation. The Funds invest in a combination of other Calvert equity and fixed-income funds (the “Underlying Funds”).
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the “Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Funds to the Funds’ investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Funds’ investments by major category are as follows:

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Securities. Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and polices of the Underlying Funds are included in their financial statements, which are available upon request.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2017, based on the inputs used to value them:

CONSERVATIVE

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$185,436,345	$—	$—	$185,436,345
TOTAL	$185,436,345	$—	$—	$185,436,345

DERIVATIVE INSTRUMENTS - ASSETS
Options Purchased	$75,190	$—	$—	$75,190

DERIVATIVE INSTRUMENTS - LIABILITIES
Futures Contracts*	($115,405)	$—	$—	($115,405)
Options Written	(4,838)	—	—	(4,838)
TOTAL	($120,243)	$—	$—	($120,243)

* The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.

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MODERATE

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$268,567,612	$—	$—	$268,567,612
TOTAL	$268,567,612	$—	$—	$268,567,612

DERIVATIVE INSTRUMENTS - ASSETS
Futures Contracts*	$114,704	$—	$—	$114,704
Options Purchased	153,190	—	—	153,190
TOTAL	$267,894	$—	$—	$267,894

DERIVATIVE INSTRUMENTS - LIABILITIES
Futures Contracts*	($161,390)	$—	$—	($161,390)
Options Written	(10,700)	—	—	(10,700)
TOTAL	($172,090)	$—	$—	($172,090)

* The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.

AGGRESSIVE

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$137,667,573	$—	$—	$137,667,573
TOTAL	$137,667,573	$—	$—	$137,667,573

DERIVATIVE INSTRUMENTS - ASSETS
Futures Contracts*	$21,134	$—	$—	$21,134
Options Purchased	100,870	—	—	100,870
TOTAL	$122,004	$—	$—	$122,004

DERIVATIVE INSTRUMENTS - LIABILITIES
Futures Contracts*	($88,731)	$—	$—	($88,731)
Options Written	(7,158)	—	—	(7,158)
TOTAL	($95,889)	$—	$—	($95,889)

* The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Futures Contracts: The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures

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contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
Options Contracts: Upon the purchase of a call or put option, the premium paid by a Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with a Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which a Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by a Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, a Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. A Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are declared and paid quarterly for Conservative and Moderate and annually for Aggressive. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

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NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Funds following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Funds and CRM (the "Transaction").
The Funds do not pay advisory fees to CRM for performing investment advisory services. CRM, however, receives advisory fees for managing the Underlying Funds. Prior to December 31, 2016, CIM provided advisory services to the Funds, but received no compensation. CIM, however, received advisory fees for managing the Underlying Funds.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses) for Conservative, Moderate and Aggressive exceed 0.44%, 0.44% and 0.43%, respectively, for Class A shares; 1.19%, 1.19% and 1.18%, respectively, for Class C shares; 0.09%, 0.09% and 0.08%, respectively, for Class I shares and 0.19%, 0.19% and 0.18%, respectively, for Class Y shares of such class’ average daily net assets. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $88,202, $87,397 and $177,535 of Conservative, Moderate and Aggressive, respectively, and CIM waived or reimbursed expenses of $96,975, $144,106 and $104,715 of Conservative, Moderate and Aggressive, respectively.
CRM serves as the administrator of the Funds, but receives no compensation. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Funds at an annual rate of 0.12% of the Funds’ average daily net assets, payable monthly. For the period from October 1, 2016 through December 30, 2016, CIAS was paid administrative fees of $49,487, $73,559 and $36,382 for Conservative, Moderate and Aggressive, respectively.
The Funds adopted new distribution plans for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and became effective as of December 31, 2016 or shortly thereafter upon approval by the shareholders of the respective class. Pursuant to the Class A Plan and Class C Plan, each Fund pays a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Funds, as well as for personal and/or account maintenance services provided. Pursuant to the Funds’ former distribution plans for Class A shares and Class C shares, each Fund was permitted to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.35% for Class A and 1.00% for Class C of each Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter. Prior to December 31, 2016, the fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Funds’ former distributor and principal underwriter. Distribution and service fees for Conservative, Moderate and Aggressive paid or accrued for the year ended September 30, 2017 amounted to $326,284, $509,157 and $267,776, respectively, or 0.25% per annum of the Funds’ Class A average daily net assets, of which $245,707, $383,608 and $203,815, respectively, was paid to EVD and $80,577, $125,549 and $63,961, respectively, was paid to CID. Distribution and service fees for Conservative, Moderate and Aggressive paid or accrued for the year ended September 30, 2017 amounted to $337,694, $419,708 and $175,736, respectively, or 1.00% per annum of the Funds’ Class C average daily net assets, of which $253,675, $315,772 and $132,681, respectively, was paid to EVD and $84,019, $103,936 and $43,055, respectively, was paid to CID.
The Funds were informed that EVD received $66,790, $80,974 and $43,191 for Conservative, Moderate and Aggressive, respectively, and CID received $12,178, $15,903 and $11,138 for Conservative, Moderate and Aggressive, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Funds were also informed that EVD received $9,324, $16,231 and $5,738 for Conservative, Moderate and Aggressive, respectively, and CID received $9,160, $11,848 and $3,348 for Conservative, Moderate and Aggressive, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Funds and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $16,780, $35,746 and $26,360 for Conservative, Moderate and Aggressive, respectively, and shareholder servicing fees paid to CIS were $5,678, $12,769 and $9,210 for Conservative, Moderate and Aggressive, respectively. Such fees are included in transfer agency fees and expenses on the Statements of Operations.

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Each Trustee of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Funds who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert Funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM, the Calvert Funds’ former investment adviser and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, each Fund’s allocated portion of such expense and reimbursement was $2,109, $3,053 and $1,525 for Conservative, Moderate and Aggressive, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Purchases	$87,510,256	$115,300,496	$70,021,868
Sales	$79,026,316	$120,917,152	$73,295,245
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

Year Ended September 30, 2017
	CONSERVATIVE	MODERATE	AGGRESSIVE
Distributions declared from:
Ordinary income	$3,126,373	$3,924,339	$1,767,434
Long-term capital gains	1,601,320	6,519,375	4,429,203

Year Ended September 30, 2016
	CONSERVATIVE	MODERATE	AGGRESSIVE
Distributions declared from:
Ordinary income	$2,929,025	$3,300,944	$978,980
Long-term capital gains	5,782,770	24,601,866	14,810,986
During the year ended September 30, 2017, the following amounts were reclassified due to the Funds’ use of equalization accounting and differences between book and tax accounting, primarily for the tax treatment of short-term capital gain distributions from the Underlying Funds. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

44 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

	CONSERVATIVE	MODERATE	AGGRESSIVE
Change in:
Paid-in capital	$181,704	$559,827	$331,170
Accumulated net realized gain (loss)	($480,500)	($918,573)	($426,104)
Accumulated undistributed net investment income	$298,796	$358,746	$94,934
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Undistributed long-term capital gains	$2,100,956	$6,925,030	$4,270,633
Late year ordinary losses	$—	$—	($199,027)
Net unrealized appreciation	$9,535,268	$21,666,841	$13,599,009
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in each Fund’s Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, futures contracts and options contracts.
At September 30, 2017, Aggressive had a late year ordinary loss of $199,027 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2017, as determined on a federal income tax basis, were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Federal tax cost of investments	$175,901,077	$246,900,771	$124,068,564
Gross unrealized appreciation	$9,535,268	$21,666,841	$13,599,009
Gross unrealized depreciation	—	—	—
Net unrealized appreciation (depreciation)	$9,535,268	$21,666,841	$13,599,009

NOTE D — FINANCIAL INSTRUMENTS
A summary of futures contracts and options contracts outstanding at September 30, 2017 is included in each Fund’s Schedule of Investments. During the year ended September 30, 2017, the Funds used futures contracts as a substitute for direct investment in particular asset classes to facilitate rebalancing and implement tactical asset allocation decisions.
During the year ended September 30, 2017, the Funds entered into purchased and written options contracts to make tactical asset allocations (including to gain or limit exposure to certain asset classes and/or sectors).
At September 30, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk disclosure was as follows:
CONSERVATIVE

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Equity Price	Futures contracts	Net unrealized appreciation (depreciation)	$—	($50,153)	*
Equity Price	Options purchased	Investments in securities of unaffiliated issuers, at value	75,190	—
Equity Price	Options written	Written options outstanding, at value	—	(4,838)
Interest Rate	Futures contracts	Net unrealized appreciation (depreciation)	—	(65,252)	*
Total			$75,190	($120,243)

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

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MODERATE

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Equity Price	Futures contracts	Net unrealized appreciation (depreciation)	$18,115	*	($73,300)	*
Equity Price	Options purchased	Investments in securities of unaffiliated issuers, at value	153,190		—
Equity Price	Options written	Written options outstanding, at value	—		(10,700)
Interest Rate	Futures contracts	Net unrealized appreciation (depreciation)	96,589	*	(88,090)	*
Total			$267,894		($172,090)

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
AGGRESSIVE

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Equity Price	Futures contracts	Net unrealized appreciation (depreciation)	$21,134	*	($88,731)	*
Equity Price	Options purchased	Investments in securities of unaffiliated issuers, at value	100,870		—
Equity Price	Options written	Written options outstanding, at value	—		(7,158)
Total			$122,004		($95,889)

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2017 was as follows:

CONSERVATIVE
Statement of Operations Caption	Equity price	Interest rate
Net realized gain (loss) on:
Futures contracts	($1,169,409)	$229,726
Total	($1,169,409)	$229,726

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	$56,831	$—
Futures contracts	251,079	(65,252)
Written options	17,322	—
Total	$325,232	($65,252)

MODERATE
Statement of Operations Caption	Equity price	Interest rate
Net realized gain (loss) on:
Futures contracts	($1,627,934)	$89,224
Total	($1,627,934)	$89,224

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	$114,803	$—
Futures contracts	344,870	8,499
Written options	35,337	—
Total	$495,010	$8,499

46 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

AGGRESSIVE
Statement of Operations Caption	Equity price	Interest rate
Net realized gain (loss) on:
Futures contracts	($510,783)	$—
Total	($510,783)	$—

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	$75,228	$—
Futures contracts	59,500	—
Written options	22,583	—
Total	$157,311	$—
The average notional cost of futures contracts and average number of purchased and written options contracts outstanding during the year ended September 30, 2017 were approximately as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Futures Contracts – Long	$2,358,000	$2,403,000	$864,000
Futures Contracts – Short	$4,419,000	$7,554,000	$2,179,000
Options Purchased	2	4	4
Options Written	(2)	(5)	(3)
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Average borrowings	$4,932	$4,932	$4,935
Weighted average interest rate	2.51%	2.51%	2.51%
NOTE F — AFFILIATED COMPANIES
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2017, the value of each Fund’s investment in affiliated companies was $185,436,345, $268,567,612 and $137,667,573 for Conservative, Moderate and Aggressive, respectively, which represents approximately 100%, 99.9% and 100% of net assets for Conservative, Moderate and Aggressive, respectively. Transactions in affiliated companies by the Funds for the year ended September 30, 2017 were as follows:

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CONSERVATIVE

Name of Calvert Fund, Class I	Shares, beginning of period	Gross Additions	Gross Reductions	Shares, end of period	Value, end of period	Dividend Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
Absolute Return Bond Fund	1,430,852	285,899	(136,458)	1,580,293	$23,957,244	$664,792	$41,865	$181,461	($15,150)
Bond Fund	2,777,467	1,914,807	(266,955)	4,425,319	71,468,898	1,606,858	42,333	128,904	(280,297)
Emerging Markets Equity Fund	222,001	183,388	(124,173)	281,216	4,634,441	22,346	167,195	—	956,679
Green Bond Fund	63,290	77	(63,367)	—	—	1,177	27,966	12	(33,404)
High Yield Bond Fund	256,200	16,872	(273,072)	—	—	97,801	425,293	—	(424,157)
International Equity Fund	471,815	109,811	(272,221)	309,405	5,643,538	233,015	158,931	—	544,450
International Opportunities Fund	270,093	121,720	(81,331)	310,482	5,719,088	55,493	50,168	—	851,041
International Responsible Index Fund	—	248,350	(5,790)	242,560	5,654,082	—	11,092	—	599,667
Long-Term Income Fund	—	331,494	(10,017)	321,477	5,500,476	126,180	4,763	—	264,516
Mid-Cap Fund	169,843	11,512	(132,540)	48,815	1,889,145	50,418	(115,011)	1,207	637,354
Small-Cap Fund	357,903	52,507	(340,235)	70,175	1,930,527	5,674	758,479	117,015	218,212
Ultra Short-Duration Income Fund	1,780,202	1,218,953	(1,641,560)	1,357,595	21,232,794	349,110	212,169	—	(161,229)
US Large-Cap Core Responsible Index Fund	1,001,238	192,120	(505,687)	687,671	15,087,493	305,815	562,385	411,118	1,358,780
US Large-Cap Growth Responsible Index Fund	282,542	175,228	(113,274)	344,496	8,422,939	63,067	406,891	—	900,914
US Large-Cap Value Responsible Index Fund	516,708	124,213	(166,723)	474,198	10,963,468	215,608	528,210	28,090	909,423
US Mid-Cap Core Responsible Index Fund	—	176,093	(40,417)	135,676	3,332,212	—	11,102	—	171,871
TOTALS					$185,436,345	$3,797,354	$3,293,831	$867,807	$6,498,670

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MODERATE

Name of Calvert Fund, Class I	Shares, beginning of period	Gross Additions	Gross Reductions	Shares, end of period	Value, end of period	Dividend Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
Absolute Return Bond Fund	1,455,944	694,333	(141,990)	2,008,287	$30,445,625	$796,916	$45,684	$185,299	$23,093
Bond Fund	2,481,520	727,468	(274,810)	2,934,178	47,386,979	1,180,558	(84,670)	116,362	(398,918)
Emerging Markets Equity Fund	687,712	188,218	(310,832)	565,098	9,312,818	68,961	606,642	—	1,860,329
Green Bond Fund	60,568	67	(60,635)	—	—	1,031	24,636	11	(29,688)
High Yield Bond Fund	279,005	10,116	(289,121)	—	—	107,388	463,886	—	(461,044)
International Equity Fund	1,257,575	448,246	(520,522)	1,185,299	21,619,858	622,578	1,830,420	—	527,276
International Opportunities Fund	885,843	141,415	(135,187)	892,071	16,431,947	183,862	217,432	—	3,019,515
International Responsible Index Fund	—	608,179	(27,410)	580,769	13,537,737	—	59,976	—	1,321,308
Mid-Cap Fund	343,906	24,115	(262,830)	105,191	4,070,891	101,986	380,458	2,441	759,287
Small-Cap Fund	943,512	33,318	(825,610)	151,220	4,160,058	14,967	2,494,470	308,585	159,395
Ultra-Short Duration Income Fund	12,751	2,540,859	(1,114,820)	1,438,790	22,502,681	218,651	29,049	—	5,096
US Large-Cap Core Responsible Index Fund	2,569,639	391,053	(923,144)	2,037,548	44,703,796	786,290	814,721	1,056,507	4,784,670
US Large-Cap Growth Responsible Index Fund	879,752	199,076	(308,900)	769,928	18,824,740	197,803	1,152,279	—	2,151,171
US Large-Cap Value Responsible Index Fund	1,608,835	228,754	(711,963)	1,125,626	26,024,478	672,370	2,239,897	87,558	1,849,991
US Mid-Cap Core Responsible Index Fund	—	395,921	(7,240)	388,681	9,546,004	—	2,941	—	408,122
TOTALS					$268,567,612	$4,953,361	$10,277,821	$1,756,763	$15,979,603

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AGGRESSIVE

Name of Calvert Fund, Class I	Shares, beginning of period	Gross Additions	Gross Reductions	Shares, end of period	Value, end of period	Dividend Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
Absolute Return Bond Fund	186,452	119,934	(39,026)	267,360	$4,053,181	$100,041	$10,902	$23,073	($3,085)
Bond Fund	273,098	1,452,280	(910,703)	814,675	13,157,009	263,666	215,925	12,099	(101,909)
Emerging Markets Equity Fund	445,555	256,023	(165,553)	536,025	8,833,697	44,433	153,154	—	1,837,649
International Equity Fund	843,032	452,718	(369,581)	926,169	16,893,328	417,365	818,356	—	878,824
International Opportunities Fund	730,076	63,817	(149,019)	644,874	11,878,582	152,631	222,073	—	2,317,728
International Responsible Index Fund	—	354,520	(13,703)	340,817	7,944,455	—	27,614	—	787,138
Mid-Cap Fund	202,450	25,688	(120,773)	107,365	4,155,044	60,077	273,773	1,435	466,062
Small-Cap Fund	525,290	42,470	(413,410)	154,350	4,246,173	8,312	1,519,866	171,237	187,507
US Large-Cap Core Responsible Index Fund	1,654,004	396,123	(553,415)	1,496,712	32,837,852	505,544	436,125	678,270	3,513,103
US Large-Cap Growth Responsible Index Fund	581,436	226,477	(302,712)	505,201	12,352,168	131,095	962,519	—	1,091,818
US Large-Cap Value Responsible Index Fund	1,075,651	323,564	(643,286)	755,929	17,477,081	449,907	1,965,862	58,458	730,296
US Mid-Cap Core Responsible Index Fund	—	159,946	(3,635)	156,311	3,839,003	—	1,798	—	180,825
TOTALS					$137,667,573	$2,133,071	$6,607,967	$944,572	$11,885,956

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NOTE G — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

CONSERVATIVE	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,981,979	$33,126,700	2,210,495	$35,860,887
Reinvestment of distributions	217,729	3,582,313	407,437	6,566,581
Shares redeemed	(2,151,958)	(35,703,955)	(1,441,367)	(23,287,750)
Net increase	47,750	$1,005,058	1,176,565	$19,139,718

Class C
Shares sold	350,847	$5,765,745	473,596	$7,594,658
Reinvestment of distributions	38,422	622,901	87,676	1,393,915
Shares redeemed	(524,534)	(8,647,576)	(277,824)	(4,474,018)
Net increase (decrease)	(135,265)	($2,258,930)	283,448	$4,514,555

Class I
Shares sold	266,172	$4,450,178	62,228(a)	$1,000,000(a)
Reinvestment of distributions	5,997	98,536	517(a)	8,405(a)
Shares redeemed	(157,825)	(2,639,917)	—	—
Net increase	114,344	$1,908,797	62,745(a)	$1,008,405(a)

Class Y
Shares sold	655,287	$10,843,456	24,620(a)	$403,003(a)
Reinvestment of distributions	5,143	87,174	121(a)	1,983(a)
Shares redeemed	(96,466)	(1,628,503)	(241)(a)	(3,974)(a)
Net increase	563,964	$9,302,127	24,500(a)	$401,012(a)

(a) From May 20, 2016 inception.

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MODERATE	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,871,825	$34,184,103	1,925,291	$33,855,020
Reinvestment of distributions	457,461	8,062,036	1,263,831	21,894,759
Shares redeemed	(2,701,121)	(48,943,346)	(1,825,443)	(31,766,694)
Net increase (decrease)	(371,835)	($6,697,207)	1,363,679	$23,983,085

Class C
Shares sold	404,329	$7,013,541	417,535	$7,044,216
Reinvestment of distributions	93,798	1,580,839	263,626	4,377,995
Shares redeemed	(677,620)	(11,748,924)	(419,450)	(7,028,522)
Net increase (decrease)	(179,493)	($3,154,544)	261,711	$4,393,689

Class I
Shares sold	543,251	$9,745,165	58,480(a)	$1,000,000(a)
Reinvestment of distributions	10,962	191,489	264(a)	4,593(a)
Shares redeemed	(141,632)	(2,590,737)	—	—
Net increase	412,581	$7,345,917	58,744(a)	$1,004,593(a)

Class Y
Shares sold	208,511	$3,800,298	22,208(a)	$391,072(a)
Reinvestment of distributions	1,370	24,116	55(a)	963(a)
Shares redeemed	(42,090)	(776,519)	(14)(a)	(254)(a)
Net increase	167,791	$3,047,895	22,249(a)	$391,781(a)

(a) From May 20, 2016 inception.

52 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

AGGRESSIVE	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	902,755	$17,031,178	1,137,360	$20,492,763
Reinvestment of distributions	275,795	4,947,011	739,616	12,959,041
Shares redeemed	(1,135,909)	(21,115,128)	(1,023,579)	(18,153,215)
Net increase	42,641	$863,061	853,397	$15,298,589

Class C
Shares sold	122,130	$1,983,708	181,771	$2,861,760
Reinvestment of distributions	58,413	911,004	144,071	2,204,296
Shares redeemed	(258,351)	(4,180,783)	(169,665)	(2,674,124)
Net increase (decrease)	(77,808)	($1,286,071)	156,177	$2,391,932

Class I
Shares sold	116,645	$2,120,665	58,241(a)	$1,000,000(a)
Reinvestment of distributions	5,981	107,065	—	—
Shares redeemed	(92,904)	(1,716,773)	—	—
Net increase	29,722	$510,957	58,241(a)	$1,000,000(a)

Class Y
Shares sold	68,147	$1,275,567	7,227(a)	$125,251(a)
Reinvestment of distributions	471	8,458	—	—
Shares redeemed	(18,526)	(347,295)	—	—
Net increase	50,092	$936,730	7,227(a)	$125,251(a)

(a) From May 20, 2016 inception.
The Trustees approved the termination of each Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of each Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.
NOTE H — REGULATORY MATTERS
On October 18, 2016, the Securities and Exchange Commission (SEC) issued an administrative order (“Order”) relating to the improper valuation of certain securities held by one or more of the Underlying Funds by CIM (the Adviser to the Funds and the Underlying Funds prior to December 31, 2016) between March 18, 2008 and October 18, 2011. Pursuant to the Order, CIM is required to make distributions to affected shareholders to remediate the improper valuation (including shareholders of each Fund who were indirectly impacted by reason of each Fund’s investment in affected Underlying Funds). The distributions required to be made by CIM to affected shareholders are the obligations of CIM and will not have an impact on the Funds’ net assets.
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including each Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Funds’ net assets.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund:
We have audited the accompanying statements of assets and liabilities of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund (collectively, the “Funds”), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent, and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

54 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:

Conservative Allocation Fund	$979,059
Moderate Allocation Fund	$2,729,951
Aggressive Allocation Fund	$1,802,757
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2017 ordinary income dividends, the following qualifies for the corporate dividends received deduction:

Conservative Allocation Fund	21.23%
Moderate Allocation Fund	46.83%
Aggressive Allocation Fund	67.27%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2017, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

Conservative Allocation Fund	$4,638,170
Moderate Allocation Fund	$15,488,791
Aggressive Allocation Fund	$10,038,612

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 55

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Trustee	1990	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

56 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Trustee	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Trustees effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 57

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

58 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

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CALVERT ASSET ALLOCATION FUNDS	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24205 9.30.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2016 and September 30, 2017 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/16	%*	9/30/17	%*

Audit Fees	$199,798	0%	$192,290	4.7%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees	$31,100	0%	$34,200	0%

All Other Fees	$0	0%	$0	0%

Total	$230,898	0%	$226,490	4.0%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve)

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/17
$	%*	$	%*

$0	0%	$79,200	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)        Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    November 22, 2017

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017